SCHEDULE 14A

Joint Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Columbia Funds Series Trust I

(Name of Registrant as Specified in its Charter)

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Columbia Funds Series Trust I

One Financial Center, Boston, Massachusetts 02111

Columbia Balanced Fund	Columbia Intermediate Municipal Bond Fund
Columbia Bond Fund	Columbia International Bond Fund
Columbia California Tax-Exempt Fund	Columbia Large Cap Growth Fund
Columbia Connecticut Tax-Exempt Fund	Columbia Pacific/Asia Fund
Columbia Contrarian Core Fund	Columbia Real Estate Equity Fund
Columbia Corporate Income Fund	Columbia Select Large Cap Growth Fund
Columbia Emerging Markets Fund	Columbia Select Small Cap Fund
Columbia Energy and Natural Resources Fund	Columbia Small Cap Core Fund
Columbia High Yield Municipal Fund	Columbia Strategic Income Fund
Columbia High Yield Opportunity Fund	Columbia Strategic Investor Fund
Columbia Intermediate Bond Fund	Columbia Value and Restructuring Fund

(each, a “Fund” and collectively, the “Funds”)

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND

AND VOTE ON THE PROPOSALS

This is a brief overview of the matters on which you are being asked to vote. The accompanying Joint Proxy Statement contains more detailed information about each proposal, and we encourage you to read it in its entirety before voting. Your vote is important.

Q.	Why are you sending me this information?

A.

On February 15, 2011, a Joint Special Meeting of Shareholders of each Fund and Columbia Funds Series Trust I (the “Trust”) as a whole (the “Meeting”) will be held at One Financial Center (5th Floor Conference Room A), Boston, Massachusetts, 02111, at 1:00 p.m. (Eastern). You are receiving the Joint Proxy Statement and one or more proxy cards (the “Proxy Cards”) because you own shares of one or more of the Funds and have the right to vote on these important proposals concerning your investment.

Q.	What are the proposals?

A.	Shareholders are being asked to vote on the following proposals:

•

For certain Funds, the approval of an amendment to the Investment Management Services Agreement to increase the investment advisory fee rate payable by those Funds at various asset levels (Proposal 1).

•

For Columbia California Tax-Exempt Fund and Columbia Connecticut Tax-Exempt Fund, a proposal to change the classification of such Fund from a “diversified” fund to a “non-diversified” fund, as such terms are defined in the Investment Company Act of 1940 (the “1940 Act”) (Proposal 2).

•

For Columbia Real Estate Equity Fund, a proposal to approve the conversion of its investment objective and a related 80% policy from “fundamental” (requiring shareholder approval to modify in the future) to “non-fundamental” (not requiring shareholder approval to modify in the future). There are no current proposals to make any substantive changes to the objective or this policy (Proposal 3).

Q.	For certain Funds, why am I being asked to vote on an amendment to the Investment Management Services Agreement?

A.	Proposal 1 requests your vote on an amendment to the Investment Management Services Agreement (the “IMS Agreement”) between Columbia Management Investment Advisers, LLC (“Columbia Management”) and the Trust, on behalf of the following Funds:

Columbia Balanced Fund	Columbia International Bond Fund
Columbia Bond Fund	Columbia Large Cap Growth Fund
Columbia Contrarian Core Fund	Columbia Pacific/Asia Fund
Columbia Corporate Income Fund	Columbia Select Large Cap Growth Fund
Columbia Emerging Markets Fund	Columbia Select Small Cap Fund
Columbia Energy and Natural Resources Fund	Columbia Small Cap Core Fund
Columbia High Yield Municipal Fund	Columbia Strategic Income Fund
Columbia High Yield Opportunity Fund	Columbia Strategic Investor Fund
Columbia Intermediate Bond Fund	Columbia Value and Restructuring Fund
Columbia Intermediate Municipal Bond Fund

(each, an “IMS Fee Fund” and collectively, the “IMS Fee Funds”)

The proposed amendment is part of a group of related proposals that, if approved, are designed to achieve consistent investment management service and fee structures across most of the Columbia-branded funds and the funds that were formerly (and in some cases, currently) branded as RiverSource, Seligman and Threadneedle funds (collectively, the “Combined Fund Complex”). Specifically, the proposed amendment to the IMS Agreement for each IMS Fee Fund would increase the investment advisory fee rate payable by such IMS Fee Fund to Columbia Management at various asset levels. Each IMS Fee Fund’s operations and the manner in which Columbia Management manages the IMS Fee Fund are not expected to change as a result of this amendment. More specifically, except for the investment advisory fee rates payable by an IMS Fee Fund, the IMS Agreement for such IMS Fee Funds would remain the same in all respects.

Q.	For the IMS Fee Funds, why should I approve an amendment that would or could increase the investment advisory fee rates payable by my Fund?

A.	The proposed amendment to the IMS Agreement is part of a group of related proposals that are designed to enhance consistency and uniformity across the Combined Fund Complex. These proposals are intended to provide shareholders of the Combined Fund Complex with the potential to realize the full range of benefits resulting from a much larger mutual fund group, including:

•

Standardizing investment advisory fee rates and total management fee rates (i.e., the investment advisory fee rates and the administration/administrative fee rates), to the extent practicable, across funds in the Combined Fund Complex that are in the same investment category (e.g., the amendment would align the investment advisory fee rates of Columbia Select Small Cap Fund with those of other actively managed small-cap funds in the Combined Fund Complex) to promote uniformity of pricing among similar funds;

•

Implementing contractual expense limitations that will generally cap total annual operating expense ratios for each fund in the Combined Fund Complex at levels that are at or below the median net operating expense ratio of funds in the respective fund’s peer group (as determined annually after the initial term by an independent third-party data provider); and

•	Correlating investment advisory and administration/administrative fee rates across the Combined Fund Complex commensurate with the level of services being provided.

The investment advisory fee rates payable by the IMS Fee Funds would increase at various asset levels (with current effective advisory fees increasing by up to 0.16% of average daily net assets depending on your IMS Fee Fund), as described in the accompanying Joint Proxy Statement. Even though certain fee rates will increase for certain funds, including the IMS Fee Funds, the net effect of the larger group of proposals, which for many of the funds comprising the Combined Fund Complex include reductions in administration/administrative fee rates and contractual expense limitations, is expected to be a reduction in the overall fees paid, on a cumulative basis, by the various funds comprising the Combined Fund Complex. Thus, on a cumulative basis, shareholders, many of whom own shares of more than one fund, may pay lower fees overall even if the fee rate of a particular fund is increasing.

Q.	How would the proposed increase in investment advisory fee rates affect my Fund’s expenses?

A.	Although the proposed amendment to the IMS Agreement would result in higher investment advisory fee rates payable by the IMS Fee Funds at various asset levels, it would not necessarily result in higher gross expenses for most of those Funds in light of their current asset levels and contemporaneous reductions in other fee rates. In this regard, for most IMS Fee Funds at all or most asset levels, reductions in administrative fee rates will fully offset increases in advisory fee rates. Unlike investment advisory fee rates, administrative fee rates may be increased in the future without a shareholder vote.

Moreover, the fees actually paid by the IMS Fee Funds will be limited by contractual expense limitations that will generally cap total annual operating expense ratios at levels that are at or below the median net operating expense ratio of the funds in the respective Fund’s peer group. These commitments may mitigate the impact of any fee rate increases resulting from the amended fee schedules.

Comparisons of the investment advisory fee rates for each IMS Fee Fund, and, if its effective investment advisory fee rates would increase, gross and net expense ratios, are included in the accompanying Joint Proxy Statement. If you do not hold shares of an IMS Fee Fund, the investment advisory fee rates payable by your Fund under the proposed amendment will not increase from the investment advisory fee rates currently payable by your Fund.

Q.	For certain Funds, why am I being asked to approve a change to my Fund’s diversification status?

A.	Proposal 2 asks the shareholders of each of Columbia California Tax-Exempt Fund and Columbia Connecticut Tax-Exempt Fund (each, a “Policy Change Fund” and collectively, the “Policy Change Funds”) to approve a change in the classification of their Fund from a “diversified” fund to a “non-diversified” fund, as such terms are defined in the 1940 Act (the “Reclassification”). Currently, the Policy Change Funds are classified as “diversified” funds. This means that each Policy Change Fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in securities of any one issuer or purchase more than 10% of the outstanding voting securities of any one issuer, except obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and except securities of other investment companies. With respect to the remaining 25% of the Fund’s total assets, there is no limitation on the amount of assets the Policy Change Fund may invest in any one issuer.

By changing its classification to a “non-diversified” fund, each Policy Change Fund would no longer be subject to these restrictions, but would continue to be subject to other diversification restrictions and would continue to invest principally in municipal bonds that pay interest that is exempt from a particular state’s individual income tax. As a result of this change, Columbia Management, on behalf of each Policy Change Fund, would be able to invest the Fund’s assets in a smaller number of issuers. Thus, the Reclassification enhances Columbia Management’s flexibility to invest each Policy Change Fund’s assets by easing a restriction on Columbia Management’s ability to manage the portfolios. Columbia Management believes this increased investment flexibility may provide each Policy Change Fund with more opportunities to enhance its performance. However, because the appreciation or depreciation of a single bond may have a greater impact on the net asset value of each Policy Change Fund, its share price may fluctuate more than a comparable fund which is classified as diversified.

Q.	For Columbia Real Estate Equity Fund, why am I being asked to approve the conversion of my Fund’s investment objective and a related 80% policy from “fundamental” to “non-fundamental”?

A.	Proposal 3 asks shareholders of Columbia Real Estate Equity Fund (the “Real Estate Fund”) to approve the conversion of its investment objective from “fundamental” to “non-fundamental”. By changing the investment objective and policy to non-fundamental, the Board of Trustees (the “Board”) of the Trust will be able to modify Columbia Real Estate Equity Fund’s investment objective and the related policy in the future without having to obtain shareholder approval.

Columbia Management and the Board are not currently proposing to change Columbia Real Estate Equity Fund’s investment objective or the related policy, nor are there currently any plans to change Columbia Real Estate Equity Fund’s investment objective or the related policy in the future. Any future changes, however, would require the approval only of the Board. Columbia Real Estate Equity Fund would be required to provide shareholders with at least 60 days’ prior notice of any future change to its policy of investing at least 80% of its net assets in equity securities of companies principally engaged in the real estate industry, including real estate investment trusts.

Changing the investment objective from “fundamental” to “non-fundamental” will give Columbia Management and the Board additional flexibility to make changes to Columbia Real Estate Equity Fund’s investment objective or the related policy that they deem appropriate in the future, to address changing market conditions or performance issues, while saving Columbia Real Estate Equity Fund shareholders the cost of a proxy solicitation.

Q.	How does the Board recommend that I vote?

A.	The Board unanimously recommends that you vote FOR each proposal.

Q.	Will my Fund pay for this proxy solicitation?

A.	No. Columbia Management or an affiliated company will bear all of these costs.

Q.	How can I vote?

A.	You can vote in one of four ways:

•	By telephone: Call the toll-free number printed on the enclosed Proxy Card(s) and follow the directions.

•	By internet: Access the website address printed on the enclosed Proxy Card(s) and follow the directions on the website.

•	By mail: Complete, sign and return the enclosed Proxy Card(s) in the enclosed self-addressed, postage-paid envelope.

•

In person at the Meeting scheduled to occur on February 15, 2011 at One Financial Center (5th Floor Conference Room A), Boston, Massachusetts, 02111, at 1:00 p.m. (Eastern). If you decide to vote in person, you must attend the Meeting at the time and place described in the accompanying Joint Proxy Statement. To attend the Meeting in person, you will need proof of ownership of the shares of the relevant Fund, such as your Proxy Card (or a copy thereof) or, if your shares are held of record by a financial intermediary, such as a broker, or nominee, a Proxy Card from the record holder or other proof of beneficial ownership, such as a brokerage statement showing your holdings of the shares of the relevant Fund.

Q.	Why might I receive more than one Proxy Card?

A.	If you own shares of more than one Fund or own shares of a Fund in more than one account, you may receive a separate Proxy Card for each such Fund or account, and should vote each Proxy Card received.

Q.	Will I be notified of the results of the vote?

A.	The final voting results will be included in each Fund’s next report to shareholders following the Meeting.

Q.	Whom should I call if I have questions?

A.	If you have questions about any of the proposals described in the Joint Proxy Statement or about voting procedures, please call the Funds’ proxy solicitor, Computershare Fund Services, toll free at (800) 708-7953.

v

NOTICE OF A JOINT SPECIAL MEETING OF SHAREHOLDERS

Columbia Balanced Fund	Columbia Intermediate Municipal Bond Fund
Columbia Bond Fund	Columbia International Bond Fund
Columbia California Tax-Exempt Fund	Columbia Large Cap Growth Fund
Columbia Connecticut Tax-Exempt Fund	Columbia Pacific/Asia Fund
Columbia Contrarian Core Fund	Columbia Real Estate Equity Fund
Columbia Corporate Income Fund	Columbia Select Large Cap Growth Fund
Columbia Emerging Markets Fund	Columbia Select Small Cap Fund
Columbia Energy and Natural Resources Fund	Columbia Small Cap Core Fund
Columbia High Yield Municipal Fund	Columbia Strategic Income Fund
Columbia High Yield Opportunity Fund	Columbia Strategic Investor Fund
Columbia Intermediate Bond Fund	Columbia Value and Restructuring Fund

to be held on February 15, 2011

A Joint Special Meeting of Shareholders (the “Meeting”) of each Fund and of Columbia Funds Series Trust I (the “Trust”), as a whole, will be held at One Financial Center (5th Floor Conference Room A), Boston, Massachusetts, 02111, at 1:00 p.m. (Eastern) on February 15, 2011. At the Meeting, shareholders will be asked to:

Proposal		Funds Covered by Proposal
1.	Approve a proposed amendment to the Investment Management Services Agreement between the Trust, on behalf of the Fund, and Columbia Management Investment Advisers, LLC to increase the investment advisory fee rate payable by the Fund at various asset levels.

Columbia Balanced Fund

Columbia Bond Fund

Columbia Contrarian Core Fund

Columbia Corporate Income Fund

Columbia Emerging Markets Fund

Columbia Energy and Natural Resources Fund

Columbia High Yield Municipal Fund

Columbia High Yield Opportunity Fund

Columbia Intermediate Bond Fund

Columbia Intermediate Municipal Bond Fund

Columbia International Bond Fund

Columbia Large Cap Growth Fund

Columbia Pacific/Asia Fund

Columbia Select Large Cap Growth Fund

Columbia Select Small Cap Fund

Columbia Small Cap Core Fund

Columbia Strategic Income Fund

Columbia Strategic Investor Fund

Columbia Value and Restructuring Fund

2.	Approve a reclassification of the Fund from a “diversified” fund to a “non-diversified” fund, as such terms are defined in the Investment Company Act of 1940.	Columbia California Tax-Exempt Fund Columbia Connecticut Tax-Exempt Fund

3.	Approve the conversion of the Fund’s investment objective and a related 80% policy from “fundamental” to “non-fundamental”.	Columbia Real Estate Equity Fund

Please take some time to read the enclosed Joint Proxy Statement. It discusses these proposals in more detail. If you were a shareholder of a Fund as of the close of business on December 17, 2010, you may vote at the Meeting or at any adjournment of the Meeting on the proposal(s) applicable to your Fund(s). You are welcome to attend the Meeting in person. If you cannot attend in person to cast your vote, please vote by mail, telephone or internet. Just follow the instructions on the enclosed Proxy Card. If you have questions, please call the Funds’ proxy solicitor toll free at (800) 708-7953. It is important that you vote. The Board of Trustees of the Trust unanimously recommends that you vote FOR each nominee and FOR all other proposals in the Joint Proxy Statement.

By order of the Board of Trustees,

Scott R. Plummer, Secretary

December 20, 2010

Columbia Funds Series Trust I

One Financial Center, Boston, Massachusetts 02111

Columbia Balanced Fund	Columbia Intermediate Municipal Bond Fund
Columbia Bond Fund	Columbia International Bond Fund
Columbia California Tax-Exempt Fund	Columbia Large Cap Growth Fund
Columbia Connecticut Tax-Exempt Fund	Columbia Pacific/Asia Fund
Columbia Contrarian Core Fund	Columbia Real Estate Equity Fund
Columbia Corporate Income Fund	Columbia Select Large Cap Growth Fund
Columbia Emerging Markets Fund	Columbia Select Small Cap Fund
Columbia Energy and Natural Resources Fund	Columbia Small Cap Core Fund
Columbia High Yield Municipal Fund	Columbia Strategic Income Fund
Columbia High Yield Opportunity Fund	Columbia Strategic Investor Fund
Columbia Intermediate Bond Fund	Columbia Value and Restructuring Fund

(each, a “Fund” and collectively, the “Funds”)

JOINT PROXY STATEMENT

Joint Special Meeting of Shareholders to be held on February 15, 2011

This Joint Proxy Statement is furnished to you in connection with the solicitation of proxies by the board of trustees (the “Board”) of Columbia Funds Series Trust I (the “Trust”) relating to a Joint Special Meeting of Shareholders (the “Meeting”) of the Funds and the Trust as a whole to be held at One Financial Center (5th Floor Conference Room A), Boston, Massachusetts, 02111 on February 15, 2011 at 1:00 p.m. (Eastern). It is expected that this Joint Proxy Statement will be mailed to shareholders on or about January 5, 2011.

The purpose of the Meeting is to ask Fund shareholders to:

Proposal		Funds Covered by Proposal
1.	Approve a proposed amendment to the Investment Management Services Agreement between the Trust, on behalf of the Fund, and Columbia Management Investment Advisers, LLC to increase the investment advisory fee rate payable by the Fund at various asset levels.

Columbia Balanced Fund

Columbia Bond Fund

Columbia Contrarian Core Fund

Columbia Corporate Income Fund

Columbia Emerging Markets Fund

Columbia Energy and Natural Resources Fund

Columbia High Yield Municipal Fund

Columbia High Yield Opportunity Fund

Columbia Intermediate Bond Fund

Columbia Intermediate Municipal Bond Fund

Columbia International Bond Fund

Columbia Large Cap Growth Fund

Columbia Pacific/Asia Fund

Columbia Select Large Cap Growth Fund

Columbia Select Small Cap Fund

Columbia Small Cap Core Fund

Columbia Strategic Income Fund

Columbia Strategic Investor Fund

Columbia Value and Restructuring Fund

Proposal		Funds Covered by Proposal
2.	Approve a reclassification of the Fund from a “diversified” fund to a “non-diversified” fund, as such terms are defined in the Investment Company Act of 1940 (“1940 Act”).	Columbia California Tax-Exempt Fund Columbia Connecticut Tax-Exempt Fund

3.	Approve the conversion of the Fund’s investment objective and a related 80% policy from “fundamental” to “non-fundamental”.	Columbia Real Estate Equity Fund

Additional information about the Funds is available in their respective prospectuses, statements of additional information and semi-annual and annual reports to shareholders. The Funds’ most recent semi-annual and annual reports previously have been mailed to shareholders. Additional copies of any of these documents are available without charge upon request by writing Columbia Management Investment Services, Corp., P.O. Box 8081, Boston, MA 02266-8081 or by calling (800) 345-6611. All of these documents also are filed with the U.S. Securities and Exchange Commission (the “SEC”) and available on the SEC’s website at www.sec.gov.

GENERAL OVERVIEW

Proposal 1: Approve Amendment to Investment Management Services Agreement

The shareholders of certain Funds are being asked to approve a proposed amendment to the Investment Management Services Agreement between the Trust, on behalf of the Funds, and Columbia Management Investment Advisers, LLC (“Columbia Management”). The proposed amendment, if approved, is designed to achieve consistent investment management service and fee structures across the Columbia-branded funds (the “Columbia Fund Complex”) and the funds that were formerly (and in some cases, currently) branded as RiverSource, Seligman and Threadneedle funds (the “RiverSource Fund Complex,” and together with the Columbia Fund Complex, the “Combined Fund Complex”). Except for the investment advisory fee rates payable by these Funds, the Investment Management Services Agreement for such Funds would remain the same in all respects. Information about the proposed amendment to the Investment Management Services Agreement is set forth under Proposal 1.

Proposal 2: Approve Reclassification of Fund from a “Diversified” Fund to a “Non-Diversified” Fund

The shareholders of Columbia California Tax-Exempt Fund and Columbia Connecticut Tax-Exempt Fund (each, a “Policy Change Fund” and collectively, the “Policy Change Funds”) are being asked to approve a change in the classification of their Fund (each, a “Reclassification” and collectively, the “Reclassifications”) from a “diversified” fund to a “non-diversified” fund, as such terms are defined in the 1940 Act. The Reclassifications would enhance Columbia Management’s flexibility to invest each Policy Change Fund’s assets by easing a restriction on Columbia Management’s ability to manage the portfolios. Information about the Reclassifications is set forth under Proposal 2.

Proposal 3: Approve Conversion of Fundamental Objective and Policy of Columbia Real Estate Equity Fund

The shareholders of Columbia Real Estate Equity Fund are being asked to approve the conversion of the Fund’s investment objective and a related 80% policy from “fundamental” (requires shareholder approval to modify in the future) to “non-fundamental” (does not require shareholder approval to modify in the future) (the “Conversion”). Changing the investment objective and the related policy from “fundamental” to “non-fundamental” will give Columbia Management and the Board additional flexibility to make changes to Columbia Real Estate Equity Fund’s investment objective that they deem appropriate in the future, to address changing market conditions or performance issues, while saving Columbia Real Estate Equity Fund the cost of a proxy solicitation. Information about the Conversion is set forth under Proposal 3.

Effectiveness of the Proposals

None of the proposals is contingent on the outcome of any other proposal. In addition, approval of a proposal by one Fund is not contingent on the approval of the same proposal by any other Fund.

PROPOSAL 1 – APPROVE AMENDMENT TO IMS AGREEMENT

Columbia Balanced Fund	Columbia International Bond Fund
Columbia Bond Fund	Columbia Large Cap Growth Fund
Columbia Contrarian Core Fund	Columbia Pacific/Asia Fund
Columbia Corporate Income Fund	Columbia Select Large Cap Growth Fund
Columbia Emerging Markets Fund	Columbia Select Small Cap Fund
Columbia Energy and Natural Resources Fund	Columbia Small Cap Core Fund
Columbia High Yield Municipal Fund	Columbia Strategic Income Fund
Columbia High Yield Opportunity Fund	Columbia Strategic Investor Fund
Columbia Intermediate Bond Fund	Columbia Value and Restructuring Fund
Columbia Intermediate Municipal Bond Fund

(each, an “IMS Fee Fund” and collectively, the “IMS Fee Funds”)

Background

The Board has unanimously approved an amendment to the Investment Management Services Agreement (the “IMS Agreement”) between Columbia Management and the Trust, on behalf of each of the IMS Fee Funds. Under the 1940 Act, shareholder approval is required before any Fund can implement the proposed amendment. If shareholders of a Fund do not approve the proposed amendment, such Fund will continue operating pursuant to the IMS Agreement currently in effect.

The proposed amendment is part of a larger group of proposals aimed at further integrating the Columbia Fund Complex and the Combined Fund Complex following the acquisition by Ameriprise Financial, Inc., the parent company of Columbia Management, of the long-term asset management business of Columbia Management Group, LLC and certain of its affiliated companies from Bank of America, N.A. (the “Transaction”). The proposed amendment, if approved, is designed to achieve consistent investment management service and fee structures across the Combined Fund Complex. Under the proposed amendment, the Funds would continue to be managed by Columbia Management and are expected to receive services that are the same as the services provided under the current IMS Agreement. The proposed amendment to the IMS Agreement for each IMS Fee Fund would increase the investment advisory fee rate payable by such IMS Fee Fund to Columbia Management at various asset levels. Depending on the Fund, current effective advisory fees would increase by up to 0.16% of average daily net assets depending on the IMS Fee Fund. Each IMS Fee Fund’s operations and the manner in which Columbia Management manages the IMS Fee Fund are not expected to change as a result of this amendment. More specifically, except for the investment advisory fee rates payable by an IMS Fee Fund, the IMS Agreement for such IMS Fee Funds would remain the same in all respects. In addition, as described in more detail below, the proposed amendment would not necessarily result in higher gross expenses for many of these Funds in light of their current asset levels and contemporaneous reductions in other fee rates.

A description of key terms and provisions of the IMS Agreement follows. Additional details about the effects of the proposed amendment on the IMS Fee Funds’ fee rates are set forth under “Changes to Investment Advisory Fee Rates” and “Board Considerations” below. Additional information about Columbia Management is provided in Appendix A.

Description of IMS Agreement

The current IMS Agreement is dated as of May 1, 2010 and was last approved by shareholders of the Funds at a joint special meeting of such shareholders that was held on March 3, 2010, in connection with the Transaction, which resulted in the termination of the Funds’ prior investment advisory agreement with the Funds’ prior investment adviser.

The IMS Agreement generally provides that, subject to oversight by the Board and the authorized officers of the Trust, Columbia Management agrees to: continuously furnish the Funds with investment advice; decide what securities are to be purchased, held or sold, consistent with the Funds’ respective investment objectives, strategies and policies; perform investment research; prepare and make available to the Board all research and statistical data in connection therewith; and execute or cause the execution of purchase and sell orders for the Funds. The IMS Agreement adds that Columbia Management will determine which investments to make consistent with the Fund’s investment strategies, recommend changes to investment objectives, strategies and policies to the Board and furnish to the Board such reports, statistical data and other information relating to the investment management of the relevant Fund in the form and at such intervals that the Board may reasonably request.

Under the IMS Agreement, Columbia Management, in executing portfolio transactions and selecting brokers or dealers for a Fund, agrees to seek best execution. Columbia Management may consider not only the price of the security being traded (including commission or mark-up), but also other relevant facts such as, without limitation, the size and difficulty of the transaction, the characteristics of the security being traded, the broker-dealer’s financial condition and execution capabilities, or research or other information furnished to Columbia Management. The IMS Agreement explicitly contemplates that Columbia Management may, except where otherwise directed by the Board, execute transactions or pay to a broker or dealer who provides brokerage and research services a commission for executing a portfolio transaction for a Fund that is in excess of the amount of commission another broker or dealer would have charged for effecting the transaction, to the extent consistent with applicable law.

The IMS Agreement contemplates the engagement by Columbia Management of subadvisers for the Funds, and provides that Columbia Management may subcontract and pay for certain of the services described under the IMS Agreement, with the further understanding that the quality and level of services required to be provided under the agreement will not be diminished thereby and with the understanding that Columbia Management will obtain the approval of the Board and/or a Fund’s shareholders as required by applicable law, rules, regulations promulgated thereunder, the terms of the IMS Agreement, resolutions of the Board and Columbia Management’s commitments.

The IMS Agreement contemplates that Columbia Management will provide support as required or requested by the Board with respect to voting proxies solicited by or with respect to the issuers of securities owned by a Fund. The IMS Agreement also contemplates that Columbia Management may vote proxies and provide or withhold consents as directed by the Board from time to time.

The IMS Agreement generally requires that all information provided by a Fund to Columbia Management and vice versa be treated as confidential and non-disclosable to unaffiliated third parties except under limited circumstances. The IMS Agreement generally requires books and records to be maintained by Columbia Management on behalf of a Fund.

Fees

Under the IMS Agreement, each Fund pays a fee that is based on a percentage of the daily net assets of the Fund. The IMS Agreement provides for such fees to be accrued daily and paid monthly. Columbia Management is solely responsible for compensating any subadviser(s) for performing any of the duties delegated to them.

The aggregate amounts actually paid by each IMS Fee Fund to the prior investment adviser pursuant to the prior investment advisory agreement (which included fee schedules identical to those currently in effect) prior to May 1, 2010, and to Columbia Management under the current IMS Agreement for periods since May 1, 2010, in each case during such Fund’s last fiscal year, and the amounts that would have been paid if the proposed fee rates had been in effect, are set forth in Appendix B to this Joint Proxy Statement. The amounts paid by the IMS Fee Funds to Columbia Management and its affiliated persons during each such Fund’s last fiscal year are also set forth in Appendix B. Information about the current and proposed fee rates for each IMS Fee Fund are set forth below under “Changes to Investment Advisory Fee Rates – Current and Proposed Management Fee Rates”. In addition, current and proposed fee tables for each IMS Fee Fund that would experience an increase in its effective investment advisory fee rate are set forth in Appendix C to this Joint Proxy Statement. Except for the fee rate changes described in this Proposal 1, there are no proposed fee rate changes that could increase the investment advisory fee rates payable under the IMS Agreement.

As noted below, Columbia Management has agreed to implement contractual expense limitations that will generally cap total annual operating expense ratios at levels that are at or below the median net operating expense ratio of the funds in the respective Fund’s peer group (as determined annually after the initial term by an independent third-party data provider), pursuant to a methodology mutually agreed upon by the Board and Columbia Management. These commitments may mitigate the impact of any fee increases resulting from any proposed investment advisory fee rate increases. Any contractual expense limitation may be revised or discontinued upon its expiration, unless sooner terminated by the Board in its discretion.

Payment of Expenses

The IMS Agreement requires Columbia Management to furnish at its expense the office space, supplies, equipment, clerical help and other personnel and services required to render its investment management services and to pay the compensation of the trustees or officers of the Trust who are directors, officers, or employees of Columbia Management (except to the extent that the Board specifically approves the payment by the Fund of all or a portion of such compensation). The IMS Agreement specifically notes that, except to the extent expressly assumed by Columbia Management, and except to the extent required by law to be paid or reimbursed by Columbia Management, Columbia Management will have no duty to pay any Fund operating expenses incurred in the organization and operation of the Fund.

Limits of Liability

Under the IMS Agreement, and subject to U.S. federal securities laws, neither Columbia Management nor any of its directors, officers, partners, principals, employees or agents will be liable for any acts or omissions or for any loss suffered by a Fund or the Fund’s shareholders or creditors, except for a loss resulting from willful misfeasance, bad faith or negligence on its part in the performance of its duties under the IMS Agreement or reckless disregard of its obligations or duties under the IMS Agreement.

Changes to Investment Advisory Fee Rates

The Board has approved, and recommends that shareholders of such IMS Fee Funds approve, an amendment to the IMS Agreement between Columbia Management and the Trust, on behalf of the IMS Fee Funds, that would increase the investment advisory fee rates payable by each IMS Fee Fund to Columbia Management at various asset levels. Except for the investment advisory fee rates payable, an IMS Agreement for such IMS Fee Fund would remain the same in all respects.

As indicated above, the proposed amendment to the IMS Agreement is part of a group of related proposals that are designed to enhance consistency and uniformity across the Combined Fund Complex. These proposals are intended to provide shareholders of the Combined Fund Complex with the potential to realize the full range of benefits resulting from a much larger mutual fund group, including:

•

Standardizing investment advisory fee rates and total management fee rates (i.e., the investment advisory fee rates and the administration/administrative fee rates), to the extent practicable, across funds in the Combined Fund Complex that are in the same investment category (e.g., the amendment would align the investment advisory fee rates of Columbia Select Small Cap Fund with those of other actively managed small-cap funds in the Combined Fund Complex) to promote uniformity of pricing among similar funds;

•

Implementing contractual expense limitations that will generally cap total annual operating expense ratios for each fund in the Combined Fund Complex at levels that are at or below the median net operating expense ratio of funds in the respective fund’s peer group (as determined annually after the initial term by an independent third-party data provider); and

•	Correlating investment advisory and administration/administrative fee rates across the Combined Fund Complex commensurate with the level of services being provided.

The investment advisory fee rates payable by the IMS Fee Funds would increase at various asset levels (with current effective advisory fees increasing by up to 0.16% of average daily net assets depending on the IMS Fee Fund). Even though certain fee rates will increase for certain funds, including the IMS Fee Funds, the net effect of the larger group of proposals, which for many of the funds comprising the Combined Fund Complex include reductions in administrative fee rates and contractual expense limitations, is expected to be a reduction in the overall fees paid, on a cumulative basis, by the various funds comprising the Combined Fund Complex. Thus, on a cumulative basis, shareholders, many of whom own shares of more than one fund, may pay lower fees overall even if the fee rate of a particular fund is increasing.

Although the proposed amendment to the IMS Agreement would result in higher investment advisory fee rates payable by the IMS Fee Funds at various asset levels, it would not necessarily result in higher gross expenses for most of those Funds in light of their current asset levels and contemporaneous reductions in other fee rates. In this regard, for many of the IMS Fee Funds, at all or most asset levels, reductions in administrative fee rates (which do not require shareholder approval but are contingent on shareholder approval of Proposal 1) will fully offset increases in advisory fee rates. Unlike investment advisory fee rates, administrative fee rates may be increased in the future without a shareholder vote.

The following chart provides additional information on a Fund-by-Fund basis about current and proposed investment advisory fee rates and administrative fee rates for the IMS Fee Funds and illustrates the impact of the changes to investment advisory fee rates and administrative fee rates on a consolidated basis.

Current and Proposed Management Fee Rates

	Current Management Fees							Proposed Management Fees
Fund	Fund Average Daily Net Assets (in millions)	Current Advisory		Current Administrative		Total		Fund Average Daily Net Assets (in millions)	Proposed Advisory		Proposed Administrative		Total
Columbia Balanced Fund	All Assets	0.500%		0.00%		0.500%		$0-$500 $500-$1,000 $1,000-$1,500 $1,500-$3,000 $3,000-$6,000 $6,000-$12,000 >$12,000	0.660 0.615 0.570 0.520 0.510 0.490 0.490	% % % % % % %	0.060 0.055 0.050 0.050 0.040 0.040 0.030	% % % % % % %	0.720 0.670 0.620 0.570 0.550 0.530 0.520	% % % % % % %

Columbia Bond Fund	$0-$500 $500-$1,000 $1,000-$1,500 $1,500-$3,000 $3,000-$6,000 >$6,000	0.650 0.350 0.320 0.290 0.280 0.270	% % % % % %	0.150 0.150 0.150 0.150 0.150 0.150	% % % % % %	0.800 0.500 0.470 0.440 0.430 0.420	% % % % % %	$0-$500 $500-$1,000 $1,000-$2,000 $2,000-$3,000 $3,000-$6,000 $6,000-$7,500 $7,500-$9,000 $9,000-$12,000 $12,000-$20,000 $20,000-$24,000 $24,000-$50,000 >$50,000	0.430 0.430 0.420 0.400 0.400 0.380 0.365 0.360 0.350 0.340 0.320 0.300	% % % % % % % % % % % %	0.070 0.065 0.060 0.060 0.050 0.050 0.050 0.050 0.040 0.040 0.040 0.040	% % % % % % % % % % % %	0.500 0.495 0.480 0.460 0.450 0.430 0.415 0.410 0.390 0.380 0.360 0.340	% % % % % % % % % % % %

Columbia Contrarian Core Fund	$0-$500 $500-$1,000 $1,000-$1,500 $1,500-$3,000 $3,000-$6,000 >$6,000	0.700 0.650 0.600 0.550 0.530 0.510	% % % % % %	0.067 0.067 0.067 0.067 0.067 0.067	% % % % % %	0.767 0.717 0.667 0.617 0.597 0.577	% % % % % %	$0-$500 $500-$1,000 $1,000-$1,500 $1,500-$3,000 $3,000-$6,000 $6,000-$12,000 >$12,000	0.710 0.665 0.620 0.570 0.560 0.540 0.540	% % % % % % %	0.060 0.055 0.050 0.050 0.040 0.040 0.030	% % % % % % %	0.770 0.720 0.670 0.620 0.600 0.580 0.570	% % % % % % %

Columbia Corporate Income Fund	$0-$250 $250-$500 $500-$1,000 $1,000-$1,500 $1,500-$3,000 $3,000-$6,000 >$6,000	0.420 0.420 0.375 0.370 0.340 0.330 0.320	% % % % % % %	0.150 0.125 0.125 0.100 0.100 0.100 0.100	% % % % % % %	0.570 0.545 0.500 0.470 0.440 0.430 0.420	% % % % % % %	$0-$500 $500-$1,000 $1,000-$2,000 $2,000-$3,000 $3,000-$6,000 $6,000-$7,500 $7,500-$9,000 $9,000-$12,000 $12,000-$20,000 $20,000-$24,000 $24,000-$50,000 >$50,000	0.430 0.430 0.420 0.400 0.400 0.380 0.365 0.360 0.350 0.340 0.320 0.300	% % % % % % % % % % % %	0.070 0.065 0.060 0.060 0.050 0.050 0.050 0.050 0.040 0.040 0.040 0.040	% % % % % % % % % % % %	0.500 0.495 0.480 0.460 0.450 0.430 0.415 0.410 0.390 0.380 0.360 0.340	% % % % % % % % % % % %

Columbia Emerging Markets Fund	$0-$750 $750-$1,000 $1,000-$1,500 $1,500-$3,000 $3,000-$6,000 >$6,000	1.150 1.000 0.670 0.620 0.570 0.520	% % % % % %	0.200 0.200 0.200 0.200 0.200 0.200	% % % % % %	1.350 1.200 0.870 0.820 0.770 0.720	% % % % % %	$0-$750 $750-$1,000 $1,000-$1,500 $1,500-$3,000 $3,000-$6,000 >$6,000	1.270 1.125 0.800 0.750 0.710 0.660	% % % % % %	0.080 0.075 0.070 0.070 0.060 0.060	% % % % % %	1.350 1.200 0.870 0.820 0.770 0.720	% % % % % %

Columbia Energy and Natural Resources Fund	$0-$1,000 $1,000-$1,500 $1,500-$3,000 $3,000-$6,000 >$6,000	0.600 0.520 0.470 0.450 0.430	% % % % %	0.150 0.150 0.150 0.150 0.150	% % % % %	0.750 0.670 0.620 0.600 0.580	% % % % %	$0-$1,000 $1,000-$1,500 $1,500-$3,000 $3,000-$6,000 >$6,000	0.690 0.620 0.570 0.560 0.540	% % % % %	0.060 0.050 0.050 0.040 0.040	% % % % %	0.750 0.670 0.620 0.600 0.580	% % % % %

	Current Management Fees							Proposed Management Fees
Fund	Fund Average Daily Net Assets (in millions)	Current Advisory		Current Administrative		Total		Fund Average Daily Net Assets (in millions)	Proposed Advisory		Proposed Administrative		Total
Columbia High Yield Municipal Fund	$0-$100 $100-$200 >$200	0.450 0.425 0.400	% % %	0.150 0.125 0.100	% % %	0.600 0.550 0.500	% % %	$0-$500 $500-$1,000 $1,000-$2,000 $2,000-$3,000 $3,000-$6,000 $6,000-$7,500 $7,500-$10,000 $10,000-$12,000 $12,000-$15,000 $15,000-$24,000 $24,000-$50,000 >$50,000	0.470 0.470 0.445 0.420 0.395 0.370 0.360 0.350 0.350 0.340 0.320 0.300	% % % % % % % % % % % %	0.070 0.065 0.060 0.060 0.050 0.050 0.050 0.050 0.040 0.040 0.040 0.040	% % % % % % % % % % % %	0.540 0.535 0.505 0.480 0.445 0.420 0.410 0.400 0.390 0.380 0.360 0.340	% % % % % % % % % % % %

Columbia High Yield Opportunity Fund	$0-$500 $500-$1,000 $1,000-$1,500 >$1,500	0.600 0.550 0.520 0.490	% % % %	0.000 0.000 0.000 0.000	% % % %	0.600 0.550 0.520 0.490	% % % %	$0-$250

$250-$500

$500-$750

$750-$1,000

$1,000-$2,000

$2,000-$3,000

$3,000-$6,000

$6,000-$7,500

$7,500-$9,000

$9.000-$10,000

$10,000-$12,000

$12,000-$15,000

$15,000-$20,000

$20,000-$24,000

$24,000-$50,000

>$50,000

									0.590 0.575 0.570 0.560 0.550 0.540 0.515 0.490 0.475 0.450 0.435 0.435 0.425 0.400 0.385 0.360	% % % % % % % % % % % % % % % %	0.070 0.070 0.065 0.065 0.060 0.060 0.050 0.050 0.050 0.050 0.050 0.040 0.040 0.040 0.040 0.040	% % % % % % % % % % % % % % % %	0.660 0.645 0.635 0.625 0.610 0.600 0.565 0.540 0.525 0.500 0.485 0.475 0.465 0.440 0.425 0.400	% % % % % % % % % % % % % % % %

Columbia Intermediate Bond Fund	$0-$1,000 $1,000-$1,500 $1,500-$3,000 $3,000-$6,000 >$6,000	0.350 0.300 0.290 0.280 0.270	% % % % %	0.150 0.150 0.150 0.150 0.150	% % % % %	0.500 0.450 0.440 0.430 0.420	% % % % %	$0-$500 $500-$1,000 $1,000-$2,000 $2,000-$3,000 $3,000-$6,000 $6,000-$7,500 $7,500-$9,000 $9,000-$12,000 $12,000-$20,000 $20,000-$24,000 $24,000-$50,000 >$50,000	0.430 0.430 0.420 0.400 0.400 0.380 0.365 0.360 0.350 0.340 0.320 0.300	% % % % % % % % % % % %	0.070 0.065 0.060 0.060 0.050 0.050 0.050 0.050 0.040 0.040 0.040 0.040	% % % % % % % % % % % %	0.500 0.495 0.480 0.460 0.450 0.430 0.415 0.410 0.390 0.380 0.360 0.340	% % % % % % % % % % % %

Columbia Intermediate Municipal Bond Fund	$0-$500 $500-$1,000 $1,000-$1,500 $1,500-$3,000 $3,000-$6,000 >$6,000	0.480 0.430 0.400 0.370 0.360 0.350	% % % % % %	0.067 0.067 0.067 0.067 0.067 0.067	% % % % % %	0.547 0.497 0.467 0.437 0.427 0.417	% % % % % %	$0-$500 $500-$1,000 $1,000-$2,000 $2,000-$3,000 $3,000-$6,000 $6,000-$9,000 $9,000-$10,000 $10,000-$12,000 $12,000-$15,000 $15,000-$24,000 $24,000-$50,000 >$50,000	0.410 0.410 0.385 0.360 0.335 0.310 0.300 0.290 0.290 0.280 0.260 0.250	% % % % % % % % % % % %	0.070 0.065 0.060 0.060 0.050 0.050 0.050 0.050 0.040 0.040 0.040 0.040	% % % % % % % % % % % %	0.480 0.475 0.445 0.420 0.385 0.360 0.350 0.340 0.330 0.320 0.300 0.290	% % % % % % % % % % % %

	Current Management Fees							Proposed Management Fees
Fund	Fund Average Daily Net Assets (in millions)	Current Advisory		Current Administrative		Total		Fund Average Daily Net Assets (in millions)	Proposed Advisory		Proposed Administrative		Total
Columbia International Bond Fund	$0-$500 $500-$1,000 $1,000-$1,500 >$1,500	0.550 0.500 0.470 0.440	% % % %	0.050 0.050 0.050 0.050	% % % %	0.600 0.550 0.520 0.490	% % % %	$0-$500 $500-$1,000 $1,000-$2,000 $2,000-$3,000 $3,000-$6,000 $6,000-$7,500 $7,500-$12,000 $12,000-$20000 $20,000-$50,000 >$50,000	0.570 0.570 0.525 0.520 0.515 0.510 0.500 0.490 0.480 0.470	% % % % % % % % % %	0.080 0.075 0.070 0.070 0.060 0.060 0.060 0.050 0.050 0.050	% % % % % % % % % %	0.650 0.645 0.595 0.590 0.575 0.570 0.560 0.540 0.530 0.520	% % % % % % % % % %

Columbia Large Cap Growth Fund	$0-$250 $250-$500 >$500	0.700 0.575 0.450	% % %	0.050 0.050 0.050	% % %	0.750 0.625 0.500	% % %	$0-$500 $500-$1,000 $1,000-$1,500 $1,500-$3,000 $3,000-$6,000 $6,000-$12,000 >$12,000	0.710 0.665 0.620 0.570 0.560 0.540 0.540	% % % % % % %	0.060 0.055 0.050 0.050 0.040 0.040 0.030	% % % % % % %	0.770 0.720 0.670 0.620 0.600 0.580 0.570	% % % % % % %

Columbia Pacific/Asia Fund	$0-$1,000 $1,000-$1,500 $1,500-$3,000 $3,000-$6,000 >$6,000	0.750 0.670 0.620 0.570 0.520	% % % % %	0.200 0.200 0.200 0.200 0.200	% % % % %	0.950 0.870 0.820 0.770 0.720	% % % % %	$0-$1,000 $1,000-$1,500 $1,500-$3,000 $3,000-$6,000 >$6,000	0.870 0.800 0.750 0.710 0.660	% % % % %	0.080 0.070 0.070 0.060 0.060	% % % % %	0.950 0.870 0.820 0.770 0.720	% % % % %

Columbia Select Large Cap Growth Fund	$0-$1,000 $1,000-$1,500 $1,500-$3,000 $3,000-$6,000 >$6,000	0.750 0.520 0.470 0.450 0.430	% % % % %	0.150 0.150 0.150 0.150 0.150	% % % % %	0.900 0.670 0.620 0.600 0.580	% % % % %	$0-$500 $500-$1,000 $1,000-$1,500 $1,500-$3,000 $3,000-$6,000 $6,000-$12,000 >$12,000	0.710 0.665 0.620 0.570 0.560 0.540 0.540	% % % % % % %	0.060 0.055 0.050 0.050 0.040 0.040 0.030	% % % % % % %	0.770 0.720 0.670 0.620 0.600 0.580 0.570	% % % % % % %

Columbia Select Small Cap Fund	$0-$1,000 >$1,000	0.750 0.620	% %	0.150 0.150	% %	0.900 0.770	% %	$0-$500 $500-$1,000 $1,000-$3,000 $3,000-$12,000 >$12,000	0.790 0.745 0.700 0.700 0.700	% % % % %	0.080 0.075 0.070 0.060 0.050	% % % % %	0.870 0.820 0.770 0.760 0.750	% % % % %

Columbia Small Cap Core Fund	$0-$500 $500-$1,000 $1,000-$1,500 $1,500-$2,000 >$2,000	0.750 0.700 0.650 0.600 0.550	% % % % %	0.067 0.067 0.067 0.067 0.067	% % % % %	0.817 0.767 0.717 0.667 0.617	% % % % %	$0-$500 $500-$1,000 $1,000-$3,000 $3,000-$12,000 >$12,000	0.790 0.745 0.700 0.700 0.700	% % % % %	0.080 0.075 0.070 0.060 0.050	% % % % %	0.870 0.820 0.770 0.760 0.750	% % % % %

Columbia Strategic Income Fund	$0-$500 $500-$1,000 $1,000-$1,500 >$1,500	0.600 0.550 0.520 0.490	% % % %	0.000 0.000 0.000 0.000	% % % %	0.600 0.550 0.520 0.490	% % % %	$0-$500 $500-$1,000 $1,000-$2,000 $2,000-$3,000 $3,000-$6,000 $6,000-$7,500 $7,500-$9,000 $9,000-$10,000 $10,000-$12,000 $12,000-$15,000 $15,000-$20,000 $20,000-$24,000 $24,000-$50,000 >$50,000	0.530 0.525 0.515 0.495 0.480 0.455 0.440 0.431 0.419 0.419 0.409 0.393 0.374 0.353	% % % % % % % % % % % % % %	0.070 0.065 0.060 0.060 0.050 0.050 0.050 0.050 0.050 0.040 0.040 0.040 0.040 0.040	% % % % % % % % % % % % % %	0.600 0.590 0.575 0.555 0.530 0.505 0.490 0.481 0.469 0.459 0.449 0.433 0.414 0.393	% % % % % % % % % % % % % %

	Current Management Fees							Proposed Management Fees
Fund	Fund Average Daily Net Assets (in millions)	Current Advisory		Current Administrative		Total		Fund Average Daily Net Assets (in millions)	Proposed Advisory		Proposed Administrative		Total

Columbia Strategic Investor Fund	$0-$500 $500-$1,000 >$1,000	0.600 0.550 0.500	% % %	0.150 0.150 0.125	% % %	0.750 0.700 0.625	% % %	$0-$500 $500-$1,000 $1,000-$1,500 $1,500-$3,000 $3,000-$6,000 $6,000-$12,000 >$12,000	0.710 0.665 0.620 0.570 0.560 0.540 0.540	% % % % % % %	0.060 0.055 0.050 0.050 0.040 0.040 0.030	% % % % % % %	0.770 0.720 0.670 0.620 0.600 0.580 0.570	% % % % % % %

Columbia Value and Restructuring Fund	$0-$10,000 >$10,000	0.600 0.430	% %	0.150 0.150	% %	0.750 0.580	% %	$0-$7,000 $7,000-$8,000 $8,000-$10,000 $10,000-$12,000 >$12,000	0.690 0.650 0.610 0.540 0.540	% % % % %	0.060 0.060 0.055 0.040 0.030	% % % % %	0.750 0.710 0.665 0.580 0.570	% % % % %

The fees shown in the above table do not account for any contractual expense limitation agreements between Columbia Management and the IMS Fee Funds. In this regard, Columbia Management has agreed to implement contractual expense limitations that will generally cap total annual operating expense ratios for each IMS Fee Fund at levels that are at or below the median net expense ratio of the funds in the respective IMS Fee Fund’s peer group. These commitments may mitigate the impact of any fee changes resulting from the adoption of standardized fee schedules. Appendix C shows current and proposed fee tables for each IMS Fee Fund that would experience an increase in its effective advisory fee rate. While Columbia Management does not currently expect to change its practice of establishing annual contractual expense limitations, as described below, any contractual expense limitation may be revised or discontinued upon its expiration, unless sooner terminated by the Board in its discretion.

Annually, after the initial term, an independent third-party data provider will determine the median net expense ratio of a Fund’s Class A shares peer group, which includes many (but not all) funds with similar strategies as the Fund, as determined by the independent third-party data provider. The independent third-party data provider’s determination will then be used to adjust the contractual expense limitation for Class A shares of such Fund, if necessary. Columbia Management may, from time to time, establish a contractual expense limitation that is lower than the median net expense ratio determined by the independent third-party data provider. Corresponding contractual expense limitations (adjusted to reflect differences in transfer agency and/or distribution and service (Rule 12b-1) fees) will be implemented for other share classes. Actual fees and expenses will vary based upon the size of the Fund and other factors, and may be higher or lower than the amounts shown in Appendix C. The expense caps shown in Appendix C reflect peer group median net expense ratios as of early 2010, which are likely to change from year to year but will remain in place until at least the date shown in Appendix C. The amounts that would have been paid to Columbia Management by the IMS Fee Funds during the most recently completed fiscal year under the proposed investment advisory fee rates are also set forth in Appendix C.

Columbia Management has informed the Board that the reductions in administrative fee rates shown above are contingent on shareholder approval of the proposed amendment for the particular IMS Fee Fund. If shareholders of an IMS Fee Fund fail to approve the proposed amendment on behalf of such Fund, then Columbia Management will continue to serve as investment manager to the Fund pursuant to the IMS Agreement. All terms and conditions of the current IMS Agreement that are currently in effect, including the current investment advisory fee rates, would remain in effect. In addition, for such an IMS Fee Fund, there would be no corresponding reduction in administrative fee rates as described above.

In a separate proxy solicitation, shareholders of several other funds within the Combined Fund Complex (each, a “Selling Fund”) are being asked to vote to approve a reorganization (a “Reorganization”) of their fund into certain buying funds (each, a “Buying Fund”). The Reorganizations, which were proposed by Columbia Management following the Transaction, are intended to combine funds in the Combined Fund Complex with generally similar investment objectives, strategies and policies. As a result of a Reorganization, a Buying Fund would gain assets, which tends to lead to greater efficiency and may reduce total operating expenses. The Board has determined, among other things, that participation by each Fund that is a Buying Fund in the Reorganization is in the best interests of the Buying Fund and that the interests of shareholders of the Buying Fund would not be diluted as a result of the Reorganization.

Shareholders of the IMS Fee Buying Funds are not being asked to vote on the Reorganizations. However, the closing of the Reorganizations is subject to a number of conditions including, for the Reorganizations involving Columbia Balanced Fund and Columbia Large Cap Growth Fund, which are both Buying Funds and IMS Fee Funds, approval of this Proposal 1 by the shareholders of such Funds. Therefore, even though shareholders of these Buying Funds are not being asked to vote on the Reorganization, approval of this Proposal 1 by shareholders of each such Buying Fund would satisfy one of the conditions of the proposed Reorganization. If shareholders of either such Fund fail to approve Proposal 1, the proposed Reorganization would not proceed, absent a waiver of this condition by the Selling Fund.

Accordingly, approval of this Proposal 1 by shareholders of Columbia Balanced Fund and Columbia Large Cap Growth Fund could benefit shareholders of such Funds by facilitating a Reorganization that results in an increase in its assets. Because there are numerous other conditions to closing, there can be no assurance that the Reorganization would be consummated, even if this condition is satisfied.

Board Considerations

In September 2010, the Board unanimously approved the amendment to the IMS Agreement on behalf of the IMS Fee Funds which would increase the contractual investment advisory fee rates payable at various asset levels by each IMS Fee Fund to Columbia Management for investment advisory services. As detailed below, the Board held numerous meetings and discussions with the management team of Columbia Management and reviewed and considered materials in connection with the approval of the investment advisory fee rates before determining to approve the amendment. The schedules of the current and proposed investment advisory fee rates for each IMS Fee Fund under its IMS Agreement are set forth above in Changes to Investment Advisory Fee Rates – Current and Proposed Management Fee Rates.” The amounts that would have been paid to Columbia Management by the IMS Fee Funds during the most recently completed fiscal year under the amended IMS Agreement are set forth in Appendix B.

On April 30, 2010, Ameriprise Financial, Inc. acquired the long-term asset management business of Columbia Management Group, LLC, a subsidiary of Bank of America Corporation and the parent of the IMS Fee Funds’ prior investment adviser. In connection with that acquisition, the IMS Fee Funds entered into the current IMS Agreement with Columbia Management, a subsidiary of Ameriprise Financial, Inc.

Beginning in April 2010, Columbia Management presented to the Advisory Fees and Expenses Committee (the “Committee”) of the Board a proposal to rationalize the fees and expenses, including the investment advisory fees, of the various registered investment companies in the Columbia Fund Complex. Because these funds were organized at different times by many different sponsors, their fees and expenses did not reflect a common overall design, and Columbia Management proposed to implement a more consistent schedule of fees for similar funds based on a uniform pricing model across all of the funds. In this regard, Columbia Management presented the Committee with various data comparing current and proposed fee schedules to the fee schedules of peer funds, as selected by an independent third-party data provider.

While Columbia Management projected that the proposed rationalization would reduce the overall fees and expenses payable, on a cumulative basis, by the various funds comprising the Combined Fund Complex, it was expected that certain fees and expenses, including investment advisory fees, would increase for certain funds. At the same time, Columbia Management presented the Committee with proposals to provide for consistent administration/administrative fee schedules across funds in the same asset class and a consistent transfer agency fee schedule across the funds, as well as initial proposals to merge various funds and reduce custody fees for the funds. In connection with these proposals, the Committee and the trustees considered a proposal by Columbia Management to contractually limit the total operating expenses (subject to certain exclusions, such as taxes, transaction fees or brokerage commissions, fees and expenses associated with investment in other pooled investment vehicles, including exchange traded funds, other affiliated and unaffiliated mutual funds, and other expenses that are deemed extraordinary by the Board) of funds, the expenses of which generally exceed the median net expenses of such fund’s Class A shares peer group (as determined annually by an independent third-party data provider), to such median net expenses (or a lower, agreed-upon rate), and to generally limit the total expenses of such funds’ other classes to a corresponding amount, adjusted to reflect any class-specific expenses (including transfer agency fees and payments under any distribution plan, shareholder servicing plan, and/or plan administration agreement).

The Committee and the trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”) requested and evaluated materials from, and were provided materials and information regarding the IMS Agreement by, Columbia Management. The Committee, at meetings held on April 20, 2010, May 3, 2010, June 7, 2010, July 27, 2010 and August 10, 2010, and the Independent Trustees, at meetings held on April 20, 2010, May 4, 2010, June 7, 2010 and August 11, 2010, reviewed the materials provided in connection with their consideration of the amendment to the IMS Agreement and other matters relating to the proposals and discussed them with representatives of Columbia Management. The Committee and the Independent Trustees also reviewed and considered information that they had previously received in connection with their most recent consideration and approval of the current IMS Agreement with Columbia Management. They also consulted with Fund counsel and with the Independent Trustees’ independent legal counsel, who advised on the legal standards for consideration by the trustees and otherwise assisted the trustees in their deliberations. The trustees also met with, and reviewed and considered a report prepared and provided by, the independent fee consultant (the “Fee Consultant”) appointed by the Independent Trustees pursuant to an assurance of discontinuance entered into in 2005 by Columbia Management Advisors, LLC, the IMS Fee Funds’ prior adviser, with the New York Attorney General (“NYAG”) to settle a civil complaint filed by the NYAG relating to trading in mutual fund shares (the “NYAG Settlement”). Under the NYAG Settlement, the Fee Consultant’s role is to manage the process by which management fees are negotiated so that they are negotiated in a manner that is at arms’ length and reasonable. On August 10, 2010, the Committee recommended that the trustees approve the amendment to the IMS Agreement. On September 14, 2010, the trustees, including a majority of the Independent Trustees, approved the amendment to the IMS Agreement for each IMS Fee Fund, subject to shareholder approval.

The trustees considered all materials that they, their legal counsel or Columbia Management believed reasonably necessary to evaluate and to determine whether to approve the amendment to the IMS Agreement. The factors considered by the Committee and the trustees in recommending approval and approving the amendment to the IMS Agreement for each IMS Fee Fund included the following:

•	The expected benefits of continuing to retain Columbia Management as the IMS Fee Funds’ investment manager;

•	The terms and conditions of the IMS Agreement, including the increase in the advisory fee schedule for each IMS Fee Fund;

•

The impact of the proposed changes in investment advisory fee rates, as well as proposed changes in administrative services, transfer agency and custody fee rates, on each IMS Fee Fund’s total expense ratio;

•

For IMS Fee Funds other than Columbia Balanced Fund, Columbia High Yield Opportunity Fund, Columbia Intermediate Municipal Bond Fund, Columbia International Bond Fund, Columbia Large Cap Growth Fund, Columbia Small Cap Core Fund and Columbia Strategic Income Fund, the reduction in the rates payable under that IMS Fee Fund’s administrative services agreement;

•

The willingness of Columbia Management to agree to contractually limit or cap total operating expenses for IMS Fee Funds, so that total operating expenses (subject to certain exclusions, such as taxes, transaction fees or brokerage commissions, fees and expenses associated with investment in other pooled investment vehicles, including exchange traded funds, other affiliated and unaffiliated mutual funds, and other expenses that are deemed extraordinary by the Board) of class A shares were not expected to exceed the median net expenses of such fund’s class A shares peer group (as determined by an independent third-party data provider);

•	That Columbia Management, and not any IMS Fee Fund, would bear the costs of obtaining any necessary shareholder approvals of the amendment to the IMS Agreement;

•	The expected impact on expenses for certain IMS Fee Funds of proposed mergers; and

•	The expected benefits of further integrating the Combined Fund Complex by:

•

Standardizing investment advisory fee rates and total management fee rates (i.e., the investment advisory fee rates and the administration/administrative fee rates), to the extent practicable, across funds in the Combined Fund Complex that are in the same investment category to promote uniformity of pricing among similar funds;

•

Implementing contractual expense limitations that will generally cap total annual operating expense ratios for each fund in the Combined Fund Complex at levels that are at or below the median net operating expense ratio of funds in the respective fund’s peer group (as determined annually after the initial term by an independent third-party data provider); and

•	Correlating investment advisory and administration/administrative fee rates across the Combined Fund Complex commensurate with the level of services being provided.

Nature, Extent and Quality of Services

The trustees considered the nature, extent and quality of services provided to the IMS Fee Funds by Columbia Management under the IMS Agreement, and the resources dedicated to the IMS Fee Funds by Columbia Management and its affiliates. The trustees considered, among other things, the ability of Columbia Management to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including Columbia Management’s personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, the trade execution services provided on behalf of the IMS Fee Funds and the quality of Columbia Management’s investment research capabilities and the other resources that it devotes to each IMS Fee Fund. For each IMS Fee Fund, the trustees also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services. The trustees also considered that the nature, extent and quality of services proposed to be provided under the amended IMS Agreement were not expected to change. After reviewing these and related factors, the trustees concluded, within the context of their overall conclusions, that the nature, extent and quality of the services to be provided to each IMS Fee Fund under the amended IMS Agreement supported the approval of the amended IMS Agreement.

Investment Performance

The trustees reviewed information about the performance of each IMS Fee Fund over various time periods, including information prepared by an independent third-party data provider that compared the performance of each IMS Fee Fund to the performance of peer groups of mutual funds and performance benchmarks. The trustees also reviewed a description of the third party’s methodology for identifying each Fund’s peer group for purposes of performance and expense comparisons. In the case of each IMS Fee Fund whose performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the trustees concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant approval of the amendment to the IMS Fee Fund’s IMS Agreement. Those factors varied from Fund to Fund, but included one or more of the following: (i) that the IMS Fee Fund’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the IMS Fee Fund’s investment strategy and policies and that the IMS Fee Fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the IMS Fee Fund’s investment strategy; (iii) that the IMS Fee Fund’s performance was competitive when compared to other performance benchmarks or peer groups; and (iv) that Columbia Management had taken or was considering steps designed to help improve the IMS Fee Fund’s investment performance, including, but not limited to, replacing portfolio managers, enhancing the resources supporting the portfolio managers, or modifying investment strategies.

The trustees noted the performance of each IMS Fee Fund, as of February 28, 2010, relative to that of a peer group selected by an independent third-party data provider for the purposes of performance comparisons, as set forth below.

IMS Fee Fund	One Year Performance*	Three Year Performance*
Columbia Balanced Fund	3rd quintile	1st quintile
Columbia Bond Fund	1st quintile	2nd quintile
Columbia Contrarian Core Fund	2nd quintile	1st quintile
Columbia Corporate Income Fund	2nd quintile	3rd quintile
Columbia Emerging Markets Fund	3rd quintile	4th quintile
Columbia Energy and Natural Resources Fund	5th quintile	2nd quintile
Columbia High Yield Municipal Fund	4th quintile	3rd quintile
Columbia High Yield Opportunity Fund	4th quintile	5th quintile
Columbia Intermediate Bond Fund	2nd quintile	3rd quintile
Columbia Intermediate Municipal Bond Fund	4th quintile	5th quintile
Columbia International Bond Fund	5th quintile	5th quintile
Columbia Large Cap Growth Fund	3rd quintile	3rd quintile
Columbia Pacific/Asia Fund	3rd quintile	3rd quintile
Columbia Select Large Cap Growth Fund	1st quintile	2nd quintile
Columbia Select Small Cap Fund	2nd quintile	3rd quintile
Columbia Small Cap Core Fund	2nd quintile	2nd quintile
Columbia Strategic Income Fund	5th quintile	3rd quintile
Columbia Strategic Investor Fund	2nd quintile	1st quintile
Columbia Value and Restructuring Fund	1st quintile	2nd quintile

*	The best performance is in the first quintile.

After reviewing these and related factors, the trustees concluded, within the context of their overall conclusions regarding the proposed amendment to the IMS Agreement, that the performance of each IMS Fee Fund and Columbia Management was sufficient to warrant the approval of the amendment to the IMS Agreement pertaining to that Fund.

Investment Advisory Fee Rates and Other Expenses

The trustees considered that the proposed amendment to the IMS Agreement would increase the contractual investment advisory fee rates payable by each IMS Fee Fund at all or certain assets levels and would be otherwise identical to each IMS Fee Fund’s current IMS Agreement. In addition, the trustees considered that, with the proposed fee reductions under the administrative services agreement, the combined contractual fee rates under the IMS Agreement and the proposed administrative services agreement would be lower than the current combined contractual fee rates under those agreements at most asset levels for certain funds. The trustees also considered that based on its expenses for its most recent fiscal year, adjusted to give effect to the IMS Agreement and other proposed contractual changes, including the contractual expense limitations described above for IMS Fee Funds, each IMS Fee Fund’s contractual management fees and total net expenses would have been in the quintile of the peer group selected by an independent third-party data provider for purposes of expense comparisons, as set forth below.

IMS Fee Fund	Contractual Management Fees*	Total Net Expenses*
Columbia Balanced Fund	4th quintile	2nd quintile
Columbia Bond Fund	3rd quintile	1st quintile
Columbia Contrarian Core Fund	4th quintile	3rd quintile
Columbia Corporate Income Fund	3rd quintile	1st quintile
Columbia Emerging Markets Fund	5th quintile	2nd quintile
Columbia Energy and Natural Resources Fund	2nd quintile	2nd quintile
Columbia High Yield Municipal Fund	3rd quintile	3rd quintile
Columbia High Yield Opportunity Fund	3rd quintile	2nd quintile
Columbia Intermediate Bond Fund	3rd quintile	3rd quintile
Columbia Intermediate Municipal Bond Fund	3rd quintile**	3rd quintile
Columbia International Bond Fund	3rd quintile	2nd quintile
Columbia Large Cap Growth Fund	4th quintile	1st quintile
Columbia Pacific/Asia Fund	1st quintile	2nd quintile
Columbia Select Large Cap Growth Fund	2nd quintile	2nd quintile
Columbia Select Small Cap Fund	4th quintile	3rd quintile
Columbia Small Cap Core Fund	3rd quintile	1st quintile
Columbia Strategic Income Fund	4th quintile	3rd quintile
Columbia Strategic Investor Fund	3rd quintile	3rd quintile
Columbia Value and Restructuring Fund	5th quintile	3rd quintile

*	The lowest fees and expenses would be in the first quintile.
**	This reflects the actual management fee.

After reviewing these and related factors, the trustees concluded, within the context of their overall conclusions, that the investment advisory fee rates under the amended IMS Agreement and anticipated total expenses of each IMS Fee Fund supported the approval of the amendment to the IMS Agreement.

Costs of Services Provided and Profitability

The trustees considered information about the investment advisory fee rates charged by Columbia Management to comparable institutional accounts. In considering the fees charged to those accounts, the trustees took into account, among other things, Columbia Management’s representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for Columbia Management, and the additional resources required to manage mutual funds effectively. In evaluating each IMS Fee Fund’s proposed advisory fee rates, the trustees also took into account the demands, complexity and quality of the investment management of the IMS Fee Fund.

The trustees also considered the compensation directly or indirectly received by Columbia Management and its affiliates in connection with their relationships with the IMS Fee Funds. The trustees reviewed information provided by management as to the projected profitability to Columbia Management and its affiliates of their relationships with each IMS Fee Fund, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the trustees also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the relevant IMS Fee Funds, the current and anticipated expense levels of each IMS Fee Fund, and the implementation of breakpoints and/or expense limitations with respect to each IMS Fee Fund.

After reviewing those and related factors, the trustees concluded, within the context of their overall conclusions, that the proposed changes to the advisory fee rates, and the related profitability to Columbia Management and its affiliates of their relationships with the IMS Fee Fund, supported the approval of the amendment to the IMS Agreement.

Economies of Scale

The trustees considered the existence of any economies of scale in the provision by Columbia Management of services to each IMS Fee Fund, to groups of related funds and to Columbia Management’s investment advisory clients as a whole, and the extent to which those economies of scale would be shared with the IMS Fee Funds through breakpoints in the proposed investment advisory fee rates or other means, such as expense limitation arrangements and additional investments by Columbia Management in investment, trading and compliance resources. The trustees noted that all of the IMS Fee Funds were expected to benefit from breakpoints and/or expense limitation arrangements. In considering those issues, the trustees also took note of the costs of the services to be provided (both on an absolute and relative basis) and the projected profitability to Columbia Management and its affiliates of their relationships with the IMS Fee Funds, as discussed above. The trustees also noted the expected expense synergies and other anticipated benefits to Columbia Management and fund shareholders of both the rationalization of fees and expenses and the proposed mergers of certain IMS Fee Funds. After reviewing these and related factors, the trustees determined, within the context of their overall conclusions, that the extent to which economies of scale were expected to be shared with the IMS Fee Funds supported the approval of the amendment to the IMS Agreement.

Other Benefits to Columbia Management

The trustees received and considered information regarding any expected “fall-out” or ancillary benefits to be received by Columbia Management and its affiliates as a result of their relationships with the IMS Fee Funds, such as the provision by Columbia Management of administrative services to the IMS Fee Funds and the provision by Columbia Management’s affiliates of distribution and transfer agency services to the IMS Fee Funds, and how the proposed rationalization of fees and expenses might affect such benefits, including the fact that to the extent expenses payable by the affected Funds decrease, and the expenses of such Funds were subject to a contractual limit or cap, Columbia Management may pay less in expense reimbursements. The trustees considered that the IMS Fee Funds’ distributor, an affiliate of Columbia Management, retains a portion of the distribution fees from the IMS Fee Funds and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the IMS Fee Funds, and that other affiliates of Columbia Management receive various forms of compensation in connection with their sale of shares of the IMS Fee Funds. The trustees also considered the benefits of research made available to Columbia Management by reason of brokerage commissions generated by the IMS Fee Funds’ securities transactions, and reviewed information about Columbia Management’s practices with respect to allocating portfolio brokerage and the use of “soft” commission dollars to pay for research. The trustees considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that would be in place to disclose and to monitor such possible conflicts of interest. The trustees recognized that Columbia Management’s profitability would be somewhat lower without these benefits.

In their deliberations, the trustees did not identify any single item that was paramount or controlling and individual trustees may have attributed different weights to various factors. The trustees also evaluated all information available to them on a fund-by-fund basis, and their determinations were made separately in respect of each IMS Fee Fund.

Based on the foregoing, the trustees concluded that the proposed investment advisory fee rates for each IMS Fee Fund are acceptable and competitive, including when compared to similar funds in the industry. Accordingly, the Board unanimously approved the amendment to the IMS Agreement with respect to the IMS Fee Funds and unanimously recommends that shareholders of such Funds vote “FOR” the approval of Proposal 1.

Required Vote and Recommendation

For each IMS Fee Fund, approval of the amendment to the IMS Agreement requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund, which for this purpose means the affirmative vote of the lesser of (i) more than 50% of the outstanding voting securities of such Fund or (ii) 67% or more of the outstanding voting securities of the Fund present at the Meeting if more than 50% of the outstanding voting securities of the Fund are present at the Meeting in person or represented by proxy. All shares of an IMS Fee Fund vote together as a single class on Proposal 1. Each Fund’s shareholders vote separately from each other Fund’s shareholders on Proposal 1.

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE APPROVAL OF THE PROPOSED AMENDMENT TO THE IMS AGREEMENT.

PROPOSAL 2 – RECLASSIFICATION FROM A “DIVERSIFIED” FUND TO A

“NON-DIVERSIFIED” FUND

Columbia California Tax-Exempt Fund

Columbia Connecticut Tax-Exempt Fund

(each, a “Policy Change Fund” and collectively, the “Policy Change Funds”)

The Board has approved, on behalf of each of its Policy Change Funds, and recommends that shareholders of each Policy Change Fund approve, a proposal to change the classification of such Policy Change Fund from a “diversified” fund to a “non-diversified” fund, as such terms are defined in the 1940 Act (the “Reclassification”).

Each Policy Change Fund is currently classified as a diversified fund under the 1940 Act. This means that it may not, with respect to 75% of its total assets, invest more than 5% of its total assets in securities of any one issuer or purchase more than 10% of the outstanding voting securities of any one issuer, except obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and except securities of other investment companies. With respect to the remaining 25% of the fund’s total assets, there is no limitation on the amount of assets the fund may invest in any one issuer. By changing its classification to a “non-diversified” fund, each Policy Change Fund would no longer be subject to these restrictions. Under the 1940 Act, shareholder approval is necessary to change from a diversified fund to a non-diversified fund.

Although approval of the Reclassification proposal may change certain diversification requirements under the 1940 Act, each Policy Change Fund would continue to be subject to certain independent diversification requirements under the Internal Revenue Code of 1986 (the “Code”). Under the Code, with respect to 50% of a Policy Change Fund’s total assets, it may not invest more than 5% of its total assets in securities of any one issuer and may not purchase more than 10% of the outstanding voting securities of any one issuer, except obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and except securities of other investment companies. With respect to the remaining 50% of the Policy Change Fund’s assets, the Policy Change Fund may not invest more than 25% of its assets in securities of any one issuer. These limits apply only as of the end of such quarter of each Policy Change Fund’s fiscal year, so a Policy Change Fund may actually have a higher concentration in an issuer during periods between the ends of its fiscal quarters. There will be no adverse tax consequences as a result of the Reclassification.

Columbia Management is seeking the change to enhance its flexibility to invest each Policy Change Fund’s assets by easing a restriction on Columbia Management’s ability to manage the portfolio and granting the freedom to invest larger portions of the Policy Change Fund’s portfolio in a single issuer, including potentially as much as 25% of its total assets in the securities of each of two issuers. The Reclassification would align Columbia Management’s flexibility for the Policy Change Funds with the flexibility it already has, or is seeking to implement, with respect to the other single state municipal funds in the Combined Fund Complex. Columbia Management believes that this increased investment flexibility would permit it to more effectively manage each Policy Change Fund and may provide more opportunities to enhance such Policy Change Fund’s performance.

This increased investment flexibility may, however, make the Policy Change Fund more susceptible to economic, business, political or other factors affecting the particular issuers in which it invests because larger investments may have a greater effect on a non-diversified fund’s performance. Therefore, the Policy Change Fund may be more exposed to the risks of loss and volatility from individual holdings than a fund that invests more broadly. However, it is important to note that, with respect to 50% of each Policy Change Fund, the additional diversification requirements under the Code will continue to limit investments to 5% of total assets in securities of any one issuer. It is also important to note that each Policy Change Fund will continue to be subject to its policy of investing, under normal circumstances, at least 80% of its net assets in municipal bonds that pay interest exempt from federal income tax and the individual income tax of the state in its name.

If shareholders approve the Reclassification proposal for a Policy Change Fund, the Reclassification will take effect shortly after the Meeting. If shareholders do not approve the Reclassification proposal, the Policy Change Fund will continue to operate as a “diversified” fund.

Required Vote and Recommendation

For each Policy Change Fund, approval of the Reclassification requires the affirmative vote of a “majority of the outstanding voting securities” of the Policy Change Fund, which for this purpose means the affirmative vote of the lesser of (i) more than 50% of the outstanding voting securities of such Policy Change Fund or (ii) 67% or more of the outstanding voting securities of the Policy Change Fund present at the Meeting if more than 50% of the outstanding voting securities of the Policy Change Fund are present at the Meeting in person or represented by proxy. All shares of a Policy Change Fund vote together as a single class on this Proposal 2. Each Policy Change Fund’s shareholders vote separately from each other Policy Change Fund’s shareholders on this Proposal 2.

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE APPROVAL OF THE RECLASSIFICATION PROPOSAL.

PROPOSAL 3 – CONVERSION OF FUNDAMENTAL OBJECTIVE AND POLICY

Columbia Real Estate Equity Fund

The Board has approved, on behalf of Columbia Real Estate Equity Fund, and recommends that shareholders of Columbia Real Estate Equity Fund approve, a proposal to convert Columbia Real Estate Equity Fund’s investment objective and the related 80% policy from “fundamental” to “non-fundamental”, as such terms are used in the 1940 Act (the “Conversion”).

By changing the investment objective and the related 80% policy to non-fundamental, the Board will have the authority to modify Columbia Real Estate Equity Fund’s investment objective or the related policy in the future without shareholder approval. Currently, Columbia Real Estate Equity Fund’s investment objective is to seek capital appreciation and above-average income by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in the stocks of companies principally engaged in the real estate industry, including real estate investment trusts (“REITs”). A related policy states that, under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of companies principally engaged in the real estate industry, including REITs. Columbia Management is not proposing to change the substance of either the investment objective or the related policy, nor are there any current plans to change either the investment objective or the related policy in the future.

If shareholders of Columbia Real Estate Equity Fund approve the Conversion proposal, any future changes would be subject to approval by the Board. In addition, Columbia Real Estate Equity Fund would be required to provide shareholders with at least 60 days prior notice of any future change to its policy of investing at least 80% of its net assets in equity securities of companies principally engaged in the real estate industry, including REITs.

Changing the investment objective and the related 80% policy from “fundamental” to “non-fundamental” will give Columbia Management and the Board additional flexibility to make changes to Columbia Real Estate Equity Fund’s investment objective and the related policy that the Board deems appropriate in the future to address changing market conditions or performance issues, while saving Columbia Real Estate Equity Fund the cost of a proxy solicitation.

If shareholders of Columbia Real Estate Equity Fund approve the Conversion proposal, the Conversion will take effect shortly after the Meeting. If shareholders do not approve the Conversion proposal, Columbia Real Estate Equity Fund’s investment objective and the related 80% policy will continue to be “fundamental,” and the Board will be required to seek shareholder approval if, in the future, it decides to change either the investment objective or the policy.

Required Vote and Recommendation

Approval of the Conversion proposal requires the affirmative vote of a “majority of the outstanding voting securities” of Columbia Real Estate Equity Fund, which for this purpose means the affirmative vote of the lesser of (i) more than 50% of the outstanding voting securities of Columbia Real Estate Equity Fund or (ii) 67% or more of the outstanding voting securities of Columbia Real Estate Equity Fund present at the Meeting if more than 50% of the outstanding voting securities of Columbia Real Estate Equity Fund are present at the Meeting in person or represented by proxy. All shares of Columbia Real Estate Equity Fund vote together as a single class on this Proposal 3.

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE APPROVAL OF THE CONVERSION PROPOSAL.

PROXY VOTING AND SHAREHOLDER MEETING INFORMATION

Proxy Solicitation

If you properly authorize your proxy through the internet or telephonically, or by executing and returning the enclosed Proxy Card, and your proxy is not subsequently revoked, your votes will be cast at the Meeting. If you give instructions, your votes will be cast in accordance with your instructions. If you return your signed Proxy Card without instructions, your votes will be cast, as applicable, (i) FOR the approval of the proposed amendment to the IMS Agreement between the Trust, on behalf of the IMS Fee Funds, and Columbia Management, which provides for an increase in the investment advisory fee rates payable by each of the IMS Fee Funds at various asset levels (Proposal 1); (ii) FOR the approval of the reclassification of each of Columbia California Tax-Exempt Fund and Columbia Connecticut Tax-Exempt Fund from a “diversified” fund to a “non-diversified” fund, as such terms are defined in the 1940 Act (Proposal 2); and (iii) FOR the approval of the conversion of Columbia Real Estate Equity Fund’s investment objective and the related 80% policy from “fundamental” to “non-fundamental” (Proposal 3). Your votes will be cast in the discretion of the proxy holders on any other matter that may properly come before the Meeting, including, but not limited to, proposing and/or voting on the adjournment of the Meeting with respect to one or more proposals in the event that a quorum is not obtained and/or sufficient votes in favor of any proposal are not received. Not all proposals affect each Fund, and shareholders of a Fund will only be entitled to cast votes and authorize proxies on those proposals affecting the Fund in which they are shareholders. None of the Proposals is contingent on the other Proposals. In addition, approval of any Proposal by an affected Fund is not contingent on the approval of the same proposal by any other affected Fund.

Revocation of Proxies

If you execute and submit a proxy, you may revoke that proxy or change it by written notice to Computershare Fund Services at (800) 708-7953, by submitting a subsequently executed and dated Proxy Card, by authorizing your proxy by telephone or internet, or by attending the Meeting and casting your vote in person, or as otherwise permitted. Attending the Meeting in person will not automatically revoke your prior proxy. If you intend to vote in person at the Meeting, please call (800) 708-7953 to obtain important information regarding your attendance at the Meeting, including directions.

Quorum and Methods of Tabulation

Thirty percent (30.0%) of the shares of a Fund or the Trust as a whole entitled to vote, present in person or by proxy, constitutes a quorum of such Fund or the Trust as a whole, respectively. Abstentions and “broker non-votes” (i.e., shares held of record by a financial intermediary, such as a broker, or nominee, typically in “street name,” as to which proxies have been returned but (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be treated as present for purposes of determining a quorum. A quorum of each IMS Fee Fund, Policy Change Fund and Columbia Real Estate Equity Fund is required to take action on Proposals 1, 2 and 3, respectively.

In the event that a quorum of shareholders of a Fund is not present at the Meeting or, even if such a quorum is so present, in the event that sufficient votes in favor of any proposal are not received and tabulated prior to the time the Meeting is called to order, the Meeting may be adjourned with respect to one or more Funds or the Trust and/or with respect to one or more proposals by the vote of a majority of the shares represented at the Meeting, either in person or by proxy, and further solicitations may be made.

Shareholders of record of each Fund at the close of business on December 17, 2010 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting. The number of outstanding shares of each class of shares of each Fund held on the Record Date is listed in Appendix D. Shareholders of the Funds are entitled to one vote for each dollar of net asset value (number of shares owned times net asset value per share) and each fractional dollar amount is entitled to a proportionate fractional vote.

If your shares are held in an IRA account, you have the right to vote those shares. If you do not provide voting instructions with respect to your shares, your IRA custodian may or may not, depending upon the terms of your IRA agreement, vote shares for which it has not received your voting instructions. Please consult your IRA agreement and/or financial advisor for more information.

Required Vote

For each IMS Fee Fund, Policy Change Fund and Columbia Real Estate Equity Fund, approval of Proposals 1, 2 and 3, respectively, requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund, which for this purpose means the affirmative vote of the lesser of (i) more than 50% of the outstanding voting securities of the Fund or (ii) 67% or more of the outstanding voting securities of the Fund that are present at the Meeting if more than 50% of the outstanding voting securities of such Fund are present at the Meeting in person or represented by proxy. All shares of an IMS Fee Fund, Policy Change Fund and Columbia Real Estate Equity Fund vote together as a single class on Proposals 1, 2 and 3, respectively, and each Fund’s shareholders vote separately from shareholders of other Funds that are voting on the same Proposal.

Effect of Abstentions and Broker Non-Votes

For all matters to be voted upon, an abstention or broker non-vote will not be considered a vote cast, however, an abstention or broker non-vote will be counted for purposes of attaining a quorum. Abstentions and broker non-votes will have the same effect as a vote against Proposals 1, 2 and 3 in respect of each Fund entitled to vote thereon.

Annual Meetings and Shareholder Proposals

The Trust does not regularly hold annual meetings of shareholders but may from time to time schedule special meetings. The Trust last called a shareholder meeting to elect trustees and approve the current IMS Agreement in March of this year. The Governance Committee of the Board typically will consider trustee candidates submitted by shareholders or from other sources as it deems appropriate. Any recommendation should be submitted to the Funds (Attention: Secretary). To be timely for consideration by the Governance Committee, the submission, including all required information, must be submitted in writing not less than 120 days before the date of the proxy statement for the previous year’s annual meeting of shareholders, if such a meeting is held. Otherwise, such submission shall be subject to the timeline requirements set forth below for submission of other shareholder proposals.

Any submission should include, at a minimum, the following information as to each individual proposed for election as a trustee: the name, age, business address, residence address and principal occupation or employment of such individual, the class, series and number of shares of stock of any Fund that are beneficially owned by such individual, the date such shares were acquired and the investment intent of such acquisition, whether such shareholder believes such individual would or would not qualify as a Non-Interested Trustee, and information regarding such individual that is sufficient, in the discretion of the Governance Committee, to make such determination, and all other information relating to such individual that is required to be disclosed in solicitation of proxies for election of trustees in an election contest (even if an election contest is not involved) or is otherwise required, in each case pursuant to Regulation 14A (or any successor provision) under the Exchange Act and the rules and regulations promulgated thereunder (including such individual’s written consent to being named in a proxy statement as a nominee and to serving as a trustee (if elected)). Shareholder submissions will be considered for inclusion in a proxy statement only if submitted by a date not earlier than the 365th calendar day before, and not later than the 60th calendar day before, the date on which the Board has set a meeting date for the shareholder meeting at which the election of trustees is to be considered. It is not anticipated that there will be a meeting to elect trustees before February 2016. The submission of a proposal does not guarantee its inclusion in a proxy statement and is subject to the limitations of U.S. federal securities laws. Shareholders may submit proposals in writing to c/o The Secretary of Columbia Funds Series Trust I, One Financial Center, Boston, Massachusetts 02111-2621.

OTHER INFORMATION

Current Service Providers

Columbia Management, located at One Financial Center, Boston, Massachusetts 02111, serves as the investment manager and administrator of the Funds. Columbia Management Investment Distributors, Inc., also located at One Financial Center, Boston, Massachusetts 02111, serves as the principal underwriter of the Funds. The Funds paid no commissions to any affiliated brokers during each Fund’s most recent fiscal year.

Other Matters to Come Before the Meeting

Columbia Management does not know of any matters to be presented at the Meeting other than those described in this Joint Proxy Statement. If other business should properly come before the Meeting, the persons named as proxies will vote thereon in accordance with their best judgment.

Principal Shareholders

Appendix E to this Joint Proxy Statement lists the persons that, to the knowledge of the Funds, owned beneficially 5% or more of the outstanding shares of any class of any Fund as of November 30, 2010. A shareholder who owns beneficially, directly or indirectly, more than 25% of any Fund’s voting securities is presumed to be a “control person” (as defined in the 1940 Act) of such Fund. The Trustees and officers of the Trust, in the aggregate, owned less than 1% of each class of each Fund’s outstanding shares as of November 30, 2010.

Expenses and Solicitation Activities

The expenses incurred in connection with the solicitation of proxies for the Meeting, including preparation, filing, printing, mailing and solicitation expenses, legal fees, out-of-pocket expenses and expenses of any proxy solicitation firm, will be paid separately by Columbia Management or an affiliated company and not by the Funds. In addition to the use of the mails, proxies may be solicited personally or via facsimile, telephone or the Internet by trustees, officers and employees of the Trust, Columbia Management and Columbia Management Investment Distributors, Inc. The Funds have engaged Computershare Fund Services to assist in soliciting at an estimated cost of approximately $941,194.01, which will be paid by Columbia Management or an affiliated company. The agreement with Computershare provides for indemnification of Computershare in certain circumstances and requires Computershare to keep certain information confidential.

Joint Proxy Statement Delivery

“Householding” is the term used to describe the practice of delivering one copy of a document to a household of shareholders instead of delivering one copy of a document to each shareholder in the household. Shareholders of the Funds who share a common address and who have not opted out of the householding process should receive a single copy of the Joint Proxy Statement together with one Proxy Card for each account. If you received more than one copy of the Joint Proxy Statement, you may elect to household in the future; if you received a single copy of the Joint Proxy Statement, you may opt out of householding in the future; and you may, in any event, obtain an additional copy of this Joint Proxy Statement by writing to the appropriate Fund at the following address: Computershare Fund Services, c/o Operation Department, 280 Oser Ave., Hauppauge, NY 11788, or by calling Computershare Fund Services toll free at (800) 708-7953.

Shareholder Reports

The Funds’ most recent semi-annual and annual reports previously have been mailed to shareholders. Each Fund will furnish, without charge, a copy of its most recent annual report and, if available, its most recent semiannual report subsequent to such annual report, to its shareholders on request. Additional copies of any of these documents are available by writing Columbia Management Investment Services Corp., P.O. Box 8081, Boston, MA 02266-8081 or by calling (800) 345-6611. All of these documents also are filed with the SEC and available on the SEC’s website at www.sec.gov.

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A PRE-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, AND TELEPHONE AND INTERNET VOTING IS AVAILABLE.

By order of the Board of Trustees,

Scott R. Plummer

Secretary

It is important that you authorize proxies promptly. All shareholders, including those who expect to attend the Meeting in person, are urged to authorize their proxy as soon as possible by accessing the Internet site listed on the enclosed Proxy Card, by calling the toll-free number listed on the enclosed Proxy Card, or by mailing the enclosed Proxy Card in the enclosed return envelope, which requires no postage if mailed in the United States. To enter the Meeting, you will need proof of ownership of the shares of the relevant Fund, such as your Proxy Card (or a copy thereof) or, if your shares are held of record by a financial intermediary, such as a broker, or nominee, a Proxy Card from the record holder or other proof of beneficial ownership, such as a brokerage statement showing your holdings of the shares of the relevant Fund.

APPENDIX A

More Information on Columbia Management

Executive Officers and Directors of Columbia Management

Columbia Management is a wholly owned subsidiary of Ameriprise Financial, Inc. The principal offices of Ameriprise Financial, Inc. are located at 1099 Ameriprise Financial Center, Minneapolis, MN 55474. Information regarding the officers and directors of Columbia Management is shown below.

Name, Year of Birth and Address	Position with the Trust and Year First Elected or Appointed to Office	Position with Columbia Management and Year First Elected or Appointed to Office	Principal Occupation(s) During the Past Five Years
J. Kevin Connaughton (Born 1964) One Financial Center Boston, MA 02111	President (Principal Executive Officer) (2009)	Senior Vice President and General Manager – Mutual Fund Products (2010)	President, RiverSource Funds since 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008 – January 2009); President, Atlantic Funds and Nations Funds since 2009; Managing Director of Columbia Management Advisors, LLC, December 2004 – April 2010; Treasurer, Columbia Funds, October 2003 – May 2008; Treasurer, the Liberty Funds, Stein Roe Funds and Liberty All-Start Funds, December 2000 – December 2006.

Michael G. Clarke (Born 1969) One Financial Center Boston, MA 02111	Senior Vice President and Chief Financial Officer (Principal Financial Officer) (2009)	Vice President (2010)	Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Joseph F. DiMaria (Born 1968) One Financial Center Boston, MA 02111	Treasurer and Chief Accounting Officer (2008)	Vice President, Mutual Fund Administration (2010)	Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005.

Paul B. Goucher (Born 1968) 5228 Ameriprise Financial Center Minneapolis, MN 55474	Assistant Secretary (2010)	None	Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel from November 2008 to January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman) from July 2008 to November 2008 and Managing Director and Associate General Counsel of Seligman from January 2005 to July 2008.

Amy K. Johnson (Born 1965) 5228 Ameriprise Financial Center Minneapolis, MN 55474	Senior Vice President (2010)	Senior Vice President and Chief Operating Officer (2010)

Vice President, RiverSource Funds, since 2006; Chief Administrative Officer, Columbia Management, 2009 – April 2010 (previously Vice President – Asset Management and Trust Company Services, 2006 – 2009 and Vice President – Operations and Compliance, 2004 – 2006).

Name, Year of Birth and Address	Position with the Trust and Year First Elected or Appointed to Office	Position with Columbia Management and Year First Elected or Appointed to Office	Principal Occupation(s) During the Past Five Years
Michael A. Jones (Born 1959) 100 Federal Street Boston, MA 02110	Senior Vice President (2010)	President and Director (2010)	President and Director, Columbia Management Investment Distributors, Inc. since May 2010; Vice President, RiverSource Funds, since 2010; Manager, Chairman, Chief Executive Officer and President, Columbia Management Advisors, LLC from 2007 to April 2010; Chief Executive Officer, President and Director, Columbia Management Distributors, Inc. from November 2006 to April 2010; previously, co-president and senior managing director at Robeco Investment Management.

Ryan C. Larrenaga (Born 1970) One Financial Center Boston, MA 02111	Assistant Secretary (2005)	None	Counsel, Ameriprise Financial since May 2010; Assistant General Counsel, Bank of America from March 2005 to April 2010; Associate, Ropes & Gray LLP (law firm) from 1998 to February 2005.

Colin Moore (Born 1958) One Financial Center Boston, MA 02111	Senior Vice President (2010)	Director and Chief Investment Officer (2010)	Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

Christopher O. Petersen (Born 1970) 5228 Ameriprise Financial Center Minneapolis, MN 55474	Assistant Secretary (2010)	None	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel from April 2004 to January 2010); Assistant Secretary of RiverSource Funds since January 2007.

Marybeth Pilat (Born 1968) One Financial Center Boston, MA 02111	Deputy Treasurer (2010)	Vice President, Mutual Fund Administration (2010)	Vice President, Investment Operations, Bank of America, from October 2008 to April 2010; Finance Manager, Boston Children’s Hospital from August 2008 to October 2008; Director, Mutual Fund Administration, Columbia Management Advisors, LLC, from May 2007 to July 2008; Vice President, Mutual Fund Valuation, Columbia Management Advisors, LLC, from January 2006 to May 2007; Vice President, Mutual Fund Accounting Oversight, Columbia Management Advisors, LLC from January 2005 to January 2006.

Name, Year of Birth and Address	Position with the Trust and Year First Elected or Appointed to Office	Position with Columbia Management and Year First Elected or Appointed to Office	Principal Occupation(s) During the Past Five Years
Scott R. Plummer (Born 1959) 5228 Ameriprise Financial Center Minneapolis, MN 55474	Senior Vice President, Secretary and Chief Legal Officer (2010)	Vice President, Assistant Secretary and Chief Legal Officer (2005)	Vice President and Lead Chief Counsel – Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel – Asset Management, from 2005 to April 2010, and Vice President – Asset Management Compliance from 2004 to 2005); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Vice President, General Counsel and Secretary, RiverSource Funds, since December 2006; Senior Vice President, Secretary and Chief Legal Officer, Columbia Funds, since May 2010.

Julian Quero (Born 1967) One Financial Center Boston, MA 02111	Deputy Treasurer (2008)	Vice President, Mutual Fund Administration (2010)	Director of Fund Administration, Columbia Management Advisors, LLC, from August 2008 to April 2010; Senior Tax Manager, Columbia Management Advisors, LLC from August 2006 to July 2008; Senior Compliance Manager, Columbia Management Advisors, LLC from April 2002 to August 2006.

Kathryn Thompson (Born 1967) One Financial Center Boston, MA 02111	Assistant Treasurer (2006)	Director, Mutual Fund Accounting Oversight and Treasury (2010)	Vice President, Mutual Fund Accounting Oversight of the Previous Adviser from December 2004 to April 2010; Vice President, State Street Corporation (financial services) prior to December 2004.

William F. Truscott (Born 1960) 53600 Ameriprise Financial Center Minneapolis, MN 55474	Senior Vice President (2010)	Chairman of the Board (previously President, Chairman of the Board and Chief Investment Officer from 2001 to April 2010) (2001)	Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President – U.S. Asset Management and Chief Investment Officer from 2005 to April 2010, and Senior Vice President – Chief Investment Officer, from 2001 to 2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. since May 2010 (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.

Stephen T. Welsh (Born 1957) One Financial Center Boston, MA 02111	Vice President (2006)	President and Director (2010)	President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010.

Name, Year of Birth and Address	Position with the Trust and Year First Elected or Appointed to Office	Position with Columbia Management and Year First Elected or Appointed to Office	Principal Occupation(s) During the Past Five Years
Linda J. Wondrack (Born 1964) One Financial Center Boston, MA 02111	Senior Vice President and Chief Compliance Officer (2007)	Vice President and Chief Compliance Officer (2010)	Vice President, RiverSource Funds, since May 2010; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, from June 2005 to April 2010.

Name and Address	Principal Occupation
Brian J. McGrane Columbia Management 5228 Ameriprise Financial Center Minneapolis, MN 55474	Director, Senior Vice President and Chief Financial Officer of Columbia Management.

Comparable Funds for Which Columbia Management Serves as Investment Adviser

Columbia Management currently manages certain funds with investment objectives that are similar to those of the IMS Fee Funds. The table below identifies each such fund, its net assets as of November 30, 2010, and Columbia Management’s investment advisory fee rate with respect to that fund. Shareholders of certain of those funds are being asked to approve new investment management services agreements or an amendment to the investment management services agreements that could change the fee rates for such funds. Except for the elimination of a performance incentive adjustment, if any, these fee changes are not reflected in the table below, which show fee rates as of November 30, 2010.

		Comparable Fund Assets as of 11/30/10 (Millions $)
	Comparable Fund(s)		Comparable Fund – Advisory Fee Rate
Fund(s)			Assets (Millions)	Fee Rate
Columbia Balanced Fund	Columbia Asset Allocation Fund II	95.2	All	0.600%*

	Columbia Portfolio Builder Moderate Aggressive Fund	1,131.9	N/A	N/A
	Disciplined Asset Allocation Portfolios - Aggressive	28.3
	Disciplined Asset Allocation Portfolios - Moderately Aggressive	69.8
	Variable Portfolio Aggressive Portfolio	2,701.5
	Variable Portfolio Moderately Aggressive Portfolio	10,585.2

Columbia Bond Fund	Columbia Core Bond Fund	1,814.3	$0 to $500	0.480%
			$500 to $1,000	0.430%
			$1,000 to $1,500	0.400%
			$1,500 to $3,000	0.370%
			$3,000 to $6,000	0.360%
			>$6,000	0.350%

Columbia Contrarian	Columbia Blended Equity Fund	119.5	$0 to $500	0.750%
Core Fund			$500 to $1,000	0.570%
			$1,000 to $1,500	0.520%
			$1,500 to $3,000	0.470%
			$3,000 to $6,000	0.450%
			>$6,000	0.430%

	Columbia Large Core Quantitative Fund	3,777.8	$0 to $1,000	0.600%
	Columbia Large Growth Quantitative Fund	747.8	$1,000 to $2,000	0.575%
	RiverSource VP Dynamic Equity Fund	1,314.7	$2,000 to $3,000	0.550%
			$3,000 to $6,000	0.525%
			$6,000 to $7,500	0.500%
			$7,500 to $10,000	0.485%
			$10,000 to $15,000	0.470%
			$15,000 to $20,000	0.450%
			$20,000 to $24,000	0.425%
			$24,000 to $50,000	0.400%
			>$50,000	0.375%

	Columbia LifeGoal Growth Portfolio	370.6	All	0.250%

	Columbia Large Cap Core Fund	1,101.1	$0 to $500	0.600%
			$500 to $1,000	0.550%
			$1,000 to $1,500	0.500%
			$1,500 to $3,000	0.450%
			$3,000 to $6,000	0.430%
			>$6,000	0.410%

	Columbia Large Cap Enhanced Core Fund	427.0	$0 to $500	0.350%
			$500 to $1,000	0.300%
			$1,000 to $1,500	0.250%
			$1,500 to $3,000	0.200%
			$3,000 to $6,000	0.180%
			>$6,000	0.160%

	RiverSource Partners Fundamental Value Fund	526.3	$0 to $500	0.730%
	Variable Portfolio Davis New York Venture Fund	1,341.7	$500 to $1,000	0.705%
			$1,000 to $2,000	0.680%
			$2,000 to $3,000	0.655%
			$3,000 to $6,000	0.630%
			>$6,000	0.600%

		Comparable Fund Assets as of 11/30/10 (Millions $)
	Comparable Fund(s)		Comparable Fund – Advisory Fee Rate
Fund(s)			Assets (Millions)	Fee Rate
	Riversource VP Core Equity Fund	180.5	All	0.400%

Columbia Corporate Income Fund	None	None	None	None

Columbia Emerging Markets Fund	Columbia Emerging Markets Opportunity Fund	672.3	$0 to $250	1.100%
	Threadneedle VP Emerging Markets	981.1	$250 to $500	1.080%
			$500 to $750	1.060%
			$750 to $1,000	1.040%
			$1,000 to $2,000	1.020%
			$2,000 to $7,500	1.000%
			$7,500 to $10,000	0.985%
			$10,000 to $15,000	0.970%
			$15,000 to $20,000	0.960%
			$20,000 to $24,000	0.935%
			$24,000 to $50,000	0.920%
			>$50,000	0.900%

Columbia Energy and Natural Resources Fund	None	None	None	None

Columbia High Yield Municipal Fund	None	None	None	None

Columbia High Yield Opportunity Fund	Columbia Conservative High Yield Fund	566.8	$0 to $500	0.600%
			$500 to $1,000	0.550%
			$1,000 to $1,500	0.520%
			>$1,500	0.490%

	Columbia High Income Fund	779.5	$0 to $500	0.550%
			$500 to $1,000	0.520%
			$1,000 to $1,500	0.490%
			>$1,500	0.460%

	Columbia High Yield Bond Fund	1,736.9	$0 to $1,000	0.590%
	RiverSource VP High Yield Bond Fund	675.2	$1,000 to $2,000	0.565%
			$2,000 to $3,000	0.540%
			$3,000 to $6,000	0.515%
			$6,000 to $7,500	0.490%
			$7,500 to $9,000	0.475%
			$9,000 to $10,000	0.450%
			$10,000 to $15,000	0.435%
			$15,000 to $20,000	0.425%
			$20,000 to $24,000	0.400%
			$24,000 to $50,000	0.385%
			>$50,000	0.360%

	Columbia Income Opportunities Fund	793.9	$0 to $1,000	0.610%
	RiverSource VP Income Opportunities Fund	1,070.4	$1,000 to $2,000	0.585%
			$2,000 to $3,000	0.560%
			$3,000 to $6,000	0.535%
			$6,000 to $7,500	0.510%
			$7,500 to $9,000	0.495%
			$9,000 to $10,000	0.470%
			$10,000 to $15,000	0.455%
			$15,000 to $20,000	0.445%
			$20,000 to $24,000	0.420%
			$24,000 to $50,000	0.405%
			>$50,000	0.380%

	Columbia High Yield Fund, VS	191.4	All	0.550%

	Variable Portfolio Eaton Vance Floating Rate Income Fund	773.4	$0 to $1,000	0.630%
			$1,000 to $2,000	0.580%
			>$2,000	0.530%

		Comparable Fund Assets as of 11/30/10 (Millions $)
	Comparable Fund(s)		Comparable Fund – Advisory Fee Rate
Fund(s)			Assets (Millions)	Fee Rate
Columbia Intermediate Bond Fund	Columbia Diversified Bond Fund	5,196.6	$0 to $1,000	0.480%
	RiverSource VP Diversified Bond Fund	2,932.3	$1,000 to $2,000	0.455%
			$2,000 to $3,000	0.430%
			$3,000 to $6,000	0.405%
			$6,000 to $7,500	0.380%
			$7,500 to $9,000	0.365%
			$9,000 to $10,000	0.360%
			$10,000 to $15,000	0.350%
			$15,000 to $20,000	0.340%
			$20,000 to $24,000	0.330%
			$24,000 to $50,000	0.310%
			>$50,000	0.290%

	Columbia Total Return Bond Fund	1,081.7	$0 to $500	0.400%
			$500 to $1,000	0.350%
			$1,000 to $2,000	0.320%
			$2,000 to $3,000	0.290%
			$3,000 to $6,000	0.280%
			>$6,000	0.270%

Columbia Intermediate Municipal Bond Fund	RiverSource Intermediate Tax Exempt Fund	96.9	$0 to $1,000	0.390%
			$1,000 to $2,000	0.365%
			$2,000 to $3,000	0.340%
			$3,000 to $6,000	0.315%
			$6,000 to $7,500	0.290%
			$7,500 to $10,000	0.280%
			$10,000 to $15,000	0.270%
			$15,000 to $50,000	0.260%
			>$50,000	0.250%

Columbia International Bond Fund	None	None	None	None

Columbia Large Cap Growth Fund	Columbia Marsico Focused Equities Fund	2,693.4	$0 to $500	0.750%
	Columbia Marsico Growth Fund	3,333.7	$500 to $1,000	0.700%
			$1,000 to $1,500	0.650%
			$1,500 to $3,000	0.600%
			$3,000 to $6,000	0.580%
			>$6,000	0.560%

	Columbia Select Large Cap Growth Fund	3,563.7	$0 to $1,000	0.750%
			$1,000 to $1,500	0.520%
			$1,500 to $3,000	0.470%
			$3,000 to $6,000	0.450%
			>$6,000	0.430%

	Seligman Growth Fund	1,628.8	$0 to $1,000	0.655%
			$1,000 to $2,000	0.615%
			>$2,000	0.565%

	Columbia Marsico Focused Equities Fund, VS	88.1	$0 to $500	0.740%
	Columbia Marsico Growth Fund, VS	362.7	$500 to $1,000	0.690%
			$1,000 to $1,500	0.640%
			$1,500 to $3,000	0.590%
			$3,000 to $6,000	0.570%
			>$6,000	0.550%

	Columbia Large Cap Growth Fund, VS	57.6	$0 to $1,000	0.500%
			>$1,000	0.450%

		Comparable Fund Assets as of 11/30/10 (Millions $)
	Comparable Fund(s)		Comparable Fund – Advisory Fee Rate
Fund(s)			Assets (Millions)	Fee Rate
	Columbia Select Large Cap Growth Fund, VS	5.3	All	0.750%

	Seligman VP Growth Fund	224.0	$0 to $1,000	0.600%
			$1,000 to $2,000	0.575%
			$2,000 to $3,000	0.550%
			$3,000 to $6,000	0.525%
			$6,000 to $7,500	0.500%
			$7,500 to $10,000	0.485%
			$10,000 to $15,000	0.470%
			$15,000 to $20,000	0.450%
			$20,000 to $24,000	0.425%
			$24,000 to $50,000	0.400%
			>$50,000	0.375%

	Variable Portfolio American Century Growth Fund	1,694.5	$0 to $1,000	0.650%
	Variable Portfolio Marsico Growth Fund	1,523.0	$1,000 to $2,000	0.600%
	Variable Portfolio UBS Large Cap Growth Fund	1,139.1	>$2,000	0.500%

Columbia Pacific Asia Fund	None	None	None	None

Columbia Select Large Cap Growth Fund	Columbia Marsico Focused Equities Fund	2,693.4	$0 to $500	0.750%
	Columbia Marsico Growth Fund	3,333.7	$500 to $1,000	0.700%
			$1,000 to $1,500	0.650%
			$1,500 to $3,000	0.600%
			$3,000 to $6,000	0.580%
			>$6,000	0.560%

	Columbia Large Cap Growth Fund	1,424.0	$0 to $200	0.700%
			$200 to $500	0.575%
			>$500	0.450%

	Seligman Growth Fund	1,628.8	$0 to $1,000	0.655%
			$1,000 to $2,000	0.615%
			>$2,000	0.565%

	Columbia Marsico Focused Equities Fund, VS	88.1	$0 to $500	0.740%
	Columbia Marsico Growth Fund, VS	362.7	$500 to $1,000	0.690%
			$1,000 to $1,500	0.640%
			$1,500 to $3,000	0.590%
			$3,000 to $6,000	0.570%
			>$6,000	0.550%

	Columbia Large Cap Growth Fund, VS	57.6	$0 to $1,000	0.500%
			>$1,000	0.450%

	Columbia Select Large Cap Growth Fund, VS	5.3	All	0.750%

	Seligman VP Growth Fund	224.0	$0 to $1,000	0.600%
			$1,000 to $2,000	0.575%
			$2,000 to $3,000	0.550%
			$3,000 to $6,000	0.525%
			$6,000 to $7,500	0.500%
			$7,500 to $10,000	0.485%
			$10,000 to $15,000	0.470%
			$15,000 to $20,000	0.450%
			$20,000 to $24,000	0.425%
			$24,000 to $50,000	0.400%
			>$50,000	0.375%

	Variable Portfolio American Century Growth Fund	1,694.5	$0 to $1,000	0.650%
	Variable Portfolio Marsico Growth Fund	1,523.0	$1,000 to $2,000	0.600%
	Variable Portfolio UBS Large Cap Growth Fund	1,139.1	>$2,000	0.500%

		Comparable Fund Assets as of 11/30/10 (Millions $)
	Comparable Fund(s)		Comparable Fund – Advisory Fee Rate
Fund(s)			Assets (Millions)	Fee Rate
Columbia Select Small Cap Fund	Columbia Select Smaller Cap Value Fund	459.7	$0 to $500	0.935%
	Seligman Smaller Cap Value Portfolio	90.4	$500 to $1,000	0.840%
			>$1,000	0.745%

	Columbia Small Cap Core Fund	706.9	$0 to $500	0.750%
			$500 to $1,000	0.700%
			$1,000 to $1,500	0.650%
			$1,500 to $2,000	0.600%
			>$2,000	0.550%

	Columbia Small Cap Index Fund	1,632.0	All	0.100%

	RiverSource Disciplined Small and Mid Cap Equity Fund	139.0	$0 to $1,000	0.700%
			$1,000 to $2,000	0.675%
			$2,000 to $3,000	0.650%
			$3,000 to $6,000	0.625%
			$6,000 to $7,500	0.600%
			$7,500 to $10,000	0.575%
			$10,000 to $15,000	0.550%
			$15,000 to $24,000	0.525%
			$24,000 to $50,000	0.500%
			>$50,000	0.475%

	RiverSource Small Company Index Fund	386.7	$0 to $250	0.360%
			$250 to $500	0.350%
			$500 to $750	0.340%
			$750 to $1,000	0.330%
			$1,000 to $7,500	0.320%
			$7,500 to $15,000	0.300%
			$15,000 to $24,000	0.280%
			$24,000 to $50,000	0.260%
			>$50,000	0.240%

	Seligman VP Smaller Cap Value Fund	83.4	$0 to $250	0.790%
			$250 to $500	0.765%
			$500 to $750	0.740%
			$750 to $1,000	0.715%
			$1,000 to $2,000	0.690%
			>$2,000	0.665%

Columbia Small Cap Core Fund	Columbia Select Smaller Cap Value Fund	459.7	$0 to $500	0.935%
	Seligman Smaller Cap Value Portfolio	90.4	$500 to $1,000	0.840%
			>$1,000	0.745%

	Columbia Select Small Cap Fund	563.4	$0 to $1,000	0.750%
			>$1,000	0.620%

	Columbia Small Cap Index Fund	1,632.0	All	0.100%

	RiverSource Disciplined Small and Mid Cap Equity Fund	139.0	$0 to $1,000	0.700%
			$1,000 to $2,000	0.675%
			$2,000 to $3,000	0.650%
			$3,000 to $6,000	0.625%
			$6,000 to $7,500	0.600%
			$7,500 to $10,000	0.575%
			$10,000 to $15,000	0.550%
			$15,000 to $24,000	0.525%
			$24,000 to $50,000	0.500%
			>$50,000	0.475%

		Comparable Fund Assets as of 11/30/10 (Millions $)
	Comparable Fund(s)		Comparable Fund – Advisory Fee Rate
Fund(s)			Assets (Millions)	Fee Rate
	RiverSource Small Company Index Fund	386.7	$0 to $250	0.360%
			$250 to $500	0.350%
			$500 to $750	0.340%
			$750 to $1,000	0.330%
			$1,000 to $7,500	0.320%
			$7,500 to $15,000	0.300%
			$15,000 to $24,000	0.280%
			$24,000 to $50,000	0.260%
			>$50,000	0.240%

	Seligman VP Smaller Cap Value Fund	83.4	$0 to $250	0.790%
			$250 to $500	0.765%
			$500 to $750	0.740%
			$750 to $1,000	0.715%
			$1,000 to $2,000	0.690%
			>$2,000	0.665%

Columbia Strategic Income Fund	RiverSource Strategic Income Allocation Fund	353.7	$0 to $250	0.550%
			$250 to $500	0.525%
			$500 to $750	0.500%
			>$750	0.475%

Columbia Strategic Investor Fund	Columbia Portfolio Builder Aggressive Fund	547.6	N/A	N/A

	Columbia Portfolio Builder Total Equity Fund	448.7	N/A	N/A

	Columbia Select Opportunities Fund	94.1	$0 to $500	0.750%
			$500 to $1,000	0.570%
			$1,000 to $1,500	0.520%
			$1,500 to $3,000	0.470%
			$3,000 to $6,000	0.450%
			>$6,000	0.430%

Columbia Value and Restructuring Fund	Columbia Disciplined Value Fund	203.6	$0 to $500	0.700%
			$500 to $1,000	0.650%
			$1,000 to $1,500	0.600%
			$1,500 to $3,000	0.550%
			$3,000 to $6,000	0.530%
			>$6,000	0.510%

	Columbia Large Value Quantitative Fund	292.4	$0 to $1,000	0.600%
			$1,000 to $2,000	0.575%
			$2,000 to $3,000	0.550%
			$3,000 to $6,000	0.525%
			$6,000 to $7,500	0.500%
			$7,500 to $10,000	0.485%
			$10,000 to $15,000	0.470%
			$15,000 to $20,000	0.450%
			$20,000 to $24,000	0.425%
			$24,000 to $50,000	0.400%
			>$50,000	0.375%

	Columbia Recovery & Infrastructure Fund	633.3	$0 to $1,000	0.650%
			$1,000 to $2,000	0.600%
			$2,000 to $6,000	0.550%
			>$6,000	0.500%

	Variable Portfolio MFS Value Fund	1,436.8	$0 to $1,000	0.650%
			$1,000 to $2,000	0.600%
			>$2,000	0.500%

*	Columbia Management has waived, reduced or otherwise agreed to reduce its advisory fees.

APPENDIX B

Current and Proposed Fees Paid or Payable to the Prior Adviser or to Columbia Management and Affiliates

Advisory Fees Paid (Under Current Investment Advisory Fee Rates) and Payable (Under Proposed Investment Advisory Fee Rates)

Prior to May 1, 2010, Columbia Management Advisors, LLC (the “Prior Adviser”), a wholly owned subsidiary of Bank of America Corporation, was the Funds’ investment adviser and administrator. The Prior Adviser received fees from the Funds for its service as investment manager pursuant to the prior investment advisory agreement between the Funds and the Prior Adviser. On May 1, 2010, Columbia Management became the Funds’ investment manager and administrator. Columbia Management receives fees from the Funds for its service as investment manager pursuant to the current IMS Agreement between the Funds and Columbia Management. The amounts paid to the Prior Adviser for periods prior to May 1, 2010, and to Columbia Management for periods on and after May 1, 2010, are reflected in the following charts for the most recently completed fiscal year. In addition, the amounts that would have been payable to Columbia Management under the amended IMS Agreement are reflected in the chart below.

The prior investment advisory agreement included fee schedules identical to those currently in effect.

Fund Name	Column 1: Advisory Fees Paid During the Most Recently Completed Fiscal Year Net of Reimbursements and Waivers ($)	Column 2: Advisory Fees that Would Have Been Paid During the Most Recently Completed Fiscal Year Under Proposed Advisory Fees Exclusive of Reimbursements and Waivers ($)	Column 3: Difference between Column 1 and 2 (% Increase)	Column 4: Advisory Fees that Would Have Been Paid During the Most Recently Completed Fiscal Year under Current Advisory Fee Rates Exclusive of Reimbursements and Waivers ($)	Column 5: Difference between Columns 4 and 2 (% Increase)
Fiscal Year Ended March 31, 2010
Columbia Bond Fund	1,792,477.15	2,527,018.00	40.98%	3,555,388.17	-28.92%
Columbia Corporate Income Fund	2,172,792.88	2,237,406.91	2.97%	2,172,792.88	2.97%
Columbia Emerging Markets Fund	3,926,290.43	4,491,030.00	14.38%	4,059,903.96	10.62%
Columbia Energy and Natural Resources Fund	3,382,994.82	3,897,656.00	15.21%	3,382,994.82	15.21%
Columbia Intermediate Bond Fund	6,768,041.18	8,939,741.79	32.09%	6,768,041.18	32.09%
Columbia Pacific/Asia Fund	87,544.10	254,136.00	190.29%	219,006.72	16.04%
Columbia Select Large Cap Growth Fund	10,061,635.35	10,045,606.00	(0.16%)	10,061,635.35	(0.16%)
Columbia Select Small Cap Fund	3,835,692.63	4,042,501.00	5.39%	3,835,692.63	5.39%
Columbia Value and Restructuring Fund	38,153,434.93	43,942,485.00	15.17%	38,153,434.93	15.17%
Fiscal Year Ended May 31, 2010
Columbia High Yield Opportunity Fund	1,908,262.71	2,004,112.29	5.02%	2,049,447.53	(2.21%)
Columbia International Bond Fund	0	79,852.00	0.00%	77,059.80	3.62%
Columbia Strategic Income Fund	11,174,532.66	10,791,280.79	(3.43%)	11,174,532.66	(3.43%)

Fund Name	Column 1: Advisory Fees Paid During the Most Recently Completed Fiscal Year Net of Reimbursements and Waivers ($)	Column 2: Advisory Fees that Would Have Been Paid During the Most Recently Completed Fiscal Year Under Proposed Advisory Fees Exclusive of Reimbursements and Waivers ($)	Column 3: Difference between Column 1 and 2 (% Increase)	Column 4: Advisory Fees that Would Have Been Paid During the Most Recently Completed Fiscal Year under Current Advisory Fee Rates Exclusive of Reimbursements and Waivers ($)	Column 5: Difference between Columns 4 and 2 (% Increase)
Fiscal Year Ended June 30, 2010
Columbia High Yield Municipal Fund	2,886,093.50	3,306,671.00	14.57%	2,886,093.50	14.57%
Fiscal Year Ended August 31, 2010
Columbia Balanced Fund	1,392,482.67	1,837,866.00	31.98%	1,392,482.67	31.98%
Columbia Strategic Investor Fund	3,226,189.89	5,511,704.94	70.84%	4,623,341.73	19.21%
Fiscal Year Ended September 30, 2010
Columbia Contrarian Core Fund	3,320,258.00	3,595,709.42	8.30%	3,533,971.43	1.75%
Columbia Large Cap Growth Fund	6,603,459.23	8,568,649.50	29.76%	6,603,459.23	29.76%
Columbia Small Cap Core Fund	4,378,058.35	4,620,046.00	5.53%	4,378,058.35	5.53%
Fiscal Year Ended October 31, 2010
Columbia Intermediate Municipal Bond Fund	10,049,028.38	9,553,641.00	(4.93%)	9,847,972.46	(2.99%)

Amounts Paid by Each IMS Fee Fund to Columbia Management and Affiliates

The following table indicates amounts paid by each IMS Fee Fund to Columbia Management, an affiliated person of Columbia Management and/or an affiliated person of such affiliated person of Columbia Management (together with any affiliated person of Columbia Management, the “affiliates”) during each Fund’s last fiscal year:

Fund	Gross Investment Advisory Fees Paid to Columbia Management and/or its Affiliates ($)	Net Administrative Fees Paid to Columbia Management and/ or its Affiliates ($)	Net Distribution and/or Service Fees Paid to Columbia Management and/or its Affiliates ($)	Net Transfer Agency Fees Paid to Columbia Management and/or its Affiliates ($)
For Funds with Fiscal Year Ended March 31, 2010*
Columbia Bond Fund	0	0	0	0
Columbia Corporate Income Fund	0	0	0	0
Columbia Emerging Markets Fund	0	0	0	0
Columbia Energy and Natural Resources Fund	0	0	0	0
Columbia Intermediate Bond Fund	0	0	0	0
Columbia Pacific/Asia Fund	0	0	0	0
Columbia Select Large Cap Growth Fund	0	0	0	0
Columbia Select Small Cap Fund	0	0	0	0
Columbia Value and Restructuring Fund	0	0	0	0
For Funds with Fiscal Year Ended May 31, 2010*
Columbia High Yield Opportunity Fund	167,714	0	64,207	66,654
Columbia International Bond Fund	84,065	150,254	3,260	2,827
Columbia Strategic Income Fund	949,914	0	442,014	402,934
For Funds with Fiscal Year Ended June 30, 2010*
Columbia High Yield Municipal Fund	524,787	140,597	49,304	105,069
For Funds with Fiscal Year Ended August 31, 2010*
Columbia Balanced Fund	516,594	0	154,034	179,219
Columbia Strategic Investor Fund	1,486,664	382,478	259,658	889,036
For Funds with Fiscal Year Ended September 30, 2010*
Columbia Contrarian Core Fund	1,604,740	154,593	326,699	353,255
Columbia Large Cap Growth Fund	2,643,515	252,993	481,057	1,075,243
Columbia Small Cap Core Fund	4,773,254	0	828,343	1,018,747
For Funds with Fiscal Year Ended October 31, 2010*
Columbia Intermediate Municipal Bond Fund	11,933,755	0	309,772	905,649

*	Does not include amounts that were paid to the Prior Adviser and/or an affiliated person of the Prior Adviser.

APPENDIX C

Comparison of Current and Proposed Annual Operating Expenses of the IMS Fee Funds

Columbia Management and certain of its affiliates have contractually agreed to waive certain fees and/or reimburse certain expenses as described in the footnotes below. These fee waivers and expense reimbursements apply to total annual fund operating expenses (subject to certain exclusions, such as taxes, transaction fees or brokerage commissions, fees and expenses associated with investment in other pooled investment vehicles, including exchange traded funds, other affiliated and unaffiliated mutual funds, and other expenses that are deemed extraordinary by the Board). This fee and expense arrangement may only be modified or amended with approval from the Board and from all parties to such agreement, including the Fund and Columbia Management.

Columbia Balanced Fund

Columbia Balanced Fund	Class A		Class B		Class C		Class R		Class Z
	Current	Proposed	Current	Proposed	Current	Proposed	Current	Proposed	Current	Proposed
Management Fees[1]	0.50%	0.72%	0.50%	0.72%	0.50%	0.72%	0.50%	0.72%	0.50%	0.72%
Distribution and/or Service (Rule 12b-1) Fees	0.25%	0.25%	1.00%	1.00%	1.00%	1.00%	0.50%	0.50%	0.00%	0.00%
Other Expenses[2]	0.21%	0.20%	0.21%	0.20%	0.21%	0.20%	0.21%	0.20%	0.21%	0.20%
Total Annual Fund Operating Expenses[3]	0.96%	1.17%	1.71%	1.92%	1.71%	1.92%	1.21%	1.42%	0.71%	0.92%

[1]

Current management fees are composed of an investment advisory fee of 0.50% and an administrative fee of 0.00%. Proposed management fees are composed of an investment advisory fee of 0.66% and an administrative fee of 0.06%.

[2]

Other expenses have been adjusted to reflect changes in contractual transfer agent fee rates effective September 4, 2010 and other changes to contractual fee rates expected to be effective in the second quarter of 2011.

[3]

Columbia Management has contractually agreed to waive fees and/or reimburse a portion of the Fund’s expenses so that total annual Fund operating expenses (excluding the expenses described above) from March 1, 2011 to December 31, 2012 do not exceed the following percentages of average daily net assets on an annualized basis: 1.18% for Class A, 1.93% for Class B, 1.93% for Class C, 1.43% for Class R and 0.93% for Class Z.

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Columbia Balanced Fund		1 year	3 years	5 years	10 years
Class A	Current	$667	$863	$1,075	$1,685
	Proposed	$687	$925	$1,182	$1,914
Class B	Current
	Did not sell your shares	$174	$539	$928	$1,821
	Sold your shares at end of period	$674	$839	$1,128	$1,821
	Proposed
	Did not sell your shares	$195	$603	$1,037	$2,048
	Sold your shares at end of period	$695	$903	$1,237	$2,048
Class C	Current
	Did not sell your shares	$174	$539	$928	$2,019
	Sold your shares at end of period	$274	$539	$928	$2,019
	Proposed
	Did not sell your shares	$195	$603	$1,037	$2,243
	Sold your shares at end of period	$295	$603	$1,037	$2,243
Class R	Current	$123	$384	$665	$1,466
	Proposed	$145	$449	$776	$1,702
Class Z	Current	$73	$227	$395	$883
	Proposed	$94	$293	$509	$1,131

Columbia Bond Fund

Columbia Bond Fund	Class A		Class B		Class C		Class I		Class T
	Current	Proposed	Current	Proposed	Current	Proposed	Current	Proposed	Current	Proposed
Management Fees[1]	0.76%	0.50%	0.76%	0.50%	0.76%	0.50%	0.76%	0.50%	0.76%	0.50%
Distribution and/or Service (Rule 12b-1) Fees	0.25%	0.25%	1.00%	1.00%	1.00%	1.00%	0.00%	0.00%	0.00%	0.00%
Other Expenses[2]	0.11%	0.11%	0.11%	0.11%	0.11%	0.11%	0.05%	0.05%	0.26%[3]	0.26%[3]
Total Annual Fund Operating Expenses	1.12%	0.86%	1.87%	1.61%	1.87%	1.61%	0.81%	0.55%	1.02%	0.76%
Fee Waivers and/or Reimbursements[4]	(0.32)%	(0.06)%	(0.32)%	(0.06)%	(0.32)%	(0.06)%	(0.30)%	(0.04)%	(0.32)%	(0.06)%
Total Annual Fund Operating Expenses after Fee Waivers and/or Reimbursements	0.80%	0.80%	1.55%	1.55%	1.55%	1.55%	0.51%	0.51%	0.70%	0.70%

Columbia Bond Fund	Class W		Class Y		Class Z
	Current	Proposed	Current	Proposed	Current	Proposed
Management Fees[1]	0.76%	0.50%	0.76%	0.50%	0.76%	0.50%
Distribution and/or Service (Rule 12b-1) Fees	0.25%	0.25%	0.00%	0.00%	0.00%	0.00%
Other Expenses[2]	0.11%	0.11%	0.05%	0.05%	0.11%	0.11%
Total Annual Fund Operating Expenses	1.12%	0.86%	0.81%	0.55%	0.87%	0.61%
Fee Waivers and/or Reimbursements[4]	(0.32)%	(0.06)%	(0.26)%	(0.04)%	(0.32)%	(0.06)%
Total Annual Fund Operating Expenses after Fee Waivers and/or Reimbursements	0.80%	0.80%	0.55%	0.51%	0.55%	0.55%

[1]

Current management fees are composed of an investment advisory fee of 0.61% and an administrative fee of 0.15%. Proposed management fees are composed of an investment advisory fee of 0.43% and an administrative fee of 0.07%.

[2]

Other expenses have been adjusted to reflect changes in contractual transfer agent fee rates effective September 4, 2010 and other changes to contractual fee rates expected to be effective in the second quarter of 2011.

[3]

The Fund may pay shareholder service fees of up to a maximum of 0.40% of the Fund’s average daily net assets attributable to Class T shares (comprised of up to 0.20% for shareholder liaison services and up to 0.20% for administrative support services). The Fund currently limits such fees to an aggregate annual rate of not more than 0.15% of the Fund’s average daily net assets attributable to Class T shares for shareholder liaison services and administrative support services, which are included in other expenses.

[4]

Columbia Management has contractually agreed to waive fees and/or reimburse a portion of the Fund’s expenses so that total annual Fund operating expenses (excluding the expenses described above) from March 1, 2011 to July 31, 2012 do not exceed the following percentages of average daily net assets on an annualized basis: 0.80% for Class A, 1.55% for Class B, 1.55% for Class C, 0.51% for Class I, 0.70% for Class T, 0.80% for Class W, 0.55% for Class Y and 0.55% for Class Z. The current and proposed fee tables reflect this future waiver/reimbursement arrangement.

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Since the waivers and/or reimbursements shown in the table above expire on July 31, 2012, they are only reflected in the 1 year example and for a 1 year period in each of the 3, 5 and 10 year examples. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Columbia Bond Fund		1 year	3 years	5 years	10 years
Class A	Current	$652	$881	$1,127	$1,833
	Proposed	$652	$828	$1,019	$1,570
Class B	Current
	Did not sell your shares	$158	$557	$981	$1,968
	Sold your shares at end of period	$658	$857	$1,181	$1,968
	Proposed
	Did not sell your shares	$158	$502	$870	$1,705
	Sold your shares at end of period	$658	$802	$1,070	$1,705
Class C	Current
	Did not sell your shares	$158	$557	$981	$2,164
	Sold your shares at end of period	$258	$557	$981	$2,164
	Proposed
	Did not sell your shares	$158	$502	$870	$1,906
	Sold your shares at end of period	$258	$502	$870	$1,906
Class I	Current	$52	$229	$420	$974
	Proposed	$52	$172	$303	$685
Class T	Current	$72	$293	$532	$1,219
	Proposed	$72	$237	$416	$937
Class W	Current	$82	$324	$586	$1,335
	Proposed	$82	$268	$471	$1,055
Class Y	Current	$52	$229	$420	$974
	Proposed	$52	$172	$303	$685
Class Z	Current	$56	$246	$451	$1,043
	Proposed	$56	$189	$334	$756

Columbia Contrarian Core Fund

Columbia Contrarian Core Fund	Class A		Class B		Class C		Class I		Class R
	Current	Proposed	Current	Proposed	Current	Proposed	Current	Proposed	Current	Proposed
Management Fees[1]	0.76%	0.77%	0.76%	0.77%	0.76%	0.77%	0.76%	0.77%	0.76%	0.77%
Distribution and/or Service (Rule 12b-1) Fees	0.25%	0.25%	1.00%	1.00%	1.00%	1.00%	0.00%	0.00%	0.50%	0.50%
Other Expenses[2]	0.17%	0.17%	0.17%	0.17%	0.17%	0.17%	0.08%	0.08%	0.17%	0.17%
Total Annual Fund Operating Expenses	1.18%	1.19%	1.93%	1.94%	1.93%	1.94%	0.84%	0.85%	1.43%	1.44%
Fee Waivers and/or Reimbursements[4]	(0.02)%	(0.03)%	(0.02)%	(0.03)%	(0.02)%	(0.03)%	0.00%	(0.01)%	(0.02)%	(0.03)%
Total Annual Fund Operating Expenses after Fee Waivers and/or Reimbursements	1.16%	1.16%	1.91%	1.91%	1.91%	1.91%	0.84%	0.84%	1.41%	1.41%

Columbia Contrarian Core Fund	Class T		Class W		Class Z
	Current	Proposed	Current	Proposed	Current	Proposed
Management Fees[1]	0.76%	0.77%	0.76%	0.77%	0.76%	0.77%
Distribution and/or Service (Rule 12b-1) Fees	0.00%	0.00%	0.25%	0.25%	0.00%	0.00%
Other Expenses[2]	0.47%[3]	0.47%[3]	0.17%	0.17%	0.17%	0.17%
Total Annual Fund Operating Expenses	1.23%	1.24%	1.18%	1.19%	0.93%	0.94%
Fee Waivers and/or Reimbursements[4]	(0.02)%	(0.03)%	(0.02)%	(0.03)%	(0.02)%	(0.03)%
Total Annual Fund Operating Expenses after Fee Waivers and/or Reimbursements	1.21%	1.21%	1.16%	1.16%	0.91%	0.91%

[1]

Current management fees are composed of an investment advisory fee of 0.69% and an administrative fee of 0.067%. Proposed management fees are composed of an investment advisory fee of 0.71% and an administrative fee of 0.06%.

[2]

Other expenses have been adjusted to reflect changes in contractual transfer agent fee rates effective September 4, 2010 and other changes to contractual fee rates expected to be effective in the second quarter of 2011.

[3]

The Fund has adopted a shareholder services plan that permits it to pay for certain services provided to Class T shareholders by their selling and/or servicing agents. The Fund may pay shareholder servicing fees up to an aggregate annual rate of 0.50% of the Fund’s average daily net assets attributable to Class T share (comprised of an annual rate of up to 0.25% for the shareholder liaison services and up to 0.25% for administrative support services.) The Fund currently limits such fees to an aggregate annual rate of not more than 0.30% of the Fund’s average daily net asset attributable to Class T shares for shareholder liaison services and administrative support services, which are included in other expenses.

[4]

Columbia Management has contractually agreed to waive fees and/or reimburse a portion of the Fund’s expenses so that total annual Fund operating expenses (excluding the expenses described above) from March 1, 2011 to January 31, 2013 do not exceed the following percentages of average daily net assets on an annualized basis: 1.16% for Class A, 1.91% for Class B, 1.91% for Class C, 0.84% for Class I, 1.41% for Class R, 1.21% for Class T, 1.16% for Class W and 0.91% for Class Z. The current and proposed fee tables reflect this future waiver/reimbursement arrangement.

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Since the waivers and/or reimbursements shown in the table above expire on January 31, 2013, they are only reflected in the 1 year example and for a 1 year period in each of the 3, 5 and 10 year examples. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Columbia Contrarian Core Fund		1 year	3 years	5 years	10 years
Class A	Current	$686	$926	$1,185	$1,923
	Proposed	$686	$928	$1,189	$1,933
Class B	Current
	Did not sell your shares	$194	$604	$1,040	$2,052
	Sold your shares at end of period	$694	$904	$1,240	$2,052
	Proposed
	Did not sell your shares	$194	$606	$1,044	$2,059
	Sold your shares at end of period	$694	$906	$1,244	$2,059
Class C	Current
	Did not sell your shares	$194	$604	$1,040	$2,252
	Sold your shares at end of period	$294	$604	$1,040	$2,252
	Proposed
	Did not sell your shares	$194	$606	$1,044	$2,262
	Sold your shares at end of period	$294	$606	$1,044	$2,262
Class I	Current	$86	$268	$466	$1,037
	Proposed	$86	$270	$470	$1,048
Class R	Current	$144	$450	$780	$1,711
	Proposed	$144	$453	$784	$1,722
Class R4	Current	$116	$362	$628	$1,386
	Proposed	$116	$364	$632	$1,397
Class T	Current	$691	$941	$1,210	$1,976
	Proposed	$691	$943	$1,214	$1,986
Class W	Current	$118	$373	$647	$1,430
	Proposed	$118	$375	$651	$1,441
Class Z	Current	$93	$294	$513	$1,141
	Proposed	$93	$297	$517	$1,152

Columbia Corporate Income Fund

Columbia Corporate Income Fund	Class A		Class B		Class C		Class I		Class W
	Current	Proposed	Current	Proposed	Current	Proposed	Current	Proposed	Current	Proposed
Management Fees[1]	0.55%	0.50%	0.55%	0.50%	0.55%	0.50%	0.55%	0.50%	0.55%	0.50%
Distribution and/or Service (Rule 12b-1) Fees	0.25%	0.25%	1.00%	1.00%	1.00%	1.00%	0.00%	0.00%	0.25%	0.25%
Other Expenses[2]	0.12%	0.17%	0.12%	0.17%	0.12%	0.17%	0.06%	0.06%	0.12%	0.17%
Total Annual Fund Operating Expenses[3]	0.92%	0.92%	1.67%	1.67%	1.67%	1.67%	0.61%	0.56%	0.92%	0.92%

Columbia Corporate Income Fund	Class Z
	Current	Proposed
Management Fees[1]	0.55%	0.50%
Distribution and/or Service (Rule 12b-1) Fees	0.00%	0.00%
Other Expenses[2]	0.12%	0.17%
Total Annual Fund Operating Expenses[3]	0.67%	0.67%

[1]

Current management fees are composed of an investment advisory fee of 0.42% and an administrative fee of 0.13%. Proposed management fees are composed of an investment advisory fee of 0.43% and an administrative fee of 0.07%.

[2]

Other expenses have been adjusted to reflect changes in contractual transfer agent fee rates effective September 4, 2010 and other changes to contractual fee rates expected to be effective in the second quarter of 2011.

[3]

Columbia Management has contractually agreed to reimburse a portion of the Fund’s expenses so that total annual Fund operating expenses (excluding the expenses described above) from July 1, 2011 to July 31, 2012 do not exceed to the following percentages of average daily net assets on an annualized basis: 0.92% for Class A, 1.67% for Class B, 1.67% for Class C, 0.62% for Class I, 0.92% for Class W and 0.67% for Class Z.

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Columbia Corporate Income Fund		1 year	3 years	5 years	10 years
Class A	Current	$564	$754	$960	$1,553
	Proposed	$564	$754	$960	$1,553
Class B	Current
	Did not sell your shares	$170	$526	$907	$1,777
	Sold your shares at end of period	$670	$826	$1,107	$1,777
	Proposed
	Did not sell your shares	$170	$526	$907	$1,777
	Sold your shares at end of period	$670	$826	$1,107	$1,777
Class C	Current
	Did not sell your shares	$170	$526	$907	$1,976
	Sold your shares at end of period	$270	$526	$907	$1,976
	Proposed
	Did not sell your shares	$170	$526	$907	$1,976
	Sold your shares at end of period	$270	$526	$907	$1,976
Class I	Current	$62	$195	$340	$762
	Proposed	$57	$179	$313	$701
Class W	Current	$94	$293	$509	$1,131
	Proposed	$94	$293	$509	$1,131
Class Z	Current	$68	$214	$373	$835
	Proposed	$68	$214	$373	$835

Columbia Emerging Markets Fund

Columbia Emerging Markets Fund	Class A		Class C		Class I		Class R		Class W
	Current	Proposed	Current	Proposed	Current	Proposed	Current	Proposed	Current	Proposed
Management Fees[1]	1.35%	1.35%	1.35%	1.35%	1.35%	1.35%	1.35%	1.35%	1.35%	1.35%
Distribution and/or Service (Rule 12b-1) Fees	0.25%	0.25%	1.00%	1.00%	0.00%	0.00%	0.50%	0.50%	0.25%	0.25%
Other Expenses[2]	0.22%	0.22%	0.22%	0.22%	0.12%	0.12%	0.22%	0.22%	0.22%	0.22%
Total Annual Fund Operating Expenses[3]	1.82%	1.82%	2.57%	2.57%	1.47%	1.47%	2.07%	2.07%	1.82%	1.82%

Columbia Emerging Markets Fund	Class Z
	Current	Proposed
Management Fees[1]	1.35%	1.35%
Distribution and/or Service (Rule 12b-1) Fees	0.00%	0.00%
Other Expenses[2]	0.22%	0.22%
Total Annual Fund Operating Expenses[3]	1.57%	1.57%

[1]

Current management fees are composed of an investment advisory fee of 1.15% and an administrative fee of 0.20%. Proposed management fees are composed of an investment advisory fee of 1.27% and an administrative fee of 0.08%.

[2]

Other expenses have been adjusted to reflect changes in contractual transfer agent fee rates effective September 4, 2010 and other changes to contractual fee rates expected to be effective in the second quarter of 2011.

[3]

Columbia Management has contractually agreed to waive fees and/or reimburse a portion of the Fund’s expenses so that total annual Fund operating expenses (excluding the expenses described above) from August 1, 2011 to July 31, 2012 do not exceed the following percentages of average daily net assets on an annualized basis: 1.95% for Class A, 2.70% for Class C, 1.62% for Class I, 2.20% for Class R, 1.95% for Class W and 1.70% for Class Z.

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Columbia Emerging Markets Fund		1 year	3 years	5 years	10 years
Class A	Current	$749	$1,115	$1,504	$2,589
	Proposed	$749	$1,115	$1,504	$2,589
Class C	Current
	Did not sell your shares	$260	$799	$1,365	$2,905
	Sold your shares at end of period	$360	$799	$1,365	$2,905
	Proposed
	Did not sell your shares	$260	$799	$1,365	$2,905
	Sold your shares at end of period	$360	$799	$1,365	$2,905
Class I	Current	$150	$465	$803	$1,757
	Proposed	$150	$465	$803	$1,757
Class R	Current	$210	$649	$1,114	$2,400
	Proposed	$210	$649	$1,114	$2,400
Class W	Current	$185	$573	$985	$2,137
	Proposed	$185	$573	$985	$2,137
Class Z	Current	$160	$496	$855	$1,867
	Proposed	$160	$496	$855	$1,867

Columbia Energy and Natural Resources Fund

Columbia Energy and Natural Resources Fund	Class A		Class B		Class C		Class I		Class R
	Current	Proposed	Current	Proposed	Current	Proposed	Current	Proposed	Current	Proposed
Management Fees[1]	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%
Distribution and/or Service (Rule 12b-1) Fees	0.25%	0.25%	1.00%	1.00%	1.00%	1.00%	0.00%	0.00%	0.50%	0.50%
Other Expenses[2]	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.07%	0.07%	0.25%	0.25%
Total Annual Fund Operating Expenses[3]	1.25%	1.25%	2.00%	2.00%	2.00%	2.00%	0.82%	0.82%	1.50%	1.50%

Columbia Energy and Natural Resources Fund	Class Z
	Current	Proposed
Management Fees[1]	0.75%	0.75%
Distribution and/or Service (Rule 12b-1) Fees	0.00%	0.00%
Other Expenses[2]	0.25%	0.25%
Total Annual Fund Operating Expenses[3]	1.00%	1.00%

[1]

Current management fees are composed of an investment advisory fee of 0.60% and an administrative fee of 0.15%. Proposed management fees are composed of an investment advisory fee of 0.69% and an administrative fee of 0.06%.

[2]

Other expenses have been adjusted to reflect changes in contractual transfer agent fee rates effective September 4, 2010 and other changes to contractual fee rates expected to be effective in the second quarter of 2011.

[3]

Columbia Management has contractually agreed to waive fees and/or reimburse a portion of the Fund’s expenses so that total annual Fund operating expenses (excluding the expenses described above) from August 1, 2011 to July 31, 2012 do not exceed the following percentages of average daily net assets on an annualized basis: 1.45% for Class A, 2.20% for Class B, 2.20% for Class C, 1.07% for Class I, 1.70% for Class R and 1.20% for Class Z.

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Columbia Energy and Natural Resources Fund		1 year	3 years	5 years	10 years
Class A	Current	$695	$949	$1,222	$1,999
	Proposed	$695	$949	$1,222	$1,999
Class B	Current
	Did not sell your shares	$203	$627	$1,078	$2,134
	Sold your shares at end of period	$703	$927	$1,278	$2,134
	Proposed
	Did not sell your shares	$203	$627	$1,078	$2,134
	Sold your shares at end of period	$703	$927	$1,278	$2,134
Class C	Current
	Did not sell your shares	$203	$627	$1,078	$2,327
	Sold your shares at end of period	$303	$627	$1,078	$2,327
	Proposed
	Did not sell your shares	$203	$627	$1,078	$2,327
	Sold your shares at end of period	$303	$627	$1,078	$2,327
Class I	Current	$84	$262	$455	$1,014
	Proposed	$84	$262	$455	$1,014
Class R	Current	$153	$474	$818	$1,791
	Proposed	$153	$474	$818	$1,791
Class W	Current	$203	$627	$1,078	$2,327
	Proposed	$203	$627	$1,078	$2,327
Class Z	Current	$102	$318	$552	$1,225
	Proposed	$102	$318	$552	$1,225

Columbia High Yield Municipal Fund

Columbia High Yield Municipal Fund	Class A		Class B		Class C		Class Z
	Current	Proposed	Current	Proposed	Current	Proposed	Current	Proposed
Management Fees[1]	0.52%	0.54%	0.52%	0.54%	0.52%	0.54%	0.52%	0.54%
Distribution and/or Service (Rule 12b-1) Fees[2]	0.20%	0.20%	0.95%	0.95%	0.95%	0.95%	0.00%	0.00%
Other Expenses[3]	0.13%	0.11%	0.13%	0.11%	0.13%	0.11%	0.13%	0.11%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses[4]	0.86%	0.86%	1.61%	1.61%	1.61%	1.61%	0.66%	0.66%

[1]

Current management fees are composed of an investment advisory fee of 0.41% and an administrative fee of 0.11%. Proposed management fees are composed of an investment advisory fee of 0.47% and an administrative fee of 0.07%.

[2]	The Distributor has voluntarily agreed to waive a portion of the distribution fee for Class C shares so that the combined distribution and service fees do not exceed 0.80%
[3]

Other expenses have been adjusted to reflect changes in contractual transfer agent fee rates effective September 4, 2010 and other changes to contractual fee rates expected to be effective in the second quarter of 2011.

[4]

Columbia Management has contractually agreed to waive fees and/or reimburse a portion of the Fund’s expenses so that total annual Fund operating expenses (excluding the expenses described above) from November 1, 2011 to October 31, 2012 do not exceed the following percentages of average daily net assets on an annualized basis: 0.85% for Class A, 1.60% for Class B, 1.60% for Class C and 0.65% for Class Z.

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Columbia High Yield Municipal Fund		1 year	3 years	5 years	10 years
Class A	Current	$658	$834	$1,024	$1,575
	Proposed	$658	$834	$1,024	$1,575
Class B	Current
	Did not sell your shares	$164	$508	$876	$1,710
	Sold your shares at end of period	$664	$808	$1,076	$1,710
	Proposed
	Did not sell your shares	$164	$508	$876	$1,710
	Sold your shares at end of period	$664	$808	$1,076	$1,710
Class C	Current
	Did not sell your shares	$164	$508	$876	$1,911
	Sold your shares at end of period	$264	$508	$876	$1,911
	Proposed
	Did not sell your shares	$164	$508	$876	$1,911
	Sold your shares at end of period	$264	$508	$876	$1,911
Class Z	Current	$67	$211	$368	$822
	Proposed	$67	$211	$368	$822

Columbia High Yield Opportunity Fund

Columbia High Yield Opportunity Fund	Class A		Class B		Class C		Class Z
	Current	Proposed	Current	Proposed	Current	Proposed	Current	Proposed
Management Fees[1]	0.60%	0.66%	0.60%	0.66%	0.60%	0.66%	0.60%	0.66%
Distribution and/or Service (Rule 12b-1) Fees	0.25%	0.25%	1.00%	1.00%	1.00%	1.00%	0.00%	0.00%
Other Expenses[2]	0.26%	0.21%	0.26%	0.21%	0.26%	0.21%	0.26%	0.21%
Total Annual Fund Operating Expenses[3]	1.11%	1.12%	1.86%	1.87%	1.86%	1.87%	0.86%	0.87%

[1]

Current management fees are composed of an investment advisory fee of 0.60% and an administrative fee of 0.00%. Proposed management fees are composed of an investment advisory fee of 0.59% and an administrative fee of 0.07%.

[2]

Other expenses have been adjusted to reflect changes in contractual transfer agent fee rates effective September 4, 2010 and other changes to contractual fee rates expected to be effective in the second quarter of 2011.

[3]

Columbia Management has contractually agreed to waive fees and/or reimburse a portion of the Fund’s expenses so that total annual Fund operating expenses (excluding the expenses described above) from July 1, 2011 to September 30, 2012 do not exceed the following percentages of average daily net assets on an annualized basis: 1.12% for Class A, 1.87% for Class B, 1.87% for Class C and 0.87% for Class Z.

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Columbia High Yield Opportunity Fund		1 year	3 years	5 years	10 years
Class A	Current	$583	$811	$1,058	$1,762
	Proposed	$584	$814	$1,063	$1,773
Class B	Current
	Did not sell your shares	$189	$585	$1,006	$1,984
	Sold your shares at end of period	$689	$885	$1,206	$1,984
	Proposed
	Did not sell your shares	$190	$588	$1,011	$1,995
	Sold your shares at end of period	$690	$888	$1,211	$1,995
Class C	Current
	Did not sell your shares	$189	$585	$1,006	$2,180
	Sold your shares at end of period	$289	$585	$1,006	$2,180
	Proposed
	Did not sell your shares	$190	$588	$1,011	$2,190
	Sold your shares at end of period	$290	$588	$1,011	$2,190
Class Z	Current	$88	$274	$477	$1,061
	Proposed	$89	$278	$482	$1,073

Columbia Intermediate Bond Fund

Columbia Intermediate Bond Fund	Class A		Class B		Class C		Class I		Class R
	Current	Proposed	Current	Proposed	Current	Proposed	Current	Proposed	Current	Proposed
Management Fees[1]	0.47%	0.49%	0.47%	0.49%	0.47%	0.49%	0.47%	0.49%	0.47%	0.49%
Distribution and/or Service (Rule 12b-1) Fees	0.25%	0.25%	1.00%	1.00%	1.00%	1.00%	0.00%	0.00%	0.50%	0.50%
Other Expenses[2]	0.12%	0.12%	0.12%	0.12%	0.12%	0.12%	0.03%	0.03%	0.12%	0.12%
Total Annual Fund Operating Expenses	0.84%	0.86%	1.59%	1.61%	1.59%	1.61%	0.50%	0.52%	1.09%	1.11%
Fee Waivers and/or Reimbursements[3]	0.00%	(0.02)%	0.00%	(0.02)%	0.00%	(0.02)%	0.00%	0.00%	0.00%	(0.02)%
Total Annual Fund Operating Expenses after Fee Waivers and/or Reimbursements	0.84%	0.84%	1.59%	1.59%	1.59%	1.59%	0.50%	0.52%	1.09%	1.09%

Columbia Intermediate Bond Fund	Class W		Class Z
	Current	Proposed	Current	Proposed
Management Fees[1]	0.47%	0.49%	0.47%	0.49%
Distribution and/or Service (Rule 12b-1) Fees	0.25%	0.25%	0.00%	0.00%
Other Expenses[2]	0.12%	0.12%	0.12%	0.12%
Total Annual Fund Operating Expenses	0.84%	0.86%	0.59%	0.61%
Fee Waivers and/or Reimbursements[3]	0.00%	(0.02)%	0.00%	(0.02)%
Total Annual Fund Operating Expenses after the Fee Waivers and/or Reimbursements	0.84%	0.84%	0.59%	0.59%

[1]

Current management fees are composed of an investment advisory fee of 0.32% and an administrative fee of 0.15%. Proposed management fees are composed of an investment advisory fee of 0.42% and an administrative fee of 0.07%.

[2]

Other expenses have been adjusted to reflect changes in contractual transfer agent fee rates effective September 4, 2010 and other changes to contractual fee rates expected to be effective in the second quarter of 2011.

[3]

Columbia Management has contractually agreed to waive fees and/or reimburse a portion of the Fund’s expenses so that total annual Fund operating expenses (excluding the expenses described above) from March 1, 2011 to July 31, 2012 do not exceed the following percentages of average daily net assets on an annualized basis: 0.84% for Class A, 1.59% for Class B, 1.59% for Class C, 0.52% for Class I, 1.09% for Class R, 0.84% for Class W and 0.59% for Class Z. The current and proposed fee tables reflect the future waiver/reimbursement arrangement.

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Since the waivers and/or reimbursements shown in the table above expire on July 31, 2012, they are only reflected in the 1 year example and for a 1 year period in each of the 3, 5 and 10 year examples. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Columbia Intermediate Bond Fund		1 year	3 years	5 years	10 years
Class A	Current	$408	$584	$776	$1,328
	Proposed	$408	$589	$784	$1,350
Class B	Current
	Did not sell your shares	$162	$502	$866	$1,688
	Sold your shares at end of period	$462	$702	$866	$1,688
	Proposed
	Did not sell your shares	$162	$506	$874	$1,708
	Sold your shares at end of period	$462	$706	$874	$1,708
Class C	Current
	Did not sell your shares	$162	$502	$866	$1,889
	Sold your shares at end of period	$262	$502	$866	$1,889
	Proposed
	Did not sell your shares	$162	$506	$874	$1,909
	Sold your shares at end of period	$262	$506	$874	$1,909
Class I	Current	$51	$160	$280	$628
	Proposed	$53	$167	$291	$653
Class R	Current	$111	$347	$601	$1,329
	Proposed	$111	$351	$610	$1,350
Class W	Current	$86	$268	$466	$1,037
	Proposed	$86	$272	$475	$1,059
Class Z	Current	$60	$189	$329	$738
	Proposed	$60	$193	$338	$760

Columbia Intermediate Municipal Bond Fund

Columbia Intermediate Municipal Bond Fund	Class A		Class B		Class C		Class T		Class Z
	Current	Proposed	Current	Proposed	Current	Proposed	Current	Proposed	Current	Proposed
Management Fees[1]	0.48%	0.45%	0.48%	0.45%	0.48%	0.45%	0.48%	0.45%	0.48%	0.45%
Distribution and/or Service (Rule 12b-1) Fees	0.20%	0.20%	0.85%	0.85%	0.85%[2]	0.85%[2]	0.00%	0.00%	0.00%	0.00%
Other Expenses[3]	0.06%	0.09%	0.06%	0.09%	0.06%	0.09%	0.21%[4]	0.24%[4]	0.06%	0.09%
Total Annual Fund Operating Expenses[5]	0.74%	0.74%	1.39%	1.39%	1.39%	1.39%	0.69%	0.69%	0.54%	0.54%

[1]

Current management fees are composed of an investment advisory fee of 0.41% and an administrative fee of 0.07%. Proposed management fees are composed of an investment advisory fee of 0.39% and an administrative fee of 0.06%.

[2]

The distributor has voluntarily agreed to waive a portion of the Class C Distribution fee so that the combined distribution and service fees do not exceed 0.40% of Class C’s average net assets. This arrangement may be revised or discontinued at any time.

[3]

Other expenses have been adjusted to reflect changes in contractual transfer agent fee rates effective September 4, 2010 and other changes to contractual fee rates expected to be effective in the second quarter of 2011.

[4]

The Fund may pay shareholder service fees of up to a maximum of 0.40% of the Fund’s average daily net assets attributable to Class T shares (comprised of up to 0.20% for shareholder liaison services and up to 0.20% for administrative support services). The Fund currently limits such fees to an aggregate annual rate of not more than 0.15% of the Fund’s average daily net assets attributable to Class T shares for shareholder liaison services and administrative support services, which are included in other expenses.

[5]

Columbia Management has contractually agreed to waive fees and/or reimburse a portion of the Fund’s expenses so that total annual Fund operating expenses (excluding the expenses described above) from March 1, 2011 to February 28, 2012 do not exceed the following percentages of average daily net assets on an annualized basis: 0.74% for Class A, 1.39% for Class B, 1.39% for Class C, 0.69% for Class T and 0.54% for Class Z. The current and proposed fee tables reflect this future waiver/reimbursement arrangement.

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Since the waivers and/or reimbursements shown in the table above expire on February 28, 2012, they are only reflected in the 1 year example and for a 1 year period in each of the 3, 5 and 10 year examples. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Columbia Intermediate Municipal Bond Fund		1 year	3 years	5 years	10 years
Class A	Current	$398	$554	$723	$1,214
	Proposed	$398	$554	$723	$1,214
Class B	Current
	Did not sell your shares	$142	$440	$761	$1,491
	Sold your shares at end of period	$442	$640	$761	$1,491
	Proposed
	Did not sell your shares	$142	$440	$761	$1,491
	Sold your shares at end of period	$442	$640	$761	$1,491
Class C	Current
	Did not sell your shares	$142	$440	$761	$1,669
	Sold your shares at end of period	$242	$440	$761	$1,669
	Proposed
	Did not sell your shares	$142	$440	$761	$1,669
	Sold your shares at end of period	$242	$440	$761	$1,669
Class T	Current	$542	$685	$841	$1,293
	Proposed	$542	$685	$841	$1,293
Class Z	Current	$55	$173	$302	$677
	Proposed	$55	$173	$302	$677

Columbia International Bond Fund

Columbia International Bond Fund	Class A		Class C		Class I		Class Z
	Current	Proposed	Current	Proposed	Current	Proposed	Current	Proposed
Management Fees[1]	0.60%	0.65%	0.60%	0.65%	0.60%	0.65%	0.60%	0.65%
Distribution and/or Service (Rule 12b-1) Fees	0.25%	0.25%	1.00%	1.00%	0.00%	0.00%	0.00%	0.00%
Other Expenses[2]	0.91%	0.91%	0.91%	0.91%	0.89%	0.89%	0.91%	0.91%
Total Annual Fund Operating Expenses	1.76%	1.81%	2.51%	2.56%	1.49%	1.54%	1.51%	1.56%
Fee Waivers and/or Reimbursements	(0.66)%	(0.71)%	(0.66)%	(0.71)%	(0.65)%	(0.70)%	(0.66)%	(0.71)%
Total Annual Fund Operating Expenses after the Fee Waivers and/or Reimbursements[3]	1.10%	1.10%	1.85%	1.85%	0.84%	0.84%	0.85%	0.85%

[1]

Current management fees are composed of an investment advisory fee of 0.55% and an administrative fee of 0.05%. Proposed management fees are composed of an investment advisory fee of 0.57% and an administrative fee of 0.08%.

[2]

Other expenses have been adjusted to reflect changes in contractual transfer agent fee rates effective September 4, 2010 and other changes to contractual fee rates expected to be effective in the second quarter of 2011.

[3]

Columbia Management has contractually agreed to waive fees and/or reimburse a portion of the Fund’s expenses so that total annual Fund operating expenses (excluding the expenses described above) from July 1, 2011 to September 30, 2012 do not exceed the following percentages of average daily net assets on an annualized basis: 1.10% for Class A, 1.85% for Class C, 0.84% for Class I and 0.85% for Class Z. The current and proposed fee tables reflect this future waiver/reimbursement arrangement.

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Since the waivers and/or reimbursements shown in the table above expire on September 30, 2012, they are only reflected in the 1 year example and for a 1 year period in each of the 3, 5 and 10 year examples. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Columbia International Bond Fund		1 year	3 years	5 years	10 years
Class A	Current	$582	$942	$1,325	$2,398
	Proposed	$582	$952	$1,345	$2,445
Class C	Current
	Did not sell your shares	$188	$719	$1,276	$2,796
	Sold your shares at end of period	$288	$719	$1,276	$2,796
	Proposed
	Did not sell your shares	$188	$729	$1,297	$2,842
	Sold your shares at end of period	$288	$729	$1,297	$2,842
Class I	Current	$86	$407	$751	$1,724
	Proposed	$86	$418	$773	$1,775
Class Z	Current	$87	$412	$761	$1,745
	Proposed	$87	$423	$783	$1,796

Columbia Large Cap Growth Fund

Columbia Large Cap Growth Fund	Class A		Class B		Class C		Class E		Class F
	Current	Proposed	Current	Proposed	Current	Proposed	Current	Proposed	Current	Proposed
Management Fees[1]	0.57%	0.73%	0.57%	0.73%	0.57%	0.73%	0.57%	0.73%	0.57%	0.73%
Distribution and/or Service (Rule 12b-1) Fees	0.25%	0.25%	1.00%	1.00%	1.00%	1.00%	0.35%	0.35%	1.00%	1.00%
Other Expenses[2]	0.23%	0.23%	0.23%	0.23%	0.23%	0.23%	0.23%	0.23%	0.23%	0.23%
Total Annual Fund Operating Expenses[4]	1.05%	1.21%	1.80%	1.96%	1.80%	1.96%	1.15%	1.31%	1.80%	1.96%

Columbia Large Cap Growth Fund	Class I		Class R		Class T		Class W		Class Y
	Current	Current	Current	Proposed	Current	Proposed	Current	Proposed	Current	Proposed
Management Fees[1]	0.57%	0.73%	0.57%	0.73%	0.57%	0.73%	0.57%	0.73%	0.57%	0.73%
Distribution and/or Service (Rule 12b-1) Fees	0.00%	0.00%	0.50%	0.50%	0.00%	0.00%	0.25%	0.25%	0.00%	0.00%
Other Expenses[2]	0.06%	0.06%	0.23%	0.23%	0.53%[3]	0.53%[3]	0.23%	0.23%	0.06%	0.04%
Total Annual Fund Operating Expenses[4]	0.63%	0.79%	1.30%	1.46%	1.10%	1.26%	1.05%	1.21%	0.63%	0.77%

Columbia Large Cap Growth Fund	Class Z
	Current	Proposed
Management Fees[1]	0.57%	0.73%
Distribution and/or Service (Rule 12b-1) Fees	0.00%	0.00%
Other Expenses[2]	0.23%	0.23%
Total Annual Fund Operating Expenses[4]	0.80%	0.96%

[1]

Current management fees are composed of an investment advisory fee of 0.52% and an administrative fee of 0.05%. Proposed management fees are composed of an investment advisory fee of 0.67% and an administrative fee of 0.06%.

[2]

Other expenses have been adjusted to reflect changes in contractual transfer agent fee rates effective September 4, 2010 and other changes to contractual fee rates expected to be effective in the second quarter of 2011.

[3]

The Fund has adopted a shareholder services plan that permits it to pay for certain services provided to Class T shareholders by their selling and/or servicing agents. The Fund may pay shareholder servicing fees up to an aggregate annual rate of 0.50% of the Fund’s average daily net assets attributable to Class T share (comprised of an annual rate of up to 0.25% for the shareholder liaison services and up to 0.25% for administrative support services.) The Fund currently limits such fees to an aggregate annual rate of not more than 0.30% of the Fund’s average daily net asset attributable to Class T shares for shareholder liaison services and administrative support services, which are included in other expenses

[4]

Columbia Management has contractually agreed to waive fees and/or reimburse a portion of the Fund’s expenses so that total annual Fund operating expenses (excluding the expenses described above) from April 30, 2011 to January 31, 2013 do not exceed the following percentages of average daily net assets on an annualized basis: 1.25% for Class A, 2.00% for Class B, 2.00% for Class C, 1.35% for Class E, 2.00% for Class F, 0.87% for Class I, 1.50% for Class R, 1.30% for Class T, 1.25% for Class W, 1.00% for Class Y and 1.00% for Class Z.

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Columbia Large Cap Growth Fund		1 year	3 years	5 years	10 years
Class A	Current	$676	$890	$1,121	$1,784
	Proposed	$691	$937	$1,202	$1,957
Class B	Current
	Did not sell your shares	$183	$566	$975	$1,919
	Sold your shares at end of period	$683	$866	$1,175	$1,919
	Proposed
	Did not sell your shares	$199	$615	$1,057	$2,091
	Sold your shares at end of period	$699	$915	$1,257	$2,091
Class C	Current
	Did not sell your shares	$183	$566	$975	$2,116
	Sold your shares at end of period	$283	$566	$975	$2,116
	Proposed
	Did not sell your shares	$199	$615	$1,057	$2,285
	Sold your shares at end of period	$299	$615	$1,057	$2,285
Class E	Current	$562	$799	$1,054	$1,785
	Proposed	$577	$847	$1,136	$1,958
Class F	Current
	Did not sell your shares	$183	$666	$975	$1,945
	Sold your shares at end of period	$683	$866	$1,175	$1,945
	Proposed
	Did not sell your shares	$199	$615	$1,057	$2,117
	Sold your shares at end of period	$699	$915	$1,257	$2,117
Class I	Current	$64	$202	$351	$786
	Proposed	$81	$252	$439	$978
Class R	Current	$132	$412	$713	$1,568
	Proposed	$149	$462	$797	$1,746
Class T	Current	$681	$905	$1,146	$1,838
	Proposed	$696	$952	$1,227	$2,010
Class W	Current	$107	$334	$579	$1,283
	Proposed	$123	$384	$665	$1,466
Class Y	Current	$64	$202	$351	$786
	Proposed	$79	$246	$428	$954
Class Z	Current	$82	$255	$444	$990
	Proposed	$98	$306	$531	$1,178

Columbia Pacific/Asia Fund

Columbia Pacific/Asia Fund	Class A		Class C		Class I		Class Z
	Current	Proposed	Current	Proposed	Current	Proposed	Current	Proposed
Management Fees[1]	0.95%	0.95%	0.95%	0.95%	0.95%	0.95%	0.95%	0.95%
Distribution and/or Service (Rule 12b-1) Fees	0.25%	0.25%	1.00%	1.00%	0.00%	0.00%	0.00%	0.00%
Other Expenses[2]	0.78%	0.78%	0.78%	0.78%	0.70%	0.70%	0.78%	0.78%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.99%	1.99%	2.74%	2.74%	1.66%	1.66%	1.74%	1.74%
Fee Waivers and/or Reimbursements[3]	(0.20)%	(0.20)%	(0.20)%	(0.20)%	(0.18)%	(0.18)%	(0.20)%	(0.20)%
Total Annual Fund Operating Expenses after the Fee Waivers and/or Reimbursements	1.79%	1.79%	2.54%	2.54%	1.48%	1.48%	1.54%	1.54%

[1]

Current management fees are composed of an investment advisory fee of 0.75% and an administrative fee of 0.20%. Proposed management fees are composed of an investment advisory fee of 0.87% and an administrative fee of 0.08%.

[2]

Other expenses have been adjusted to reflect changes in contractual transfer agent fee rates effective September 4, 2010 and other changes to contractual fee rates expected to be effective in the second quarter of 2011.

[3]

Columbia Management has contractually agreed to waive fees and/or reimburse a portion of the Fund’s expenses so that total annual Fund operating expenses (excluding the expenses described above) from August 1, 2011 to July 31, 2012 do not exceed the following percentages of average daily net assets on an annualized basis: 1.79% for Class A, 2.54% for Class C, 1.48% for Class I and 1.54% for Class Z. The current and proposed fee tables reflect this future waiver/reimbursement arrangement.

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Since the waivers and/or reimbursements shown in the table above expire on July 31, 2012, they are only reflected in the 1 year example and for a 1 year period in each of the 3, 5 and 10 year examples. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Columbia Pacific/Asia Fund		1 year	3 years	5 years	10 years
Class A	Current	$746	$1,145	$1,569	$2,743
	Proposed	$746	$1,145	$1,569	$2,743
Class C	Current
	Did not sell your shares	$257	$831	$1,432	$3,056
	Sold your shares at end of period	$357	$831	$1,432	$3,056
	Proposed
	Did not sell your shares	$257	$831	$1,432	$3,056
	Sold your shares at end of period	$357	$831	$1,432	$3,056
Class I	Current	$151	$506	$885	$1,950
	Proposed	$151	$506	$885	$1,950
Class Z	Current	$157	$529	$925	$2,035
	Proposed	$157	$529	$925	$2,035

Columbia Select Large Cap Growth Fund

Columbia Select Large Cap Growth Fund	Class A		Class C		Class I		Class R		Class W
	Current	Proposed	Current	Proposed	Current	Proposed	Current	Proposed	Current	Proposed
Management Fees[1]	0.82%	0.72%	0.82%	0.72%	0.82%	0.72%	0.82%	0.72%	0.82%	0.72%
Distribution and/or Service (Rule 12b-1) Fees	0.25%	0.25%	1.00%	1.00%	0.00%	0.00%	0.50%	0.50%	0.25%	0.25%
Other Expenses[2]	0.18%	0.25%	0.18%	0.25%	0.04%	0.04%	0.18%	0.25%	0.18%	0.25%
Total Annual Fund Operating Expenses[3]	1.25%	1.22%	2.00%	1.97%	0.86%	0.76%	1.50%	1.47%	1.25%	1.22%

Columbia Select Large Cap Growth Fund	Class Z
	Current	Proposed
Management Fees[1]	0.82%	0.72%
Distribution and/or Service (Rule 12b-1) Fees	0.00%	0.00%
Other Expenses[2]	0.18%	0.25%
Total Annual Fund Operating Expenses[3]	1.00%	0.97%

[1]

Current management fees are composed of an investment advisory fee of 0.67% and an administrative fee of 0.15%. Proposed management fees are composed of an investment advisory fee of 0.66% and an administrative fee of 0.06%.

[2]

Other expenses have been adjusted to reflect changes in contractual transfer agent fee rates effective September 4, 2010 and other changes to contractual fee rates expected to be effective in the second quarter of 2011.

[3]

Columbia Management has contractually agreed to waive fees and/or reimburse a portion of the Fund’s expenses so that total annual Fund operating expenses (excluding the expenses described above) from August 1, 2011 to July 31, 2012 do not exceed the following percentages of average daily net assets on an annualized basis: 1.25% for Class A, 2.00% for Class C, 0.84% for Class I, 1.50% for Class R, 1.25% for Class W and 1.00% for Class Z.

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Columbia Select Large Cap Growth Fund		1 year	3 years	5 years	10 years
Class A	Current	$695	$949	$1,222	$1,999
	Proposed	$692	$940	$1,207	$1,967
Class C	Current
	Did not sell your shares	$203	$627	$1,078	$2,327
	Sold your shares at end of period	$303	$627	$1,078	$2,327
	Proposed
	Did not sell your shares	$200	$618	$1,062	$2,296
	Sold your shares at end of period	$300	$618	$1,062	$2,296
Class I	Current	$88	$274	$477	$1,061
	Proposed	$78	$243	$422	$942
Class R	Current	$153	$474	$818	$1,791
	Proposed	$150	$465	$803	$1,757
Class W	Current	$127	$397	$686	$1,511
	Proposed	$124	$387	$670	$1,477
Class Z	Current	$102	$318	$552	$1,225
	Proposed	$99	$309	$536	$1,190

Columbia Select Small Cap Fund

Columbia Select Small Cap Fund	Class A		Class C		Class R		Class Z
	Current	Proposed	Current	Proposed	Current	Proposed	Current	Proposed
Management Fees[1]	0.90%	0.87%	0.90%	0.87%	0.90%	0.87%	0.90%	0.87%
Distribution and/or Service (Rule 12b-1) Fees	0.25%	0.25%	1.00%	1.00%	0.50%	0.50%	0.00%	0.00%
Other Expenses[2]	0.20%	0.23%	0.20%	0.23%	0.20%	0.23%	0.20%	0.23%
Total Annual Fund Operating Expenses	1.35%	1.35%	2.10%	2.10%	1.60%	1.60%	1.10%	1.10%
Fee Waivers and/or Reimbursements	(0.01)%	(0.01)%	(0.01)%	(0.01)%	(0.01)%	(0.01)%	(0.01)%	(0.01)%
Total Annual Fund Operating Expenses after the Fee Waivers and/or Reimbursements[3]	1.34%	1.34%	2.09%	2.09%	1.59%	1.59%	1.09%	1.09%

[1]

Current management fees are composed of an investment advisory fee of 0.75% and an administrative fee of 0.15%. Proposed management fees are composed of an investment advisory fee of 0.79% and an administrative fee of 0.08%.

[2]

Other expenses have been adjusted to reflect changes in contractual transfer agent fee rates effective September 4, 2010 and other changes to contractual fee rates expected to be effective in the second quarter of 2011.

[3]

Columbia Management has contractually agreed to waive fees and/or reimburse a portion of the Fund’s expenses so that total annual Fund operating expenses (excluding the expenses described above) from August 1, 2011 to July 31, 2012 do not exceed the following percentages of average daily net assets on an annualized basis: 1.34% for Class A, 2.09% for Class C, 1.59% for Class R and 1.09% for Class Z. The current and proposed fee tables reflect this future waiver/reimbursement arrangement.

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Since the waivers and/or reimbursements shown in the table above expire on July 31, 2012, they are only reflected in the 1 year example and for a 1 year period in each of the 3, 5 and 10 year examples. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Columbia Select Small Cap Fund		1 year	3 years	5 years	10 years
Class A	Current	$704	$977	$1,271	$2,105
	Proposed	$704	$977	$1,271	$2,105
Class C	Current
	Did not sell your shares	$212	$657	$1,128	$2,430
	Sold your shares at end of period	$312	$657	$1,128	$2,430
	Proposed
	Did not sell your shares	$212	$657	$1,128	$2,430
	Sold your shares at end of period	$312	$657	$1,128	$2,430
Class R	Current	$162	$504	$870	$1,899
	Proposed	$162	$504	$870	$1,899
Class Z	Current	$111	$349	$605	$1,339
	Proposed	$111	$349	$605	$1,339

Columbia Small Cap Core Fund

Columbia Small Cap Core Fund	Class A		Class B		Class C		Class I		Class T
	Current	Proposed	Current	Proposed	Current	Proposed	Current	Proposed	Current	Proposed
Management Fees[1]	0.86%	0.86%	0.86%	0.86%	0.86%	0.86%	0.86%	0.86%	0.86%	0.86%
Distribution and/or Service (Rule 12b-1) Fees	0.25%[2]	0.25%[2]	1.00%	1.00%	1.00%	1.00%	0.00%	0.00%	0.00%	0.00%
Other Expenses[3]	0.23%	0.23%	0.23%	0.23%	0.23%	0.23%	0.05%	0.05%	0.53%[4]	0.53%[4]
Total Annual Fund Operating Expenses[5]	1.34%	1.34%	2.09%	2.09%	2.09%	2.09%	0.91%	0.91%	1.39%	1.39%

Columbia Small Cap Core Fund	Class W		Class Z
	Current	Proposed	Current	Proposed
Management Fees[1]	0.86%	0.86%	0.86%	0.86%
Distribution and/or Service (Rule 12b-1) Fees	0.25%	0.25%	0.00%	0.00%
Other Expenses[2]	0.23%	0.23%	0.23%	0.23%
Total Annual Fund Operating Expenses[5]	1.34%	1.34%	1.09%	1.09%

[1]

Current management fees include an investment advisory fee of 0.78% and an administrative fee of 0.08%. Proposed management fees include an investment advisory fee of 0.78% and an administrative fee of 0.08%.

[2]

The Fund may pay distribution and service fees up to a maximum of 0.35% of the Fund’s average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder liaison services), but limits such fees to an aggregate fee of not more than 0.25% for Class A shares.

[3]

Other expenses have been adjusted to reflect changes in contractual transfer agent fee rates effective September 4, 2010 and other changes to contractual fee rates expected to be effective in the second quarter of 2011.

[4]

The Fund has adopted a shareholder services plan that permits it to pay for certain services provided to Class T shareholders by their selling and/or servicing agents. The Fund may pay shareholder servicing fees up to an aggregate annual rate of 0.50% of the Fund’s average daily net assets attributable to Class T share (comprised of an annual rate of up to 0.25% for the shareholder liaison services and up to 0.25% for administrative support services.) The Fund currently limits such fees to an aggregate annual rate of not more than 0.30% of the Fund’s average daily net asset attributable to Class T shares for shareholder liaison services and administrative support services, which are included in other expenses.

[5]

Columbia Management has contractually agreed to waive fees and/or reimburse a portion of the Fund’s expenses so that total annual Fund operating expenses (excluding the expenses described above) from July 1, 2011 to January 31, 2013 do not exceed the following percentages of average daily net assets on an annualized basis: 1.36% for Class A, 2.11% for Class B and Class C, 0.98% for Class I, 1.41% for Class T, 1.36% for Class W and 1.11% for Class Z.

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Columbia Small Cap Core Fund		1 year	3 years	5 years	10 years
Class A	Current	$704	$975	$1,267	$2,095
	Proposed	$704	$975	$1,267	$2,095
Class B	Current
	Did not sell your shares	$212	$655	$1,124	$2,229
	Sold your shares at end of period	$712	$955	$1,324	$2,229
	Proposed
	Did not sell your shares	$212	$655	$1,124	$2,229
	Sold your shares at end of period	$712	$955	$1,324	$2,229
Class C	Current
	Did not sell your shares	$212	$655	$1,124	$2,421
	Sold your shares at end of period	$312	$655	$1,124	$2,421
	Proposed
	Did not sell your shares	$212	$655	$1,124	$2,421
	Sold your shares at end of period	$312	$655	$1,124	$2,421
Class I	Current	$93	$290	$504	$1,120
	Proposed	$93	$290	$504	$1,120
Class T	Current	$708	$990	$1,292	$2,148
	Proposed	$708	$990	$1,292	$2,148
Class W	Current	$136	$425	$734	$1,613
	Proposed	$136	$425	$734	$1,613
Class Z	Current	$111	$347	$601	$1,329
	Proposed	$111	$347	$601	$1,329

Columbia Strategic Income Fund

Columbia Strategic Income Fund	Class A		Class B		Class C		Class R		Class W
	Current	Proposed	Current	Proposed	Current	Proposed	Current	Proposed	Current	Proposed
Management Fees[1]	0.54%	0.58%	0.54%	0.58%	0.54%	0.58%	0.54%	0.58%	0.54%	0.58%
Distribution and/or Service (Rule 12b-1) Fees	0.25%	0.25%	1.00%	1.00%	1.00%	1.00%	0.50%	0.50%	0.25%	0.25%
Other Expenses[2]	0.20%	0.19%	0.20%	0.19%	0.20%	0.19%	0.20%	0.19%	0.20%	0.19%
Total Annual Fund Operating Expenses[3]	0.99%	1.02%	1.74%	1.77%	1.74%	1.77%	1.24%	1.27%	0.99%	1.02%

Columbia Strategic Income Fund	Class Z
	Current	Current
Management Fees[1]	0.54%	0.58%
Distribution and/or Service (Rule 12b-1) Fees	0.00%	0.00%
Other Expenses[2]	0.20%	0.19%
Total Annual Fund Operating Expenses[3]	0.74%	0.77%

[1]

Current management fees are composed of an investment advisory fee of 0.54% and an administrative fee of 0.00%. Proposed management fees are composed of an investment advisory fee of 0.52% and an administrative fee of 0.06%.

[2]

Other expenses have been adjusted to reflect changes in contractual transfer agent fee rates effective September 4, 2010 and other changes to contractual fee rates expected to be effective in the second quarter of 2011.

[3]

Columbia Management has contractually agreed to waive fees and/or reimburse a portion of the Fund’s expenses so that total annual Fund operating expenses (excluding the expenses described above) from April 30, 2011 to September 30, 2012 do not exceed the following percentages of average daily net assets on an annualized basis: 1.02%, for Class A 1.77% for Class B, 1.77% for Class C, 1.27% for Class R, 1.02% for Class W and 0.77% for Class Z.

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Columbia Strategic Income Fund		1 year	3 years	5 years	10 years
Class A	Current	$571	$775	$996	$1,630
	Proposed	$574	$784	$1,011	$1,664
Class B	Current
	Did not sell your shares	$177	$548	$944	$1,853
	Sold your shares at end of period	$677	$848	$1,144	$1,853
	Proposed
	Did not sell your shares	$180	$557	$959	$1,886
	Sold your shares at end of period	$680	$857	$1,159	$1,886
Class C	Current
	Did not sell your shares	$177	$548	$944	$2,052
	Sold your shares at end of period	$277	$548	$944	$2,052
	Proposed
	Did not sell your shares	$180	$557	$959	$2,084
	Sold your shares at end of period	$280	$557	$959	$2,084
Class R	Current	$126	$393	$681	$1,500
	Proposed	$129	$403	$697	$1,534
Class W	Current	$101	$315	$547	$1,213
	Proposed	$104	$325	$563	$1,248
Class Z	Current	$76	$237	$411	$918
	Proposed	$79	$246	$428	$954

Columbia Strategic Investor Fund

Columbia Strategic Investor Fund	Class A		Class B		Class C		Class I		Class R
	Current	Proposed	Current	Proposed	Current	Proposed	Current	Proposed	Current	Proposed
Management Fees[1]	0.73%	0.75%	0.73%	0.75%	0.73%	0.75%	0.73%	0.75%	0.73%	0.75%
Distribution and/or Service (Rule 12b-1) Fees	0.25%	0.25%	1.00%	1.00%	1.00%	1.00%	0.00%	0.00%	0.50%	0.50%
Other Expenses[2]	0.30%	0.30%	0.30%	0.30%	0.30%	0.30%	0.07%	0.07%	0.30%	0.30%
Total Annual Fund Operating Expenses	1.28%	1.30%	2.03%	2.05%	2.03%	2.05%	0.80%	0.82%	1.53%	1.55%
Fee Waivers and/or Reimbursements[3]	(0.02)%	(0.04)%	(0.02)%	(0.04)%	(0.02)%	(0.04)%	0.00%	0.00%	(0.02)%	(0.04)%
Total Annual Fund Operating Expenses after Fee Waivers and/or Reimbursements	1.26%	1.26%	2.01%	2.01%	2.01%	2.01%	0.80%	0.82%	1.51%	1.51%

Columbia Strategic Investor Fund	Class W		Class Y		Class Z
	Current	Proposed	Current	Proposed	Current	Proposed
Management Fees[1]	0.73%	0.75%	0.73%	0.75%	0.73%	0.75%
Distribution and/or Service (Rule 12b-1) Fees	0.25%	0.25%	0.00%	0.00%	0.00%	0.00%
Other Expenses[2]	0.30%	0.30%	0.07%	0.07%	0.30%	0.30%
Total Annual Fund Operating Expenses	1.28%	1.30%	0.80%	0.82%	1.03%	1.05%
Fee Waivers and/or Reimbursements[3]	(0.02)%	(0.04)%	0.00%	0.00%	(0.02)%	(0.04)%
Total Annual Fund Operating Expenses after Fee Waivers and/or Reimbursements	1.26%	1.26%	0.80%	0.82%	1.01%	1.01%

[1]

Current management fees are composed of an investment advisory fee of 0.58% and an administrative fee of 0.15%. Proposed management fees are composed of an investment advisory fee of 0.69% and an administrative fee of 0.06%.

[2]

Other expenses have been adjusted to reflect changes in contractual transfer agent fee rates effective September 4, 2010 and other changes to contractual fee rates expected to be effective in the second quarter of 2011.

[3]

Columbia Management has contractually agreed to waive fees and/or reimburse a portion of the Fund’s expenses so that total annual Fund operating expenses (excluding the expenses described above) from March 1, 2011 to December 31, 2012 do not exceed the following percentages of average daily net assets on an annualized basis: 1.26% for Class A, 2.01% for Class B, 2.01% for Class C, 0.83% for Class I, 1.51% for Class R, 1.26% for Class W, 1.01% for Class Y and 1.01% for Class Z. The current and proposed fee tables reflect this future waiver/reimbursement arrangement.

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Since the waivers and/or reimbursements shown in the table above expire on December 31, 2012, they are only reflected in the 1 year example and for a 1 year period in each of the 3, 5 and 10 year examples. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Columbia Strategic Investor Fund		1 year	3 years	5 years	10 years
Class A	Current	$696	$956	$1,235	$2,030
	Proposed	$696	$960	$1,243	$2,049
Class B	Current
	Did not sell your shares	$204	$635	$1,091	$2,164
	Sold your shares at end of period	$704	$935	$1,291	$2,164
	Proposed
	Did not sell your shares	$204	$639	$1,100	$2,184
	Sold your shares at end of period	$704	$939	$1,300	$2,184
Class C	Current
	Did not sell your shares	$204	$635	$1,091	$2,357
	Sold your shares at end of period	$304	$635	$1,091	$2,357
	Proposed
	Did not sell your shares	$204	$639	$1,100	$2,376
	Sold your shares at end of period	$304	$639	$1,100	$2,376
Class I	Current	$82	$255	$444	$990
	Proposed	$84	$262	$455	$1,014
Class R	Current	$154	$481	$832	$1,822
	Proposed	$154	$486	$841	$1,842
Class W	Current	$128	$404	$700	$1,543
	Proposed	$128	$408	$709	$1,564
Class Y	Current	$82	$255	$444	$990
	Proposed	$84	$262	$455	$1,014
Class Z	Current	$103	$326	$567	$1,258
	Proposed	$103	$330	$575	$1,279

Columbia Value and Restructuring Fund

Columbia Value and Restructuring Fund	Class A		Class C		Class I		Class R		Class W
	Current	Proposed	Current	Proposed	Current	Proposed	Current	Proposed	Current	Proposed
Management Fees[1]	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%
Distribution and/or Service (Rule 12b-1) Fees	0.25%	0.25%	1.00%	1.00%	0.00%	0.00%	0.50%	0.50%	0.25%	0.25%
Other Expenses[2]	0.21%	0.21%	0.21%	0.21%	0.04%	0.04%	0.21%	0.21%	0.21%	0.21%
Total Annual Fund Operating Expenses	1.21%	1.21%	1.96%	1.96%	0.79%	0.79%	1.46%	1.46%	1.21%	1.21%
Fee Waivers and/or Reimbursements[3]	(0.02)%	0.00%	(0.02)%	0.00%	0.00%	0.00%	(0.02)%	0.00%	(0.02)%	0.00%
Total Annual Fund Operating Expenses after Fee Waivers and/or Reimbursements	1.19%	1.21%	1.94%	1.96%	0.79%	0.79%	1.44%	1.46%	1.19%	1.21%

Columbia Value and Restructuring Fund	Class Z
	Current	Proposed
Management Fees[1]	0.75%	0.75%
Distribution and/or Service (Rule 12b-1) Fees	0.00%	0.00%
Other Expenses[2]	0.21%	0.21%
Total Annual Fund Operating Expenses	0.96%	0.96%
Fee Waivers and/or Reimbursements[3]	(0.02)%	0.00%
Total Annual Fund Operating Expenses after Fee Waivers and/or Reimbursements	0.94%	0.96%

[1]

Current management fees are composed of an investment advisory fee of 0.60% and an administrative fee of 0.15%. Proposed management fees are composed of an investment advisory fee of 0.69% and an administrative fee of 0.06%.

[2]

Other expenses have been adjusted to reflect changes in contractual transfer agent fee rates effective September 4, 2010 and other changes to contractual fee rates expected to be effective in the second quarter of 2011.

[3]

Columbia Management has contractually agreed to waive fees and/or reimburse a portion of the Fund’s expenses so that total annual Fund operating expenses (excluding the expenses described above) from August 1, 2011 to July 31, 2012 do not exceed the following percentages of average daily net assets on an annualized basis: 1.21% for Class A, 1.96% for Class C, 0.81% for Class I, 1.46% for Class R, 1.21% for Class W and 0.96% for Class Z. The current and proposed fee tables reflect this future waiver/reimbursement arrangement.

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Since the waivers and/or reimbursements shown in the table above expire on July 31, 2012, they are only reflected in the 1 year example and for a 1 year period in each of the 3, 5 and 10 year examples. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Columbia Value and Restructuring Fund		1 year	3 years	5 years	10 years
Class A	Current	$689	$935	$1,200	$1,955
	Proposed	$689	$935	$1,200	$1,955
Class C	Current
	Did not sell your shares	$197	$613	$1,055	$2,284
	Sold your shares at end of period	$297	$613	$1,055	$2,284
	Proposed
	Did not sell your shares	$197	$613	$1,055	$2,284
	Sold your shares at end of period	$297	$613	$1,055	$2,284
Class I	Current	$81	$252	$439	$978
	Proposed	$81	$252	$439	$978
Class R	Current	$147	$460	$796	$1,745
	Proposed	$147	$460	$796	$1,745
Class W	Current	$121	$382	$663	$1,464
	Proposed	$121	$382	$663	$1,464
Class Z	Current	$96	$304	$529	$1,176
	Proposed	$96	$304	$529	$1,176

APPENDIX D

Shares Outstanding

As of the Record Date, each Fund had outstanding the following number of shares of the classes indicated below.

Fund	Class A	Class B	Class C	Class E	Class F	Class I	Class R	Class R4	Class R5	Class T	Class W	Class Y	Class Z	Total
Columbia Balanced Fund	3,334,956	263,160	1,171,802	—	—	—	102	—	—	—	—	—	—	13,937,561
Columbia Bond Fund	1,515,700		259,908	—	—	1,528,544	—	—	—	—	—	2,591,404	72,516,756	78,412,576
Columbia California Tax-Exempt Fund	33,841,883	210,191	4,161,952	—	—	—	—	—	—	—	—	—	—	50,399,313
Columbia Connecticut Tax-Exempt Fund	9,868,018	310,227	1,623,843	—	—	—	—	—	—	—	—	—	—	11,802,404
Columbia Contrarian Core Fund	9,307,031	313,810	1,642,312	—	—	5,828,987	198	—	—	8,794,195	4,906,097	—	—	53,670,218
Columbia Corporate Income Fund	8,642,856	513,441	1,116,786	—	—	254	—	—	—	—	—	—	—	55,246,928
Columbia Emerging Markets Fund	850,373	—	176,718	—	—	1,200,864	214	—	—	—	—	—	—	37,779,437
Columbia Energy and Natural Resources Fund	2,499,676	—	888,837	—	—	4,431,610	133	—	—	—	—	—	—	35,747,462
Columbia High Yield Municipal Fund	6,991,527	517,587	1,014,951	—	—	—	—	—	—	—	—	—	—	79,499,059
Columbia High Yield Opportunity Fund	47,784,247	2,883,571	3,254,472	—	—	—	—	—	—	—	—	—	—	79,685,380
Columbia Intermediate Bond Fund	18,645,081	1,787,777	3,584,095	—	—	2,426,468	235,021	—	—	—	—	—	—	237,125,120
Columbia Intermediate Municipal Bond Fund	9,004,658	244,443	2,120,393	—	—	—	—	—	—	945,622	—	—	—	232,369,580
Columbia International Bond Fund	114,018	—	40,093	—	—	221	—	—	—	—	—	—	—	1,527,729
Columbia Large Cap Growth Fund	7,147,351	680,955	813,971	613,710	22,427	7,402,287	121	—	—	6,843,568	121	740,921	37,527,983	61,793,414
Columbia Pacific/Asia Fund	119,967	—	7,208	—	—	631,042	—	—	—	—	—	—	—	5,116,984
Columbia Real Estate Equity Fund	2,201,905	—	561,504	—	—	2,851,958	213	—	—	—	—	—	—	30,456,984
Columbia Select Large Cap Growth Fund	73,809,316	—	471,284	—	—	3,814,503	173,199	—	—	—	—	—	—	297,214,712
Columbia Select Small Cap Fund	1,003,395	—	80,391	—	—	—	—	—	—	—	—	—	—	33,965,925
Columbia Small Cap Core Fund	9,739,176	1,231,344	1,663,048	—	—	—	—	—	—	5,492,045	4,597,831	—	—	53,373,681
Columbia Strategic Income Fund	161,622,576	12,471,809	31,516,019	—	—	—	—	—	—	—	—	—	—	316,768,260
Columbia Strategic Investor Fund	8,847,460	1,239,224	1,014,528	—	—	—	147	—	—	—	—	816,796	33,188,224	45,106,673
Columbia Value and Restructuring Fund	5,427,820	—	—	—	—	—	1,245,694	—	—	—	—	—	—	130,569,831

D-1

Number of Votes to which Each Class is Entitled

As of the Record Date, each class of each Fund is entitled to the following number of votes:

Fund	Class A	Class B	Class C	Class E	Class F	Class I	Class R	Class R4	Class R5	Class T	Class W	Class Y	Class Z	Total
Columbia Balanced Fund	87,142,396	6,871,117	30,595,739	—	—	—	2,653	—	—	—	—	—	239,181,149	363,793,055
Columbia Bond Fund	13,989,913	—	2,398,954	—	—	14,123,748	—	—	—	—	2,423	23,944,574	669,329,660	723,789,272
Columbia California Tax-Exempt Fund	236,554,761	1,469,237	29,092,043	—	—	—	—	—	—	—	—	—	85,175,155	352,291,195
Columbia Connecticut Tax-Exempt Fund	73,220,696	2,301,884	12,048,914	—	—	—	—	—	—	—	—	—	2,340	87,573,835
Columbia Contrarian Core Fund	130,577,642	4,117,189	21,563,561	—	—	82,072,141	2,783	—	—	122,503,130	68,832,548	—	322,345,205	752,014,201
Columbia Corporate Income Fund	83,230,703	4,944,432	10,754,653	—	—	2,448	—	—	—	—	72,806,303	—	360,289,374	532,027,913
Columbia Emerging Markets Fund	9,481,661	—	1,959,804	—	—	13,377,628	2,385	—	—	—	44,391,995	—	351,688,938	420,902,411
Columbia Energy and Natural Resources Fund	55,617,782	—	19,341,095	—	—	99,002,162	2,964	—	—	—	—	—	623,614,510	797,578,513
Columbia High Yield Municipal Fund	66,139,845	4,896,375	9,601,433	—	—	—	—	—	—	—	—	—	671,423,450	752,061,102
Columbia High Yield Opportunity Fund	191,136,988	11,534,286	13,017,889	—	—	—	—	—	—	—	—	—	103,052,359	318,741,521
Columbia Intermediate Bond Fund	168,365,084	16,143,623	32,364,379	—	—	21,911,004	2,122,240	—	—	—	2,469	—	1,900,331,033	2,141,239,832
Columbia Intermediate Municipal Bond Fund	91,667,421	2,488,429	21,585,598	—	—	—	—	—	—	9,626,429	—	—	2,240,154,450	2,365,522,328
Columbia International Bond Fund	1,246,219	—	438,218	—	—	2,414	—	—	—	—	—	—	15,011,228	16,698,079
Columbia Large Cap Growth Fund	165,246,750	14,477,112	17,313,169	14,170,556	476,568	174,842,008	2,799	—	—	157,196,757	2,795	17,500,549	886,410,952	1,447,640,015
Columbia Pacific/Asia Fund	1,004,125	—	59,826	—	—	5,307,064	—	—	—	—	—	—	36,700,818	43,071,832
Columbia Real Estate Equity Fund	26,202,674	2,904,183	6,681,901	—	—	33,995,339	2,532	—	—	—	2,534	—	293,205,242	362,994,406
Columbia Select Large Cap Growth Fund	932,211,661	—	5,806,225	—	—	48,520,479	2,132,074	—	—	—	2,829	—	2,782,806,026	3,771,479,295
Columbia Select Small Cap Fund	17,609,574	—	1,377,090	—	—	—	9,557,620	—	—	—	—	—	570,827,964	599,372,248
Columbia Small Cap Core Fund	149,788,520	16,881,728	22,833,654	—	—	2,115,953	—	—	—	83,039,723	70,714,637	—	482,465,636	827,839,850
Columbia Strategic Income Fund	982,665,261	75,703,878	191,617,394	—	—	—	2,468	—	—	—	2,468	—	668,053,839	1,918,045,307
Columbia Strategic Investor Fund	166,155,293	22,343,204	18,302,090	—	—	2,763	2,764	—	—	—	2,768	15,355,758	624,602,368	846,767,008
Columbia Value and Restructuring Fund	265,040,457	—	67,568,214	—	—	20,946,473	60,777,432	—	—	—	2,808	—	5,958,792,443	6,373,127,825

D-2

APPENDIX E

Principal Holders and Control Persons

As of November 30, 2010, the name, address and percentage of ownership of each person who may be deemed to be a “principal holder” (i.e., owns of record or is known by the Trust to own beneficially 5% or more of any class of a Fund’s outstanding shares) and each investor who owned 25% or more of a Fund’s shares (all share classes taken together) is listed below. Investors who own more than 25% of a Fund’s shares may be presumed under securities laws to control the Fund and may be able to determine the outcome of issues that are submitted to shareholders for vote. The table is organized by fiscal year end.

Principal Holder Ownership of the Funds with Fiscal Years Ending March 31:

Fund	Shareholder Name, City and State	Share Class	% of Share Class	% of Fund
Columbia Bond Fund	Bank of America, N.A. Trustee, Attn: Betty Barley/Funds Accounting, 1201 Main St. 10th Fl., Dallas, TX 75202-3908 (“BofA – TX”)	Z	62.51%	57.72%
	Charles Schwab & Co. Inc. Special Custody A/C For Benefit of Customers, Attn: Mutual Funds, 101 Montgomery St., San Francisco, CA 94104-4151 (“Charles Schwab, Mutual Funds – CA”)	Z	6.89%	—
	Edward D. Jones & Co. Mutual Fund Shareholder Accounting, 201 Progress Pkwy, Maryland Heights, MO 63043-3009 (“Edward D. Jones, Mutual Funds – MO”)	A	15.12%	—
	Merrill Lynch Pierce Fenner & Smith Inc For the Sole Benefit of its Customers, Attn: Service Team, 4800 Deer Lake Drive East 3rd Fl., Jacksonville, FL 32246-6484 (“ML Pierce Fenner & Smith – FL”)	A	9.51%	—
	ML Pierce Fenner & Smith – FL	C	8.05%	—
	Wells Fargo Investments LLC, 625 Marquette Ave Fl. 13, Minneapolis, MN 55402-2323	C	5.05%	—
	RVS Retirement Plus 2010 Fund 1767 Ameriprise Financial Ctr, Minneapolis, MN 55474-0017 (“RVS 2010 – MN”)	I	10.92%	—
	RVS Retirement Plus 2015 Fund (“RVS 2015 – MN”)	I	22.83%	—
	RVS Retirement Plus 2020 Fund (“RVS 2020 – MN”)	I	18.94%	—
	RVS Retirement Plus 2025 Fund (“RVS 2025 – MN”)	I	15.33%	—
	RVS Retirement Plus 2030 Fund (“RVS 2030 – MN”)	I	12.22%	—
	RVS Retirement Plus 2035 Fund (“RVS 2035 – MN”)	I	8.59%	—
	RVS Retirement Plus 2040 Fund (“RVS 2040 – MN”)	I	5.78%	—
	RVS Retirement Plus 2045 Fund (“RVS 2045 – MN”)	I	5.38%	—
	Riversource Investments LLC, Attn: T. Armbrustmacher & V. Gehlhar, 50807 Ameriprise Financial Ctr, Minneapolis, MN 55474-0508 (“Riversource – MN”)	W	100.00%	—
	BofA – TX	Y	99.95%	—

Columbia Corporate Income Fund	Edward D. Jones, Mutual Funds – MO	A	7.27%
	ML Pierce Fenner & Smith – FL	A	7.28%	—
	ML Pierce Fenner & Smith – FL	B	21.91%	—
	ML Pierce Fenner & Smith – FL	C	20.77%	—
	Riversource – MN	I	100.00%	—
	Riversource – MN	W	100.00%	—
	BofA – TX	Z	59.64%	46.88%
	Charles Schwab, Mutual Funds – CA	Z	13.35%	—

Fund	Shareholder Name, City and State	Share Class	% of Share Class	% of Fund
Columbia Emerging Markets Fund	ML Pierce Fenner & Smith – FL	A	18.69%	—
	ML Pierce Fenner & Smith – FL	A	21.32%	—
	Citigroup Global Markets, Inc., House Account, Attn: Peter Booth 7th Fl., 333 W 34th St., New York, NY 10001-2402 (“Citigroup –NY”)	C	7.07%	—
	RVS 2015 – MN	I	10.08%	—
	RVS 2020 – MN	I	12.54%	—
	RVS 2025 – MN	I	17.71%	—
	RVS 2030 – MN	I	19.52%	—
	RVS 2035 – MN	I	14.87%	—
	RVS 2045 – MN	I	11.18%	—
	RVS 2040 – MN	I	10.92%	—
	Riversource – MN	R	100.00%	—
	Riversource – MN	W	100.00%	—
	BofA – TX	Z	27.47%	26.14%
	Charles Schwab, Mutual Funds – CA	C	31.28%	29.77%
	State Street Bank and Trust Company AAF Life Goal Balanced Growth, Attn: Jim Botsolis, Two Avenue De Lafayette Boston, MA 02111-1724 (“State Street Balanced Growth – MA”)	Z	6.54%	—
	State Street Bank and Trust Company AAF Life Goal Growth Portfolio, Attn: Jim Botsolis, Two Avenue De Lafayette Boston, MA 02111-1724 (“State Street Growth – MA”)	Z	6.16%	—

Columbia Energy and Natural Resources Fund	ML Pierce Fenner & Smith – FL	A	8.43%	—
	Morgan Stanley Smith Barney, Harborside Financial Center Plaza 2 3rd Floor, Jersey City, NJ 07311 (“MSSB – NJ”)	A	6.45%	—
	ML Pierce Fenner & Smith – FL	C	14.90%	—
	SSB & Trust Co. Agent for Asset Allocation Fund, Attn: Jim Botsolis, Two Avenue De Lafayette Boston, MA 02111-1724 (“SSB Asset Allocation – MA”)	I	64.85%	—
	SSB & Trust Co. Agent for Asset Allocation Fund VS, Attn: Jim Botsolis, Two Avenue De Lafayette Boston, MA 02111-1724 (“SSB Asset Allocation VS – MA”)	I	35.11%	—
	Riversource – MN	R	100.00%	—
	BofA – TX	Z	19.22%	—
	Charles Schwab, Mutual Funds – CA	Z	18.55%	—
	LPL Financial FBO Customer Accounts, Attn: Mutual Fund Operations, P.O. Box 509046, San Diego, CA 92150-9046 (“LPL – CA”)	Z	5.31%	—
	State Street Balanced Growth – MA	Z	6.20%	—
	TD Ameritrade Inc. For the Exclusive Benefit of our Clients, P.O. Box 2226, Omaha, NE 68103-2226	Z	5.83%	—

Columbia Intermediate Bond Fund	ML Pierce Fenner & Smith – FL	A	8.26%	—
	NFS LLC FEBO Transamerica Life Insurance Company, 1150 S Olive St Ste 2700, Los Angeles, CA 90015-2211	A	18.68%	—
	ML Pierce Fenner & Smith – FL	B	31.76%	—
	Citigroup – NY	C	12.57%	—
	ML Pierce Fenner & Smith – FL	C	23.48%	—
	MSSB – NJ	C	5.65%	—
	Riversource – MN	I	100.00%	—
	MG Trust Co. Cust. FBO Alert Ambulance Service Inc. 401(k), 700 17th St Ste 300, Denver, CO 80202-3531	R	5.73%	—

Fund	Shareholder Name, City and State	Share Class	% of Share Class	% of Fund
	MG Trust Company Cust. FBO Gregory Phillies, M.D., P.C., 700 17th St Ste 300, Denver, CO 80202-3531	R	7.77%	—
	ML Pierce Fenner & Smith – FL	R	15.40%	—
	Frontier Trust Co. FBO Auburn Manufacturing Co. Retirement, P.O. Box 10758, Fargo, ND 58106-0758	R	6.21%	—
	Raymond James & Associates, Inc. FBO, Thomas C. Davis and Steven J. Davis TTEE SB Davis Company PSP, 2695 Elmridge Dr NW, Grand Rapids, MI 49534-1302	R	6.16%	—
	Frontier Trust Co. FBO Reggio Register Co. Inc. 401(k), P.O. Box 10758, Fargo, ND 58106-0758	R	18.47%	—
	Frontier Trust Co FBO Thomas J. King Jr., DDS, PCP, P.O. Box 10758, Fargo, ND 58106-0758	R	9.58%	—
	Columbia Management Investment Adviser LLC, Attn: T. Armbrustmacher & V. Gehlhar, 50807 Ameriprise Financial Ctr, Minneapolis, MN 55474-0508 (“Columbia Mgmt – MN”)	W	100.00%	44.46%
	BofA – TX	Z	49.49%	—
	Charles Schwab, Mutual Funds – CA	Z	6.60%	—
	Citigroup – NY	Z	5.66%	—
	Columbia Management Advisors Inc. FBO Col Moderate Growth NY 529, Attn: Jim Marin, 245 Summer St Fl. 3 MS, Boston, MA 02210-1133	Z	5.45%	—

Columbia Pacific Asia Fund	LPL – CA	A	40.60%	—
	Pershing LLC, P.O. Box 2052, Jersey City, NJ 07303-2052 (“Pershing – NJ”)	A	9.17%	—
	First Clearing LLC, 2801 Market St, St. Louis, MO 63103-2523	C	31.64%	—
	First Clearing LLC, Betty Jean Ghosh Tr Betty Jean Ghosh TTEE, 245 Kuikahi St., Hilo, HI 96720-2223	C	8.64%	—
	LPL – CA	C	12.22%	—
	MSSB – NJ	C	44.60%	—
	RVS 2015 – MN	I	10.61%	—
	RVS 2025 – MN	I	33.99%	—
	RVS 2030 – MN	I	18.11%	—
	RVS 2035 – MN	I	13.80%	—
	RVS 2040 – MN	I	10.12%	—
	RVS 2045 – MN	I	10.37%	—
	BofA – TX	Z	29.15%	25.88%
	Charles Schwab, Mutual Funds – CA	Z	10.18%	—
	State Street Balanced Growth – MA	Z	23.37%	—
	State Street Growth – MA	Z	15.37%	—

Columbia Select Large Cap Growth Fund	Barclays Capital Inc., 70 Hudson St. 7th Fl., Jersey City, NJ 07302-4585	C	10.15%	—
	ML Pierce Fenner & Smith – FL	C	17.58%	—
	MSSB – NJ	C	8.89%	—
	Pershing, LLC, P.O. Box 2052, Jersey City, NJ 07303-2052	C	6.57%	—
	RVS 2015 – MN	I	11.03%	—
	RVS 2020 – MN	I	15.40%	—
	RVS 2025 – MN	I	21.51%	—
	RVS 2030 – MN	I	17.58%	—
	RVS 2035 – MN	I	11.72%	—
	RVS 2040 – MN	I	9.83%	—
	RVS 2045 – MN	I	10.06%	—
	Frontier Trust Company FBO, Crose & Lemke Construction Inc. 401(k), P.O. Box 10758, Fargo, ND 58106-0758	R	13.00%	—
	Frontier Trust Company FBO, Jackson Services Inc. 401(k) Retirement, P.O. Box 10758, Fargo, ND 58106-0758	R	8.54%	—
	Frontier Trust Company FBO Network Adjusters Inc. 401(k), P.O. Box 10758, Fargo, ND 58106-0758	R	15.96%	—

Fund	Shareholder Name, City and State	Share Class	% of Share Class	% of Fund
	Frontier Trust Company FBO, Reggio Register Co. Inc. 401(k), P.O. Box 10758, Fargo, ND 58106-0758	R	8.64%	—
	Orchard Trust Co LLC Cust Opp Funds Record K Pro Ret Pl, 8515 E Orchard Rd 2T2, Greenwood Village, CO 80111	R	11.30%	—
	Wilmington Trust RISC Cust FBO Industrial Energy, P.O. Box 52129, Phoenix, AZ 85072-2129	R	12.59%	—
	Wilmington Trust RISC Cust FBO Watteredge Inc. Employee Sp, P.O. Box 52129, Phoenix, AZ 85072-2129	R	24.45%	—
	Columbia Mgmt – MN	VS-A	100.00%	50.03%
	Columbia Mgmt – MN	VS-B	100.00%	49.97%
	Riversource – MN	W	100.00%	—
	BofA – TX	Z	84.13%	63.1%
	Charles Schwab, Mutual Funds – CA	Z	6.7%	—

Columbia Select Small Cap Fund	MSSB – NJ	A	24.19%	—
	Citigroup – NY	C	8.05%	—
	NFS LLC FEBO James Carlisle TTEE James Carlisle 2007 Revocable Trust U/A 10/29/07, 4402 Jessamine Holw, Austin, TX 78731-3512	C	14.28%	—
	RBC Capital Markets Corp. FBO, Martha H. Eisenlohr John E. Eisenlohr Tenant Common, 3849 Normandy, Dallas, TX 75205-2106	C	6.74%	—
	RBC Capital Markets Corp. FBO, Nancy H. Wilten Individual Retirement Account, 1361 Bridle Bit Rd, Flower Mound, TX 75022-6293	C	15.73%	—
	DCGT as TTEE and/or Cust. FBO Principal Financial Group Qualified Prin. Advtg. Omnibus, Attn: NPIO Trade Desk, 711 High St., Des Moines, IA 50392-0001 (“DCGT – IA”)	R	22.87%	—
	Frontier Trust Company FBO North Country Business Products 401(k), P.O. Box 10758 Fargo, ND 58106-0758	R	8.08%	—
	Wachovia Bank FBO Various Retirement Plans, 1525 West WT Harris Blvd., Charlotte, NC 28262-8522	R	5.58%	—
	BofA – TX	Z	61.69%	58.69%
	Charles Schwab, Mutual Funds – CA	Z	8.46%	—

Columbia Value and Restructuring Fund	Citigroup – NY	C	7.99%	—
	ML Pierce Fenner & Smith – FL	C	15.68%	—
	Riversource – MN	I	100.00%	—
	DCGT – IA	R	23.44%	—
	DCGT as TTEE and/or Cust. FBO, Principal Financial Group Qualified FIA Omnibus, Attn: NPIO Trade Desk, 711 High St., Des Moines, IA 50392-0001	R	19.63%	—
	JP Morgan Chase Bank TTEE FBO, Huhtamaki Long Term Savings & Investment Plan for Hourly Employees C/O JP Morgan RPS 5500 Team, 9300 Ward Pkwy, Kansas City, MO 64114-3317 (“JP Morgan – MO”)	R	21.38%	—
	Riversource – MN	W	100.00%	—
	BofA – TX	Z	16.13%	—
	Charles Schwab, Mutual Funds – CA	Z	28.32%	26.56%
	John Hancock Life Insurance Co. USA, RPS Seg Funds & Accounting ET-7, 601 Congress St, Boston, MA 02210-2804	Z	6.07%	—
	ML Pierce Fenner & Smith – FL	Z	10.91%	—

Principal Holder Ownership of the Funds with Fiscal Years Ending May 31:

Fund	Shareholder Name, City and State	Share Class	% of Share Class	% of Fund
Columbia High Yield Opportunity Fund	Edward D. Jones & Co., 201 Progress Pkwy, Maryland Heights, MO 63043-3009 (“Edward D. Jones – MO”)	A	8.70%	—
	ML Pierce Fenner & Smith – FL	A	14.19%	—
	Citigroup – NY	B	9.19%	—
	ML Pierce Fenner & Smith – FL	B	13.49%	—
	Citigroup – NY	C	5.29%	—
	ML Pierce Fenner & Smith – FL	C	13.82%	—
	BofA – TX	Z	78.75%	25.62%

Columbia International Bond Fund	Edward D. Jones, Mutual Funds – MO	A	5.58%	—
	LPL – CA	A	7.15%	—
	American Enterprise Inv Svcs, Inc., FBO, Attn: MFIS Customer, P.O. Box 9446, Minneapolis, MN 55440-9446	C	7.15%	—
	ML Pierce Fenner & Smith – FL	C	17.05%	—
	Riversource – MN	I	100.00%	—
	BofA – TX	Z	59.97%	54.17%
	Columbia Mgmt – MN	Z	37.41%	33.79%

Columbia Strategic Income Fund	ML Pierce Fenner & Smith – FL	A	10.13%	—
	ML Pierce Fenner & Smith – FL	B	25.45%	—
	Citigroup – NY	C	5.46%	—
	ML Pierce Fenner & Smith – FL	C	28.90%	—
	Riversource – MN	R	100.00%	—
	Riversource – MN	W	100.00%	—
	BofA – TX	Z	70.26%	—
	Charles Schwab, Mutual Funds – CA	Z	5.81%	—
	ML Pierce Fenner & Smith – FL	Z	8.91%	—

Principal Holder Ownership of the Funds with Fiscal Years Ending June 30:

Fund	Shareholder Name, City and State	Share Class	% of Share Class	% of Fund
Columbia High Yield Municipal Fund	Edward D. Jones – MO	A	7.72%	—
	ML Pierce Fenner & Smith – FL	A	24.30%	—
	ML Pierce Fenner & Smith – FL	B	35.97%	—
	LPL – CA	C	5.21%	—
	ML Pierce Fenner & Smith – FL	C	32.67%	—
	BofA – TX	Z	82.17%	73.40%

Principal Holder Ownership of the Funds with Fiscal Years Ending August 31:

Fund	Shareholder Name, City and State	Share Class	% of Share Class	% of Fund
Columbia Balanced Fund	Citigroup – NY	A	5.23%	—
	ML Pierce Fenner & Smith – FL	A	5.71%	—
	Taynik & Co. C/O Investors Bank & Trust Co., 200 Clarendon St, Boston, MA 02116-5021	A	8.66%	—
	ML Pierce Fenner & Smith – FL	B	22.93%	—
	MSSB – NJ	B	6.92%	—
	Citigroup – NY	C	10.55%	—

Fund	Shareholder Name, City and State	Share Class	% of Share Class	% of Fund
	ML Pierce Fenner & Smith – FL	C	17.02%	—
	MSSB – NJ	C	13.57%	—
	Columbia Mgmt – MN	R	100.00%	—
	BofA – TX	Z	6.06%	—
	Charles Schwab, Mutual Funds – CA	Z	7.50%	—
	ML Pierce Fenner & Smith – FL	Z	15.34%	—
	NFS LLC FEBO, Regions Bank DBA Kenneburt Co., 250 Riverchase Pkwy E Fl. 5, Birmingham, AL 35244-1832	Z	5.47%	—

Columbia Strategic Investor Fund	ML Pierce Fenner & Smith – FL	A	6.62%	—
	ML Pierce Fenner & Smith – FL	B	27.08%	—
	ML Pierce Fenner & Smith – FL	C	17.81%	—
	Riversource – MN	I	100.00%	—
	Riversource – MN	R	100.00%	—
	Riversource – MN	W	100.00%	—
	BofA – TX	Y	99.89%	—
	Charles Schwab, Mutual Funds – CA	Z	6.21%	—

Principal Holder Ownership of the Funds with Fiscal Years Ending September 30:

Fund	Shareholder Name, City and State	Share Class	% of Share Class	% of Fund
Columbia Contrarian Core Fund	ML Pierce Fenner & Smith – FL	B	17.09%	—
	ML Pierce Fenner & Smith – FL	C	26.93%	—
	RVS 2015 – MN	I	11.06%	—
	RVS 2020 – MN	I	12.86%	—
	RVS 2025 – MN	I	19.97%	—
	RVS 2030 – MN	I	17.61%	—
	RVS 2035 – MN	I	14.25%	—
	RVS 2040 – MN	I	10.06%	—
	RVS 2045 – MN	I	10.50%	—
	Columbia Mgmt – MN	R	100.00%	—
	ML Pierce Fenner & Smith – FL	T	32.02%	—
	Columbia Mgmt – MN	W	100.00%	—
	BofA – TX	Z	44.31%	—
	ML Pierce Fenner & Smith – FL	Z	5.13%	—
	State Street Balanced Growth – MA	Z	5.95%	—
	State Street Growth – MA	Z	6.22%	—

Columbia Large Cap Growth Fund	SSB Asset Allocation – MA	I	25.31%	—
	SSB and Trust Fund as Agent for Columbia Liberty Fund, Attn: Jim Botsolis, Two Avenue De Lafayette, Boston, MA 02111-1724	I	57.26%	—
	SSB Asset Allocation VS – MA	I	13.73%	—
	Riversource – MN	R	100.00%	—
	Riversource – MN	W	100.00%	—
	BofA – TX	Y	99.94%	—

Columbia Small Cap Core Fund	RVS 2015 – MN	I	8.56%	—
	RVS 2020 – MN	I	11.97%	—
	RVS 2025 – MN	I	14.83%	—
	RVS 2030 – MN	I	20.44%	—
	RVS 2035 – MN	I	15.60%	—
	RVS 2040 – MN	I	11.46%	—
	RVS 2045 – MN	I	13.67%	—
	Riversource – MN	W	100.00%	—

Principal Holder Ownership of the Funds with Fiscal Years Ending October 31:

Fund	Shareholder Name, City and State	Share Class	% of Share Class	% of Fund
Columbia California Tax-Exempt Fund	Citigroup – NY	A	5.80%	—
	ML Pierce Fenner & Smith – FL	A	22.97%	—
	Citigroup – NY	B	13.84%	—
	ML Pierce Fenner & Smith – FL	B	29.64%	—
	MSSB – NJ	B	8.65%	—
	Citigroup – NY	C	7.77%	—
	ML Pierce Fenner & Smith – FL	C	65.38%	—
	BofA – TX	Z	85.33%	—
	ML Pierce Fenner & Smith – FL	Z	9.12%	—

Columbia Connecticut Tax-Exempt Fund	ML Pierce Fenner & Smith – FL	A	14.39%	—
	ML Pierce Fenner & Smith – FL	B	34.00%	—
	Citigroup – NY	C	5.54%	—
	ML Pierce Fenner & Smith – FL	C	23.73%	—
	MSSB – NJ	C	6.61%	—
	Pershing – NJ	C	5.79%	—
	Columbia Mgmt – MN	Z	100.00%	—

Columbia Intermediate Municipal Bond Fund	ML Pierce Fenner & Smith – FL	A	49.68%	—
	ML Pierce Fenner & Smith – FL	B	53.52%	—
	ML Pierce Fenner & Smith – FL	C	40.06%	—
	MSSB – NJ	C	6.06%	—
	ML Pierce Fenner & Smith – FL	T	6.40%	—
	Charles Schwab, Mutual Funds – CA	T	11.10%	—
	BofA – TX	Z	91.18%	—

Principal Holder Ownership of the Funds with Fiscal Years Ending December 31

Fund	Shareholder Name, City and State	Share Class	% of Share Class	% of Fund
Columbia Real Estate Equity Fund	First Clearing LLC, Barrett A. Toan & Paula O’Brien Joint Tenants, 42 Portland Pl, St. Louis, MO 63108-1242	A	11.41%	—
	MSSB – NJ	A	9.29%	—
	ML Pierce Fenner & Smith – FL	B	15.34%	—
	RVS 2015 – MN	I	8.75%	—
	RVS 2020 – MN	I	18.32%	—
	RVS 2030 – MN	I	20.87%	—
	RVS 2035 – MN	I	15.91%	—
	RVS 2040 – MN	I	14.64%	—
	RVS 2045 – MN	I	17.94%	—
	Riversource – MN	R	100.00%	—
	Riversource – MN	W	100.00%	—
	BofA – TX	Z	36.79%	33.04%
	Charles Schwab, Mutual Funds – CA	Z	20.21%	—
	State Street Balanced Growth – MA	Z	5.05%	—

NM-BOOK 2

COLUMBIA FUNDS JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 15, 2011

The undersigned shareholder of the Fund or Funds named below hereby acknowledges receipt of the Notice of a Joint Special Meeting of Shareholders and Combined Proxy Statement/Prospectus for the Joint Special Meeting of Shareholders (the “Meeting”) to be held at 1:00 p.m., Eastern time, on February 15, 2011, at One Financial Center, 5th Floor Conference Room A, Boston, Massachusetts 02111, and, revoking any previous proxies, hereby appoints J. Kevin Connaughton, Michael Clarke, Marybeth Pilat, Joseph F. DiMaria, Julian Quero, Scott R. Plummer, Christopher O. Petersen and Ryan C. Larrenaga (or any of them) as proxies for the undersigned, with full power of substitution in each of them, to attend the Meeting and any adjournments or postponements thereof and to cast on behalf of the undersigned all the votes the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned at the Meeting with all the powers possessed by the undersigned if personally present at the Meeting. Capitalized terms in this proxy card that are otherwise undefined have the meanings set forth in the Combined Proxy Statement/Prospectus.

YOUR VOTE IS IMPORTANT. Mark, sign, date and return this proxy card as soon as possible.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-866-241-6192

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing in a representative capacity, please give title.

Signature
Additional Signature (if held jointly)
Date	2011
CFS_22080_NMB2_122010

FUND	FUND	FUND
Fundname Drop-In 1	Fundname Drop-In 2	Fundname Drop-In 3
Fundname Drop-In 4	Fundname Drop-In 5	Fundname Drop-In 6
Fundname Drop-In 7	Fundname Drop-In 8	Fundname Drop-In 9
Fundname Drop-In 10	Fundname Drop-In 11	Fundname Drop-In 12
Fundname Drop-In 13	Fundname Drop-In 14	Fundname Drop-In 15
Fundname Drop-In 16	Fundname Drop-In 17	Fundname Drop-In 18
Fundname Drop-In 19	Fundname Drop-In 20	Fundname Drop-In 21
Fundname Drop-In 22

VOTING OPTIONS

Read your Combined Proxy Statement/Prospectus and have it at hand when voting.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ABOVE.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD

THE BOARD(S) RECOMMENDS A VOTE FOR EACH OF THE PROPOSAL(S) LISTED BELOW. THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BELOW AND, ABSENT DIRECTION, WILL BE VOTED FOR EACH OF THE PROPOSALS LISTED BELOW. THE PROXIES ARE ALSO AUTHORIZED TO VOTE UPON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF, INCLUDING ANY ADJOURNMENT(S) NECESSARY TO OBTAIN QUORUMS AND/OR APPROVALS.

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ¢

☐ To vote FOR all Proposals for your Fund or Funds, mark this box. No other vote is necessary.

1. To approve the proposed amendment to the Investment Management Services Agreement with Columbia Management Investment Advisers, LLC.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
Fundname Drop-In 1	☐	☐	☐	Fundname Drop-In 2	☐	☐	☐
Fundname Drop-In 3	☐	☐	☐	Fundname Drop-In 4	☐	☐	☐
Fundname Drop-In 5	☐	☐	☐	Fundname Drop-In 6	☐	☐	☐
Fundname Drop-In 7	☐	☐	☐	Fundname Drop-In 8	☐	☐	☐
Fundname Drop-In 9	☐	☐	☐	Fundname Drop-In 10	☐	☐	☐
Fundname Drop-In 11	☐	☐	☐	Fundname Drop-In 12	☐	☐	☐
Fundname Drop-In 13	☐	☐	☐	Fundname Drop-In 14	☐	☐	☐
Fundname Drop-In 15	☐	☐	☐	Fundname Drop-In 16	☐	☐	☐
Fundname Drop-In 17	☐	☐	☐	Fundname Drop-In 18	☐	☐	☐
Fundname Drop-In 19	☐	☐	☐	Fundname Drop-In 20	☐	☐	☐
Fundname Drop-In 21	☐	☐	☐	Fundname Drop-In 22	☐	☐	☐

2. To approve the reclassification of the Fund from a “diversified” fund to a “non-diversified” fund, as such terms are defined in the 1940 Act.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
Fundname Drop-In 1	☐	☐	☐	Fundname Drop-In 2	☐	☐	☐

3. To approve the conversion of the Fund’s investment objective and a related 80% policy from “fundamental” to “non-fundamental.”

	FOR	AGAINST	ABSTAIN
Fundname Drop-In 1	☐	☐	☐

Important Notice Regarding the Availability of Proxy Materials for the Meeting

to be held on February 15, 2011.

The Combined Proxy Statement/Prospectus for the Meeting and the

Notice of a Joint Special Meeting of Shareholders are available at:

https://www.proxy-direct.com/col22080

EVERY VOTE IS IMPORTANT! PLEASE VOTE TODAY USING ONE OF THE FOUR AVAILABLE OPTIONS!

CFS_22080_NMB2_122010